UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07043
Name of Registrant:	Vanguard Admiral Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2016 – August 31, 2017
Item 1: Reports to Shareholders

Annual Report | August 31, 2017

Vanguard Money Market Funds

Vanguard Prime Money Market Fund

Vanguard Federal Money Market Fund

Vanguard Treasury Money Market Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Prime Money Market Fund.	10
Federal Money Market Fund.	29
Treasury Money Market Fund.	43
About Your Fund’s Expenses.	55
Trustees Approve Advisory Arrangements.	57
Glossary.	59

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended August 31, 2017, Investor Shares of Vanguard Prime Money Market Fund returned 0.83%, while Admiral Shares, with their lower expense ratio, returned 0.89%. Vanguard Federal Money Market Fund returned 0.57% and Vanguard Treasury Money Market Fund returned 0.54%. The results for all three funds exceeded the average returns of their peer groups.

• During the 12 months, the Federal Reserve raised the federal funds rate three times, pushing its target range to 1%–1.25%. It also signaled it would begin trimming its $4.5 trillion balance sheet.

• The period also coincided with the final implementation of new money market regulations. Under the rules, all three funds covered by this report seek to maintain a stable net asset value of $1 per share.

• Toward the end of the period, the funds made portfolio moves that helped insulate them from a spike in rates that occurred in the wake of a debt-ceiling debate.

Total Returns: Fiscal Year Ended August 31, 2017
	7-Day SEC	Total
	Yield	Returns
Vanguard Prime Money Market Fund
Investor Shares	1.10%	0.83%
Admiral™ Shares	1.16	0.89
Money Market Funds Average		0.43

Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company. In April 2017, the Institutional Money Market Funds Average was replaced with the Money Market Funds Average.

Vanguard Federal Money Market Fund	0.97%	0.57%
Government Money Market Funds Average		0.19
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Treasury Money Market Fund	0.93%	0.54%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average		0.19

iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.
The 7-day SEC yield of a money market fund more closely reflects the current earnings of the fund than its total return.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended August 31, 2017
Average
Annual Return
Prime Money Market Fund Investor Shares	0.62%
Money Market Funds Average	0.41
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Federal Money Market Fund	0.54%
Government Money Market Funds Average	0.33
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Treasury Money Market Fund	0.45%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average	0.24
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Prime Money Market Fund
Investor Shares	0.16%	0.32%
Admiral Shares	0.10	0.32
Federal Money Market Fund	0.11	0.26
Treasury Money Market Fund	0.09	0.16

The fund expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the funds’ expense ratios were: for the Prime Money Market Fund, 0.16% for Investor
Shares and 0.10% for Admiral Shares; for the Federal Money Market Fund, 0.11%; and for the Treasury Money Market Fund, 0.09%.

Peer groups: For the Prime Money Market Fund Investor Shares and Admiral Shares, Money Market Funds; for the Federal Money Market
Fund, Government Money Market Funds; and for the Treasury Money Market Fund, iMoneyNet Money Fund Report’s 100% Treasury
Funds.

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

Since mid-August we’ve been reaching out to you about the proposals put forth by the Vanguard funds that, if approved, will enable us to manage the funds more efficiently and effectively. As the November deadline for voting approaches, I’d like to offer some perspective on a few of the proposals that I believe are important to the way Vanguard operates and manages your investments. I hope you consider this information and promptly cast your ballot.

Your biggest advocate

The main driver for this proxy solicitation is to ask all our fund shareholders to elect a full slate of trustees who oversee each U.S.-based Vanguard mutual fund. These trustees serve an important role, making sure your funds are managed in your best interests. This includes monitoring fund performance, approving advisory agreements, and ensuring that we’re keeping your investment costs as low as possible. Simply put, they are your biggest advocate.

Each trustee brings a variety of skills and professional experiences that contribute to the board’s strength and diversity.

Of the 12 nominees, nine currently serve on the board, and three are new. If elected, the new board would include ten independent members, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

These are the proposed new trustees:

• Sarah Bloom Raskin is a former member of the Federal Reserve Board of Governors and former deputy secretary of the U.S. Treasury Department. She is an expert in cybersecurity—a critically important issue at Vanguard, as we place a premium on protecting clients’ assets and sensitive data.

• Deanna Mulligan is chief executive officer of The Guardian Life Insurance Company of America. It’s rare to find a CEO such as Deanna who leads a company with a mutual ownership structure similar to Vanguard’s.

• Tim Buckley is president and a director of Vanguard and will succeed me in January as CEO. (I’ll remain chairman for a period to be determined by the board.) I interviewed Tim when he applied for his first job here in 1991 and again when he was graduating from Harvard Business School. I was thrilled he picked Vanguard as a place to build his career, and I’ve been delighted to see him take on several leadership positions, including as head of our Retail Investor Group, chief information officer, and chief investment officer. I can think of no one better prepared to succeed me.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.16%	9.21%	14.37%
Russell 2000 Index (Small-caps)	14.91	7.67	13.15
Russell 3000 Index (Broad U.S. market)	16.06	9.08	14.27
FTSE All-World ex US Index (International)	18.74	2.80	7.76

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.49%	2.64%	2.19%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.88	3.40	3.23
Citigroup Three-Month U.S. Treasury Bill Index	0.58	0.25	0.16

CPI
Consumer Price Index	1.94%	1.06%	1.28%

Vanguard believes that diversity of thought, background, and experience, as well as diversity of personal characteristics, meaningfully contributes to the board’s ability to effectively serve shareholders. If Sarah and Deanna are elected, women will account for 40% of the board’s independent trustees.

I should note that even as Vanguard is nominating three new board members, we’re saying goodbye to trustee Rajiv Gupta. Rajiv was a legendary CEO of Rohm and Haas Co., and Vanguard and our clients have benefited greatly from his expertise. I wish him a happy retirement.

Summarizing the proposals

Among the trustees’ leading responsibilities is overseeing the funds’ internal and external investment advisory agreements. The trustees, in consultation with our Global Investment Committee and our Portfolio Review Department, choose the investment advisors that manage client assets. Over decades, we have built a strong track record of picking advisors whose portfolio management strategies have served clients well.

Two proposals in the proxy focus on this oversight responsibility. Shareholders of 48 Vanguard funds have already voted to allow the board to make external advisor changes without obtaining prior shareholder approval. The new proposals would extend that policy across our entire U.S.-based fund lineup and expand it to include internal advisory agreements with Vanguard subsidiaries. Eliminating the need for shareholder approval removes a step that is costly and time-consuming if done frequently or on an individual fund basis. Although there are no current plans to employ the policy on any Vanguard-managed funds, standardizing it enables the trustees to retain an advisory firm to diversify a fund’s management team or ensure management continuity should a contingency arise.

I also encourage shareholders of several specific Vanguard index funds to read the proxy proposals that affect those funds. One proposal would change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to include real estate-related securities, aligning the funds with updated industry-sector classification methodology. Another proposal seeks to change the diversification status of the REIT Index Fund to enable it to better track its benchmark. Finally, we seek your approval of the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund. If approved, this arrangement would then be standardized across Vanguard’s entire publicly available U.S. mutual fund lineup. It should also reduce costs and minimum initial investment requirements in select share classes.

At the ballot box

We hope you’ll make it a priority to cast your ballot. We want to avoid the added time and cost of soliciting sufficient votes should we not obtain a quorum by the shareholder meeting on November 15, when voting concludes. Ultimately, we believe the proposals I’ve discussed are in your best interest as Vanguard fund shareholders, and the trustees recommend that you vote in favor of them. For more information, visit vanguard.com and enter the search term “proxy.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

September 14, 2017

Advisor’s Report

For the 12 months ended August 31, 2017, Investor Shares of Vanguard Prime Money Market Fund returned 0.83%, while Admiral Shares, with their lower expense ratio, returned 0.89%. Vanguard Federal Money Market Fund returned 0.57% and Vanguard Treasury Money Market Fund 0.54%. The results for all three funds exceeded the average returns of their peer groups.

The investment environment

The period began with a wave of optimism, as investor attention turned from disappointing economic results in early 2016 to stronger-than-expected third-quarter GDP. That enthusiasm gained momentum in the wake of the U.S. presidential election as investors anticipated benefits from the new administration’s policy initiatives focused on tax reform, infrastructure spending, and greater deregulation. That fueled a shift to riskier assets, propelling many bellwether stock indexes to record highs in early 2017.

The Federal Reserve also acknowledged the economy’s strength. In December, it raised the federal funds target rate by a quarter percentage point—only the second increase in a decade. Although 2017 got off to a slow start, it picked up in the spring as consumers opened their wallets and the unemployment rate continued to grind lower. Those developments most likely played a large part in the Fed’s further raising of rates in March and June, which pushed its target range to 1%–1.25%. Those moves, along with the establishment of a framework for trimming its $4.5 trillion balance sheet, took the Fed closer to normalizing monetary policy after its emergency intervention in the wake of the Great Recession.

Inflation measures, on the other hand, disappointed. Annualized core inflation, which had been running at or above 2%, softened a little. In response, the Fed scaled back its 2017 inflation forecast but still expected inflation to move closer to its 2% target over the medium term. Further tightening in the labor market should help, although wage gains have been modest. Continued weakness in the dollar also could eventually feed through to higher prices.

Abroad, many major central banks including the Bank of Japan, the Bank of England, and the European Central Bank remained in accommodative policy mode as they struggled to balance growth and inflation concerns. Even with a weaker U.S. dollar, comparatively low yields across many developed markets kept U.S. bonds attractive to international investors.

The period concluded on an uncertain note, with investors fretting about a possible U.S. government shutdown over a debt-ceiling debate. Because the Fed’s rate moves were telegraphed in advance, the market responded with a measured increase in short-term rates. But the unexpected rhetoric around the debt-ceiling debate led to a sell-off in short-term bonds, causing their yields to spike as your fund’s fiscal year came to a close.

The yield of the 3-month U.S. Treasury note increased 66 basis points over the period, to 0.99%. The 2-year yield jumped 52 bps to 1.33%. On the longer end of the curve, the 10-year yield rose 54 bps to 2.12% and the 30-year yield rose 50 bps to 2.73%.

Management of the funds

The start of the fiscal year coincided with final implementation of new money market regulations. In the run-up to the final compliance deadline in October 2016, more than $1 trillion in assets industrywide moved to government money market funds from prime money market funds; that led spreads to widen between short-term government securities and bank certificates of deposit.

In the weeks before the compliance deadline, we took steps to prepare for the volatility, including maintaining the funds’ liquidity in excess of U.S. Securities and Exchange Commission targets and shortening the weighted average maturity. These measures allowed us to provide maximum safety and liquidity. The volatility associated with final implementation has since dissipated.

Throughout the period, we added to the Prime Money Market Fund’s exposure to floating-rate securities. These debt instruments reset, typically every month, at prevailing interest rates. They performed well as the Fed raised rates, generating a large portion of the fund’s returns. We continued to purchase high-quality bonds, such as short-term corporate and bank debt. Some of those bonds were from non-U.S. companies, enhancing the fund’s diversification.

We followed a similar strategy with the Federal Money Market Fund, increasing its exposure to floating-rate agency securities, and with the Treasury Money Market Fund, adding to its floating-rate Treasury securities; these moves allowed us to generate incremental yield while maintaining the funds’ short maturity profiles. We also continued to add to the Federal Money Market Fund’s Treasury exposure.

Across all three funds, as the debt-ceiling debate heated up, we sold Treasuries that were vulnerable to related market volatility. We reallocated those proceeds to other Treasury securities. We are closely monitoring any debt-ceiling developments that may occur later this year that could affect the markets.

A look ahead

Absent any external shocks, the U.S. economy is set to continue on its trajectory of modest but steady growth, with real GDP expanding by about 2% in 2017. The pace could pick up a little next year depending on the timing and size of any fiscal stimulus the government may enact.

We agree with the Fed’s assessment that the recent disinflation is transitory and that we will see consumer prices gradually rise through 2019. The Fed is likely to remain patient and cautious,

however, in carrying out monetary tightening. Some Fed officials have indicated they would favor waiting for inflation to reach or even modestly exceed 2% for some time before moving to raise rates more quickly. That could mean we won’t see another rate hike until the second half of 2018, especially if the Fed begins reducing its balance sheet later this year.

David R. Glocke, Principal

Vanguard Fixed Income Group

September 18, 2017

Prime Money Market Fund

Fund Profile
As of August 31, 2017

Financial Attributes
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMMXX	VMRXX
Expense Ratio[1]	0.16%	0.10%
7-Day SEC Yield	1.10%	1.16%
Average Weighted
Maturity	44 days	44 days

Sector Diversification (% of portfolio)
Certificates of Deposit		7.3%
U.S. Commercial Paper		2.2
Other		0.1
Repurchase Agreements		4.3
U.S. Government Obligations		1.6
U.S. Treasury Bills		26.2
Yankee/Foreign		58.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

1 The expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.16% for Investor Shares and 0.10% for Admiral Shares.

Prime Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. The fund is only available to retail investors (natural persons). You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2007, Through August 31, 2017

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2017

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Prime Money Market Fund Investor
Shares	0.83%	0.24%	0.62%	$10,642

• • • • • • • • Money Market Funds Average	0.43	0.09	0.41	10,417
Citigroup Three-Month U.S. Treasury
Bill Index	0.58	0.16	0.44	10,444
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

Prime Money Market Fund

	Average Annual Total Returns
	Periods Ended August 31, 2017

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Prime Money Market Fund Admiral Shares	0.89%	0.29%	0.71%	$5,368,605
Money Market Funds Average	0.43	0.09	0.41	5,208,500
Citigroup Three-Month U.S. Treasury Bill
Index	0.58	0.16	0.44	5,222,100

Fiscal-Year Total Returns (%): August 31, 2007, Through August 31, 2017

		Money
		Market
		Funds
	Investor Shares	Average
Fiscal Year	Total Returns	Total Returns
2008	3.60%	3.02%
2009	1.31	0.62
2010	0.08	0.02
2011	0.06	0.00
2012	0.04	0.00
2013	0.02	0.00
2014	0.02	0.00
2015	0.02	0.00
2016	0.32	0.04
2017	0.83	0.43

7-day SEC yield (8/31/2017): 1.10%
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/4/1975	0.72%	0.20%	0.69%
Admiral Shares	10/3/1989	0.78	0.26	0.78

12

Prime Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (27.7%)
	United States Treasury Bill	0.949%	10/19/17	599,981	599,225
	United States Treasury Bill	0.960%–0.965%	10/26/17	1,500,000	1,497,806
	United States Treasury Bill	0.000%–0.980%	11/2/17	2,490,000	2,485,827
	United States Treasury Bill	1.020%–1.043%	11/9/17	4,000,000	3,992,122
	United States Treasury Bill	1.025%	11/16/17	1,591,090	1,587,664
	United States Treasury Bill	1.056%	11/24/17	2,500,000	2,493,875
	United States Treasury Bill	1.066%	11/30/17	2,000,000	1,994,700
	United States Treasury Bill	1.103%–1.106%	12/7/17	700,000	697,928
	United States Treasury Bill	1.116%	12/28/17	1,000,000	996,362
	United States Treasury Bill	1.136%	1/4/18	2,000,000	1,992,153
	United States Treasury Bill	1.131%	1/11/18	1,500,000	1,493,812
	United States Treasury Bill	1.111%	1/18/18	1,500,000	1,493,600
	United States Treasury Bill	1.121%	2/15/18	2,000,000	1,989,655
	United States Treasury Bill	1.121%	3/1/18	2,000,000	1,988,788
2	United States Treasury Floating Rate Note	1.193%	10/31/18	1,500,000	1,500,017
Total U.S. Government and Agency Obligations (Cost $26,803,534)					26,803,534
Commercial Paper (34.4%)
Bank Holding Company (0.3%)
3	ABN Amro Funding USA LLC	1.235%	9/15/17	119,500	119,443
3	ABN Amro Funding USA LLC	1.225%	9/21/17	173,250	173,132
					292,575
Finance—Auto (1.0%)
	American Honda Finance Corp.	1.294%	10/5/17	16,550	16,530
	American Honda Finance Corp.	1.294%	10/16/17	212,300	211,958
3	BMW US Capital LLC	1.203%	9/11/17	59,500	59,480
3	BMW US Capital LLC	1.194%	9/14/17	86,250	86,213
3	BMW US Capital LLC	1.204%	9/25/17	158,750	158,623
4	Toyota Motor Credit Corp.	1.649%	9/14/17	155,000	155,000
4	Toyota Motor Credit Corp.	1.647%	9/15/17	131,000	131,000
4	Toyota Motor Credit Corp.	1.629%	10/6/17	69,500	69,500
4	Toyota Motor Credit Corp.	1.629%	10/10/17	52,250	52,250
					940,554

13

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
Finance—Other (0.3%)
	GE Capital Treasury Services US LLC	1.147%	9/13/17	100,000	99,962
4	GE Capital Treasury Services US LLC	1.304%	1/24/18	63,500	63,500
4	GE Capital Treasury Services US LLC	1.312%	3/2/18	99,000	99,000
					262,462
Foreign Banks (28.0%)
[3,4]	Australia & New Zealand Banking Group Ltd.	1.381%	9/7/17	337,250	337,250
[3,4]	Australia & New Zealand Banking Group Ltd.	1.369%	9/12/17	113,750	113,748
3	Australia & New Zealand Banking Group Ltd.	1.197%	10/12/17	150,000	149,797
[3,4]	Australia & New Zealand Banking Group Ltd.	1.335%	1/22/18	240,000	239,999
[3,4]	Australia & New Zealand Banking Group Ltd.	1.335%	1/22/18	117,000	117,000
3	Australia & New Zealand Banking Group Ltd.	1.395%	3/1/18	99,000	98,311
[3,4]	Australia & New Zealand Banking Group Ltd.	1.351%	3/21/18	156,000	156,000
[3,4]	Australia & New Zealand Banking Group Ltd.	1.344%	3/22/18	121,500	121,483
[3,4]	Australia & New Zealand Banking Group Ltd.	1.381%	6/21/18	156,000	156,000
[3,4]	Australia & New Zealand Banking Group Ltd.	1.384%	7/26/18	63,000	62,994
[3,4]	Australia & New Zealand Banking Group Ltd.	1.392%	8/2/18	107,000	107,000
[3,4]	Australia & New Zealand Banking Group Ltd.	1.389%	8/7/18	240,000	240,000
[3,4]	Australia & New Zealand Banking Group Ltd.	1.389%	8/8/18	89,000	88,996
[3,4]	Australia & New Zealand Banking Group Ltd.	1.389%	8/9/18	118,000	118,000
[3,4]	Australia & New Zealand Banking Group Ltd.	1.397%	8/14/18	161,500	161,485
3	Bank of Nova Scotia	1.207%	10/5/17	194,000	193,780
3	Bank of Nova Scotia	1.228%	10/10/17	257,750	257,409
[3,4]	Bank of Nova Scotia	1.426%	10/23/17	163,000	163,000
[3,4]	Bank of Nova Scotia	1.401%	11/10/17	258,000	258,000
[3,4]	Bank of Nova Scotia	1.321%	11/20/17	151,500	151,500
[3,4]	Bank of Nova Scotia	1.321%	12/7/17	195,000	195,000
[3,4]	Bank of Nova Scotia	1.345%	12/22/17	156,000	156,000
[3,4]	Bank of Nova Scotia	1.342%	1/2/18	185,000	185,000
3	Bank Nederlandse Gemeenten NV	1.180%	9/1/17	418,500	418,500
3	Bank Nederlandse Gemeenten NV	1.190%	9/5/17	193,500	193,474
	BNP Paribas SA (New York Branch)	1.140%	9/5/17	644,000	643,918
3	Canadian Imperial Bank of Commerce	1.228%	9/28/17	485,500	485,056
[3,4]	Canadian Imperial Bank of Commerce	1.364%	2/26/18	378,000	378,000
[3,4]	Commonwealth Bank of Australia	1.916%	9/25/17	134,250	134,250
[3,4]	Commonwealth Bank of Australia	1.748%	1/12/18	75,000	75,000
[3,4]	Commonwealth Bank of Australia	1.702%	1/25/18	248,000	248,000
[3,4]	Commonwealth Bank of Australia	1.702%	1/29/18	182,000	182,000
[3,4]	Commonwealth Bank of Australia	1.594%	2/26/18	63,000	63,000
[3,4]	Commonwealth Bank of Australia	1.572%	3/1/18	100,000	100,000
[3,4]	Commonwealth Bank of Australia	1.572%	3/2/18	350,000	349,990
[3,4]	Commonwealth Bank of Australia	1.429%	5/11/18	100,000	100,000
[3,4]	Commonwealth Bank of Australia	1.428%	5/17/18	148,000	148,000
[3,4]	Commonwealth Bank of Australia	1.428%	5/18/18	99,000	99,000
[3,4]	Commonwealth Bank of Australia	1.391%	6/4/18	99,000	98,996
[3,4]	Commonwealth Bank of Australia	1.387%	6/15/18	99,000	99,000
[3,4]	Commonwealth Bank of Australia	1.399%	7/13/18	300,000	300,000
[3,4]	Commonwealth Bank of Australia	1.399%	8/2/18	132,000	131,988
[3,4]	Commonwealth Bank of Australia	1.399%	8/3/18	110,000	110,000
[3,4]	Commonwealth Bank of Australia	1.409%	8/9/18	268,000	268,000
	Credit Agricole Corporate and Investment
	Bank (New York)	1.080%	9/1/17	1,935,000	1,935,000
3	Danske Corp.	1.194%	9/5/17	50,500	50,493
3	Danske Corp.	1.194%	9/6/17	205,500	205,466

14

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
3	Danske Corp.	1.194%	9/7/17	56,970	56,959
3	Danske Corp.	1.244%	9/8/17	230,000	229,945
3	Danske Corp.	1.244%	9/14/17	439,000	438,803
3	Danske Corp.	1.244%	9/15/17	260,000	259,875
3	Danske Corp.	1.325%	11/10/17	78,950	78,747
3	Danske Corp.	1.314%	11/28/17	45,000	44,856
3	Danske Corp.	1.314%	11/29/17	290,000	289,061
3	DNB Bank ASA	1.165%	9/15/17	250,000	249,887
3	DNB Bank ASA	1.165%	9/18/17	250,000	249,863
[3,4]	DNB Bank ASA	1.318%	11/16/17	475,000	475,000
3	DNB Bank ASA	1.314%	12/11/17	495,000	493,188
3	DNB Bank ASA	1.314%	12/13/17	500,000	498,133
[3,4]	HSBC Bank plc	1.481%	12/20/17	305,500	305,500
[3,4]	HSBC Bank plc	1.561%	3/19/18	160,750	160,750
[3,4]	HSBC Bank plc	1.466%	4/24/18	110,000	110,000
[3,4]	HSBC Bank plc	1.464%	4/25/18	63,000	63,000
	ING US Funding LLC	1.225%	9/21/17	495,000	494,665
	ING US Funding LLC	1.225%	9/22/17	500,000	499,644
[3,4]	National Australia Bank Ltd.	1.679%	9/8/17	600,000	600,000
[3,4]	National Australia Bank Ltd.	1.474%	11/28/17	484,000	484,000
[3,4]	National Australia Bank Ltd.	1.402%	1/3/18	283,000	283,000
[3,4]	National Australia Bank Ltd.	1.331%	1/19/18	360,000	360,000
[3,4]	National Australia Bank Ltd.	1.339%	2/12/18	100,000	100,000
[3,4]	National Australia Bank Ltd.	1.386%	5/30/18	186,000	186,000
[3,4]	National Australia Bank Ltd.	1.389%	5/31/18	160,000	160,000
	Natixis (New York Branch)	1.180%	9/5/17	1,000,000	999,869
3	Nederlandse Waterschapsbank NV	1.190%	9/6/17	512,000	511,915
3	Nordea Bank AB	1.192%	9/13/17	500,000	499,803
3	Nordea Bank AB	1.182%	9/20/17	500,000	499,690
3	Nordea Bank AB	1.182%	10/4/17	550,000	549,408
3	Nordea Bank AB	1.279%	12/4/17	47,350	47,193
3	Nordea Bank AB	1.323%	12/22/17	400,000	398,360
3	Nordea Bank AB	1.395%	3/1/18	190,000	188,677
3	Svenska Handelsbanken AB	1.270%	11/28/17	445,750	444,377
3	Svenska Handelsbanken AB	1.270%	11/29/17	385,250	384,050
	Swedbank AB	1.180%	9/11/17	200,000	199,935
	Swedbank AB	1.180%	9/12/17	180,000	179,935
	Swedbank AB	1.180%	9/13/17	163,000	162,936
	Swedbank AB	1.180%	9/14/17	163,000	162,931
	Swedbank AB	1.180%	9/15/17	163,000	162,926
	Swedbank AB	1.306%	11/6/17	200,000	199,523
	Swedbank AB	1.306%	11/7/17	200,000	199,516
	Swedbank AB	1.331%	11/27/17	200,000	199,360
	Swedbank AB	1.331%	11/28/17	120,000	119,611
	Swedbank AB	1.331%	11/29/17	50,200	50,036
	Swedbank AB	1.321%	12/27/17	159,000	158,321
	Swedbank AB	1.400%	3/1/18	126,750	125,864
[3,4]	Westpac Banking Corp.	1.914%	9/28/17	150,000	150,000
[3,5]	Westpac Banking Corp.	1.703%	9/29/17	100,000	100,000
[3,5]	Westpac Banking Corp.	1.702%	10/6/17	200,000	200,000
[3,4]	Westpac Banking Corp.	1.881%	10/6/17	198,000	198,000
[3,4]	Westpac Banking Corp.	1.749%	12/14/17	355,000	355,000
[3,4]	Westpac Banking Corp.	1.749%	1/8/18	200,000	200,000
[3,4]	Westpac Banking Corp.	1.682%	2/2/18	600,000	600,000

15

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[3,4]	Westpac Banking Corp.	1.572%	3/1/18	198,000	198,000
[3,4]	Westpac Banking Corp.	1.414%	5/25/18	312,000	312,000
[3,4]	Westpac Banking Corp.	1.389%	6/14/18	186,000	186,000
[3,4]	Westpac Banking Corp.	1.387%	6/15/18	400,000	400,000
					27,158,995
Foreign Governments (1.8%)
3	CDP Financial Inc.	1.359%	9/27/17	29,000	28,972
3	CDP Financial Inc.	1.369%	10/2/17	57,000	56,933
3	CDP Financial Inc.	1.349%	10/5/17	22,500	22,472
6	CPPIB Capital Inc.	1.215%	10/12/17	297,000	296,591
6	CPPIB Capital Inc.	1.215%	10/13/17	297,000	296,581
	Export Development Canada	1.100%	9/6/17	3,230	3,230
	Export Development Canada	1.306%	1/3/18	146,500	145,844
	Export Development Canada	1.306%	1/8/18	64,000	63,702
	Export Development Canada	1.306%	1/9/18	127,500	126,901
	Export Development Canada	1.306%	1/10/18	63,750	63,448
	Export Development Canada	1.306%	1/11/18	63,750	63,446
3	Ontario Teachers’ Finance Trust	1.308%	9/6/17	14,830	14,827
3	Ontario Teachers’ Finance Trust	1.308%	9/15/17	15,000	14,992
3	Ontario Teachers’ Finance Trust	1.259%	9/18/17	49,500	49,471
3	Ontario Teachers’ Finance Trust	1.308%	9/21/17	20,000	19,986
[3,4]	Ontario Teachers’ Finance Trust	1.449%	10/13/17	100,250	100,250
3	Ontario Teachers’ Finance Trust	1.361%	10/27/17	65,500	65,362
3	Ontario Teachers’ Finance Trust	1.361%	11/13/17	39,000	38,893
3	Ontario Teachers’ Finance Trust	1.361%	11/16/17	16,250	16,204
3	Ontario Teachers’ Finance Trust	1.341%	11/27/17	24,800	24,720
6	PSP Capital Inc.	1.187%–1.207%	10/10/17	80,750	80,646
6	PSP Capital Inc.	1.207%	10/12/17	29,000	28,960
[4,6]	PSP Capital Inc.	1.328%	10/18/17	84,500	84,500
					1,706,931
Foreign Industrial (1.7%)
3	Nestle Capital Corp.	1.225%	10/13/17	124,000	123,824
3	Nestle Capital Corp.	1.225%	10/16/17	93,000	92,858
3	Nestle Capital Corp.	1.225%	10/17/17	93,000	92,855
3	Nestle Capital Corp.	1.225%	10/18/17	198,000	197,685
	Nestle Finance International Ltd.	1.143%	9/8/17	61,750	61,736
	Nestle Finance International Ltd.	1.143%	9/11/17	49,500	49,484
	Nestle Finance International Ltd.	1.225%	10/13/17	124,000	123,824
	Nestle Finance International Ltd.	1.225%	10/16/17	161,250	161,004
3	Total Credit Canada Inc.	1.204%	9/14/17	307,750	307,617
3	Total Credit Canada Inc.	1.204%	9/15/17	109,000	108,949
3	Total Credit Canada Inc.	1.204%	9/18/17	270,000	269,847
	Toyota Capital Canada Ltd.	1.306%	12/12/17	49,500	49,318
	Toyota Capital Canada Ltd.	1.376%	12/18/17	16,000	15,934
	Toyota Capital Canada Ltd.	1.377%	12/19/17	32,000	31,867
					1,686,802
Industrial (1.3%)
3	Apple Inc.	1.204%	10/16/17	150,000	149,775
3	Apple Inc.	1.204%	10/17/17	238,000	237,635
3	Cisco Systems Inc.	1.203%	9/13/17	245,108	245,010
3	Henkel of America Inc.	1.314%	9/6/17	24,750	24,745
3	Henkel of America Inc.	1.234%	9/18/17	93,650	93,596
3	Microsoft Corp.	1.204%	10/2/17	297,000	296,693

16

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
3 The Coca-Cola Co.	1.244%	12/4/17	173,000	172,440
3 The Coca-Cola Co.	1.244%	12/5/17	49,750	49,587
				1,269,481
Total Commercial Paper (Cost $33,317,800)				33,317,800
Certificates of Deposit (32.3%)
Domestic Banks (6.0%)
Citibank NA	1.180%	9/7/17	224,000	224,000
Citibank NA	1.180%	9/8/17	224,000	224,000
Citibank NA	1.180%	9/11/17	191,000	191,000
Citibank NA	1.210%	9/20/17	74,000	74,000
Citibank NA	1.210%	9/21/17	148,500	148,500
Citibank NA	1.240%	10/2/17	145,000	145,000
Citibank NA	1.270%	11/6/17	302,500	302,500
Citibank NA	1.290%	11/10/17	49,000	49,000
4 HSBC Bank USA NA	1.612%	9/1/17	407,000	407,000
HSBC Bank USA NA	1.415%	9/19/17	31,500	31,503
4 HSBC Bank USA NA	1.452%	10/2/17	200,000	200,000
4 HSBC Bank USA NA	1.592%	3/2/18	67,250	67,250
4 HSBC Bank USA NA	1.591%	3/6/18	101,250	101,250
4 HSBC Bank USA NA	1.542%	4/3/18	130,000	130,000
4 HSBC Bank USA NA	1.511%	4/19/18	63,000	63,000
4 HSBC Bank USA NA	1.472%	5/3/18	273,500	273,500
4 HSBC Bank USA NA	1.421%	6/5/18	150,000	150,000
4 HSBC Bank USA NA	1.428%	8/16/18	48,300	48,300
4 HSBC Bank USA NA	1.436%	8/21/18	99,000	99,000
4 Wells Fargo Bank NA	1.391%	9/6/17	270,000	270,000
Wells Fargo Bank NA	1.200%	9/18/17	205,000	205,000
4 Wells Fargo Bank NA	1.359%	10/13/17	472,000	472,000
4 Wells Fargo Bank NA	1.329%	11/9/17	500,000	500,000
4 Wells Fargo Bank NA	1.332%	12/1/17	209,000	209,000
4 Wells Fargo Bank NA	1.338%	1/16/18	600,000	600,000
4 Wells Fargo Bank NA	1.338%	1/17/18	600,000	600,000
				5,784,803
Eurodollar Certificates of Deposit (0.9%)
4 National Australia Bank Ltd.	1.621%	11/6/17	890,000	890,000

Yankee Certificates of Deposit (25.4%)
4 Bank of Montreal (Chicago Branch)	1.422%	9/1/17	378,000	378,000
4 Bank of Montreal (Chicago Branch)	1.401%	9/6/17	169,000	169,000
4 Bank of Montreal (Chicago Branch)	1.421%	9/20/17	140,000	140,000
4 Bank of Montreal (Chicago Branch)	1.362%	11/3/17	250,000	250,000
4 Bank of Montreal (Chicago Branch)	1.338%	11/17/17	192,000	192,000
4 Bank of Montreal (Chicago Branch)	1.341%	12/6/17	153,250	153,250
4 Bank of Montreal (Chicago Branch)	1.341%	12/7/17	231,250	231,250
4 Bank of Montreal (Chicago Branch)	1.344%	12/27/17	325,000	325,000
Bank of Montreal (Chicago Branch)	1.352%	1/29/18	322,000	322,000
4 Bank of Montreal (Chicago Branch)	1.359%	2/9/18	245,000	244,994
4 Bank of Montreal (Chicago Branch)	1.364%	2/26/18	392,000	391,990
4 Bank of Montreal (Chicago Branch)	1.369%	3/2/18	168,000	168,000
Bank of Nova Scotia (Houston Branch)	1.560%	11/6/17	28,000	28,014
4 Bank of Nova Scotia (Houston Branch)	1.319%	12/11/17	185,000	185,000
4 Bank of Nova Scotia (Houston Branch)	1.365%	2/22/18	633,000	633,000

17

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	1.250%	9/11/17	925,000	925,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	1.250%	9/25/17	265,000	265,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	1.280%	10/2/17	715,000	715,000
4 Canadian Imperial Bank of Commerce
(New York Branch)	1.361%	2/20/18	945,000	945,000
Canadian Imperial Bank of Commerce
(New York Branch)	1.200%	10/5/17	253,000	253,000
Canadian Imperial Bank of Commerce
(New York Branch)	1.270%	10/20/17	193,000	193,000
4 Canadian Imperial Bank of Commerce
(New York Branch)	1.338%	12/18/17	150,000	150,000
Credit Industriel et Commercial
(New York Branch)	1.170%	9/5/17	1,278,000	1,278,000
Credit Industriel et Commercial
(New York Branch)	1.160%	9/6/17	528,000	528,000
Credit Industriel et Commercial
(New York Branch)	1.170%	9/6/17	129,000	129,000
Credit Suisse AG (New York Branch)	1.430%	11/3/17	100,000	100,020
Credit Suisse AG (New York Branch)	1.320%	12/1/17	300,000	300,000
4 DNB Bank ASA (New York Branch)	1.344%	2/28/18	450,000	450,000
KBC Bank NV (New York Branch)	1.180%	9/5/17	500,000	500,000
Lloyds Bank plc (New York Branch)	1.220%	9/25/17	345,000	345,000
Lloyds Bank plc (New York Branch)	1.220%	9/26/17	62,750	62,750
Natixis (New York Branch)	1.180%	9/5/17	935,000	935,000
Nordea Bank AB (New York Branch)	1.315%	12/14/17	518,000	518,000
4 Royal Bank of Canada (New York Branch)	1.411%	9/20/17	701,630	701,630
4 Royal Bank of Canada (New York Branch)	1.321%	12/19/17	371,000	371,000
4 Royal Bank of Canada (New York Branch)	1.491%	12/20/17	225,000	225,000
4 Royal Bank of Canada (New York Branch)	1.324%	12/28/17	118,000	118,000
4 Royal Bank of Canada (New York Branch)	1.358%	2/20/18	245,000	245,000
4 Royal Bank of Canada (New York Branch)	1.581%	3/7/18	100,875	100,875
4 Royal Bank of Canada (New York Branch)	1.358%	3/16/18	979,000	979,000
4 Royal Bank of Canada (New York Branch)	1.551%	3/20/18	128,400	128,400
Skandinaviska Enskilda Banken AB
(New York Branch)	1.160%	9/6/17	500,000	500,000
4 Skandinaviska Enskilda Banken AB
(New York Branch)	1.371%	11/20/17	129,750	129,750
4 Skandinaviska Enskilda Banken AB
(New York Branch)	1.325%	12/22/17	148,500	148,498
4 Skandinaviska Enskilda Banken AB
(New York Branch)	1.325%	12/22/17	148,500	148,498
4 Skandinaviska Enskilda Banken AB
(New York Branch)	1.335%	12/22/17	673,000	673,000
4 Skandinaviska Enskilda Banken AB
(New York Branch)	1.314%	12/28/17	63,000	62,999
4 Skandinaviska Enskilda Banken AB
(New York Branch)	1.324%	12/28/17	152,000	152,000
4 Sumitomo Mitsui Banking Corp.
(New York Branch)	1.327%	10/16/17	423,000	423,000
4 Sumitomo Mitsui Banking Corp.
(New York Branch)	1.327%	10/17/17	462,000	462,000

18

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
4 Sumitomo Mitsui Banking Corp.
(New York Branch)	1.352%	11/1/17	250,000	250,000
4 Sumitomo Mitsui Banking Corp.
(New York Branch)	1.352%	12/1/17	315,750	315,750
4 Sumitomo Mitsui Banking Corp.
(New York Branch)	1.349%	12/11/17	482,000	482,000
4 Svenska HandelsBanken AB
(New York Branch)	1.349%	12/8/17	189,000	189,000
4 Svenska HandelsBanken AB
(New York Branch)	1.354%	1/29/18	941,000	941,000
4 Svenska HandelsBanken AB
(New York Branch)	1.361%	2/20/18	785,000	785,000
4 Svenska HandelsBanken AB
(New York Branch)	1.386%	4/30/18	135,000	135,000
Swedbank AB (New York Branch)	1.310%	12/28/17	440,000	440,000
4 Toronto Dominion Bank (New York Branch)	1.692%	9/5/17	500,000	500,000
4 Toronto Dominion Bank (New York Branch)	1.672%	11/1/17	807,000	807,000
Toronto Dominion Bank (New York Branch)	1.400%	12/8/17	405,000	405,000
4 Toronto Dominion Bank (New York Branch)	1.407%	6/15/18	490,000	490,000
4 Toronto Dominion Bank (New York Branch)	1.431%	8/10/18	694,000	694,000
UBS AG (Stamford Branch)	1.200%	9/6/17	200,000	200,000
				24,605,668
Total Certificates of Deposit (Cost $31,280,471)				31,280,471
Other Notes (1.3%)
Bank of America NA	1.300%	10/2/17	275,000	275,000
4 Bank of America NA	1.411%	10/4/17	162,000	162,000
4 Bank of America NA	1.409%	10/11/17	156,500	156,500
4 Bank of America NA	1.349%	11/14/17	124,000	124,000
4 Bank of America NA	1.351%	12/4/17	153,000	153,000
4 Bank of America NA	1.342%	1/2/18	157,000	157,000
4 Bank of America NA	1.339%	1/8/18	247,500	247,500
Total Other Notes (Cost $1,275,000)				1,275,000
Repurchase Agreements (4.3%)
Federal Reserve Bank of New York
(Dated 8/31/17, Repurchase Value
$4,214,117,000, collateralized by
U.S. Treasury Note/Bond 1.625%–2.750%,
8/15/22–11/15/42, with a value of
$4,214,117,000)	1.000%	9/1/17	4,214,000	4,214,000
Total Repurchase Agreements (Cost $4,214,000)				4,214,000
Taxable Municipal Bonds (0.1%)
7 Greene County GA Development Authority
Revenue VRDO	1.180%	9/7/17	6,250	6,250
6 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	1.170%	9/7/17	9,900	9,900
6 Massachusetts Transportation Fund Revenue
TOB VRDO	1.170%	9/7/17	9,900	9,900
6 Seattle WA Municipal Light & Power Revenue
TOB VRDO	1.170%	9/7/17	9,900	9,900
University of Texas System Revenue	1.100%	9/7/17	62,000	62,000

19

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
University of Texas System Revenue
Financing System Revenue VRDO	1.100%	9/7/17	34,500	34,500
Total Taxable Municipal Bonds (Cost $132,450)				132,450
Total Investments (100.1%) (Cost $97,023,255)				97,023,255

				Amount
				($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard				6,121
Receivables for Accrued Income				52,014
Receivables for Capital Shares Issued				152,687
Other Assets				91,297
Total Other Assets				302,119
Liabilities
Payables for Investment Securities Purchased				(300,000)
Payables for Capital Shares Redeemed				(129,656)
Payables for Distributions				(4,957)
Payables to Vanguard				(7,280)
Total Liabilities				(441,893)
Net Assets (100%)				96,883,481

At August 31, 2017, net assets consisted of:
				Amount
				($000)
Paid-in Capital				96,875,505
Undistributed Net Investment Income				45
Accumulated Net Realized Gains				7,931
Net Assets				96,883,481

Investor Shares—Net Assets
Applicable to 84,870,047,409 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				84,886,286
Net Asset Value Per Share—Investor Shares				$1.00

20

Prime Money Market Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 11,994,893,859 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,997,195
Net Asset Value Per Share—Admiral Shares	$1.00

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 Adjustable-rate security based upon 3-month U.S. Treasury Bill Auction High Money Market Yield plus spread.
3 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At August 31, 2017, the aggregate value of these securities was $24,178,094,000, representing 25.0% of net assets.
4 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
5 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, the aggregate value of these securities was
$816,978,000, representing 0.8% of net assets.
7 Scheduled principal and interest payments are guaranteed by bank letter of credit.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Prime Money Market Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Interest	987,891
Total Income	987,891
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,200
Management and Administrative—Investor Shares	114,064
Management and Administrative—Admiral Shares	11,069
Marketing and Distribution—Investor Shares	19,502
Marketing and Distribution—Admiral Shares	613
Custodian Fees	1,170
Auditing Fees	33
Shareholders’ Reports and Proxy—Investor Shares	3,923
Shareholders’ Reports and Proxy—Admiral Shares	63
Trustees’ Fees and Expenses	113
Total Expenses	153,750
Net Investment Income	834,141
Realized Net Gain (Loss) on Investment Securities Sold	1,961
Net Increase (Decrease) in Net Assets Resulting from Operations	836,102

See accompanying Notes, which are an integral part of the Financial Statements.

22

Prime Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	834,141	444,857
Realized Net Gain (Loss)	1,961	2,974
Net Increase (Decrease) in Net Assets Resulting from Operations	836,102	447,831
Distributions
Net Investment Income
Investor Shares	(726,141)	(344,430)
Admiral Shares[1]	(107,955)	(100,426)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares[1]	—	—
Total Distributions	(834,096)	(444,856)
Capital Share Transactions (at $1.00 per share)
Investor Shares	(15,325,634)	(5,612,729)
Admiral Shares[1]	(4,432,381)	(12,558,967)
Net Increase (Decrease) from Capital Share Transactions	(19,758,015)	(18,171,696)
Total Increase (Decrease)	(19,756,009)	(18,168,721)
Net Assets
Beginning of Period	116,639,490	134,808,211
End of Period[2]	96,883,481	116,639,490

1 Institutional Shares were renamed Admiral Shares in December 2015.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $45,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Prime Money Market Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 008[1]	.0032	.0002	.0001	.0002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.008	.0032	.0002	.0001	.0002
Distributions
Dividends from Net Investment Income	(.008)	(.0032)	(.0002)	(.0001)	(.0002)
Distributions from Realized Capital Gains	—	—	—	(.0000)[2]	—
Total Distributions	(.008)	(.0032)	(.0002)	(.0001)	(.0002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.83%	0.32%	0.02%	0.02%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$84,886	$100,210	$105,820	$101,910	$102,160
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%[4]	0.15% [4]	0.14% [4]	0.16% [4]
Ratio of Net Investment Income to
Average Net Assets	0.82%	0.32%	0.02%	0.01%	0.02%

1 Calculated based on average shares outstanding.
2 Distribution was less than $.0001 per share.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2016, 0.16% for 2015, 0.16% for 2014, and
0.17% for 2013. For the year ended August 31, 2017, there was no expense reduction. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Prime Money Market Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 009[1]	.004	.001	.001	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.009	.004	.001	.001	.001
Distributions
Dividends from Net Investment Income	(. 009)	(. 004)	(. 001)	(. 001)	(. 001)
Distributions from Realized Capital Gains	—	—	—	(.000)[2]	—
Total Distributions	(. 009)	(. 004)	(. 001)	(. 001)	(. 001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.89%	0.38%	0.07%	0.06%	0.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,997	$16,429	$28,988	$28,699	$27,015
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.88%	0.38%	0.07%	0.05%	0.07%

Institutional Shares were renamed Admiral Shares in December 2015. Prior periods’ Financial Highlights are for the Institutional class.
1 Calculated based on average shares outstanding.
2 Distribution was less than $.0001 per share.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Prime Money Market Fund

Notes to Financial Statements

Vanguard Prime Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. Effective December 2015, Institutional Shares were renamed Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

26

Prime Money Market Fund

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $6,121,000, representing 0.01% of the fund’s net assets and 2.45% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The fund is not obligated to repay this amount to Vanguard. For the year ended August 31, 2017, the fund did not receive an expense reduction from Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

27

Prime Money Market Fund

At August 31, 2017, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	64,128,512	64,127,620	101,526,451	101,527,243
Issued in Lieu of Cash Distributions	680,319	680,319	335,584	335,584
Redeemed	(80,134,465)	(80,134,468)	(107,474,764)	(107,474,762)
Net Increase (Decrease)—Investor Shares	(15,325,634)	(15,326,529)	(5,612,729)	(5,611,935)
Admiral Shares[1]
Issued	8,144,434	8,145,324	17,763,247	17,762,458
Issued in Lieu of Cash Distributions	102,733	102,733	96,589	96,589
Redeemed	(12,679,548)	(12,679,548)	(30,418,803)	(30,418,803)
Net Increase (Decrease) —Admiral Shares	(4,432,381)	(4,431,491)	(12,558,967)	(12,559,756)
1 Institutional Shares were renamed Admiral Shares in December 2015.

E. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

28

Federal Money Market Fund

Fund Profile
As of August 31, 2017

Financial Attributes
Ticker Symbol	VMFXX
Expense Ratio[1]	0.11%
7-Day SEC Yield	0.97%
Average Weighted
Maturity	58 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	42.5%
U.S. Government Obligations	32.5
Repurchase Agreements	25.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

1 The expense ratio shown is from the prospectus dated December 23, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratio was 0.11%.

29

Federal Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. The fund is only available to retail investors (natural persons). You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2007, Through August 31, 2017

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2017

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Federal Money Market Fund	0.57%	0.17%	0.54%	$10,551
Government Money Market Funds
• • • • • • • •
Average	0.19	0.04	0.33	10,335
Citigroup Three-Month U.S. Treasury
Bill Index	0.58	0.16	0.44	10,444
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

30

Federal Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2007, Through August 31, 2017

		Gov't Money
		Market Funds Average
Fiscal Year	Total Returns	Total Returns
2008	3.46%	2.71%
2009	1.06	0.43
2010	0.04	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.01	0.00
2014	0.02	0.00
2015	0.01	0.00
2016	0.23	0.00
2017	0.57	0.19

7-day SEC yield (8/31/2017): 0.97%
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Federal Money Market Fund	7/13/1981	0.46%	0.14%	0.61%

31

Federal Money Market Fund

Financial Statements

Statement of Net Assets

As of August 31, 2017

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (73.8%)
2	Federal Home Loan Bank Discount
	Notes	1.000%	9/6/17	155	155
2	Federal Home Loan Bank Discount
	Notes	1.043%	9/8/17	137,095	137,067
2	Federal Home Loan Bank Discount
	Notes	1.028%–1.043%	9/13/17	626,305	626,089
2	Federal Home Loan Bank Discount
	Notes	0.983%	9/14/17	350,000	349,876
2	Federal Home Loan Bank Discount
	Notes	0.983%	9/15/17	200,000	199,924
2	Federal Home Loan Bank Discount
	Notes	0.983%	9/18/17	100,000	99,954
2	Federal Home Loan Bank Discount
	Notes	1.029%–1.03%	9/20/17	1,463,200	1,462,407
2	Federal Home Loan Bank Discount
	Notes	0.983%	9/21/17	250,000	249,864
2	Federal Home Loan Bank Discount
	Notes	1.074%	10/4/17	1,400,000	1,398,627
2	Federal Home Loan Bank Discount
	Notes	1.027%–1.031%	10/11/17	1,851,379	1,849,264
2	Federal Home Loan Bank Discount
	Notes	1.084%	10/12/17	250,000	249,692
2	Federal Home Loan Bank Discount
	Notes	1.027%–1.029%	10/13/17	704,400	703,556
2	Federal Home Loan Bank Discount
	Notes	1.022%	10/18/17	1,287,650	1,285,935
2	Federal Home Loan Bank Discount
	Notes	1.022%	10/20/17	1,357,000	1,355,116
2	Federal Home Loan Bank Discount
	Notes	1.053%	11/15/17	197,000	196,569
2	Federal Home Loan Bank Discount
	Notes	1.049%	11/17/17	300,000	299,329
2	Federal Home Loan Bank Discount
	Notes	1.063%	11/27/17	70,000	69,821

32

Federal Money Market Fund

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
2	Federal Home Loan Bank Discount Notes	1.079%	12/15/17	50,000	49,843
[2,3]	Federal Home Loan Banks	0.991%	10/6/17	250,000	249,990
[2,3]	Federal Home Loan Banks	1.241%	10/19/17	250,000	250,000
[2,4]	Federal Home Loan Banks	1.179%	11/28/17	500,000	500,000
[2,4]	Federal Home Loan Banks	1.181%	11/28/17	250,000	250,000
[2,4]	Federal Home Loan Banks	1.181%	11/28/17	250,000	250,000
[2,3]	Federal Home Loan Banks	1.101%	2/1/18	495,000	495,026
[2,4]	Federal Home Loan Banks	1.282%	3/2/18	250,000	250,001
[2,4]	Federal Home Loan Banks	1.211%	3/7/18	500,000	500,000
[2,4]	Federal Home Loan Banks	1.256%	3/23/18	500,000	500,000
[2,4]	Federal Home Loan Banks	1.094%	5/9/18	500,000	500,000
[2,4]	Federal Home Loan Banks	1.096%	5/17/18	500,000	500,000
[2,4]	Federal Home Loan Banks	1.093%	5/23/18	750,000	750,000
[2,4]	Federal Home Loan Banks	1.093%	5/25/18	750,000	750,000
[2,4]	Federal Home Loan Banks	1.113%	8/24/18	750,000	750,000
[2,4]	Federal Home Loan Banks	1.139%	11/8/18	100,000	99,995
[2,4]	Federal Home Loan Banks	1.151%	11/21/18	500,000	500,000
[2,4]	Federal Home Loan Banks	1.156%	11/23/18	230,000	230,000
[2,4]	Federal Home Loan Banks	1.143%	11/28/18	600,000	600,000
[4,5]	Federal Home Loan Mortgage Corp.	1.269%	11/13/17	600,000	600,000
[4,5]	Federal Home Loan Mortgage Corp.	1.296%	1/5/18	285,000	285,000
[3,5]	Federal Home Loan Mortgage Corp.	1.274%	1/8/18	125,000	125,000
[4,5]	Federal Home Loan Mortgage Corp.	1.079%	1/11/18	750,000	750,000
[3,5]	Federal Home Loan Mortgage Corp.	1.274%	1/12/18	25,000	25,000
[4,5]	Federal Home Loan Mortgage Corp.	1.298%	1/16/18	275,000	275,000
[4,5]	Federal Home Loan Mortgage Corp.	1.284%	1/29/18	500,000	500,000
[4,5]	Federal Home Loan Mortgage Corp.	1.219%	2/26/18	500,000	500,000
[4,5]	Federal Home Loan Mortgage Corp.	1.214%	3/9/18	650,000	650,000
[4,5]	Federal Home Loan Mortgage Corp.	1.246%	7/6/18	750,000	750,000
[4,5]	Federal National Mortgage Assn.	1.239%	9/8/17	360,000	359,999
[4,5]	Federal National Mortgage Assn.	1.241%	10/5/17	331,890	331,887
[3,5]	Federal National Mortgage Assn.	1.230%	3/21/18	400,000	400,159
5	Freddie Mac Discount Notes	0.690%–1.179%	9/1/17	756	756
5	Freddie Mac Discount Notes	1.010%	9/6/17	206	206
5	Freddie Mac Discount Notes	0.984%	10/3/17	750,000	749,347
5	Freddie Mac Discount Notes	0.984%	10/4/17	600,000	599,461
	United States Treasury Bill	0.982%	9/7/17	2,200,000	2,199,641
	United States Treasury Bill	0.975%	11/2/17	2,000,000	1,996,659
	United States Treasury Bill	1.020%–1.043%	11/9/17	3,500,000	3,493,095
	United States Treasury Bill	1.018%–1.025%	11/16/17	4,030,400	4,021,748
	United States Treasury Bill	1.106%	12/14/17	2,750,000	2,741,261
	United States Treasury Bill	1.116%	12/28/17	750,000	747,271
	United States Treasury Bill	1.131%	1/11/18	2,500,000	2,489,687
	United States Treasury Bill	1.111%	1/18/18	3,250,000	3,236,134
	United States Treasury Bill	1.136%	1/25/18	2,500,000	2,488,543
	United States Treasury Bill	1.136%	2/1/18	3,000,000	2,985,592
	United States Treasury Bill	1.121%	2/15/18	1,000,000	994,828
	United States Treasury Bill	1.121%	2/22/18	2,750,000	2,735,180
	United States Treasury Bill	1.121%	3/1/18	2,500,000	2,485,985
6	United States Treasury Floating Rate Note	1.193%	10/31/18	600,000	600,007
Total U.S. Government and Agency Obligations (Cost $58,625,546)					58,625,546

33

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Repurchase Agreements (24.6%)
Bank of Montreal
(Dated 8/31/17, Repurchase Value
$300,009,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%–2.125%, 1/15/19–4/15/22,
and U.S. Treasury Note/Bond
2.000%–3.625%, 7/31/24–11/15/45,
with a value of $306,000,000)	1.060%	9/1/17	300,000	300,000
Bank of Nova Scotia
(Dated 8/31/17, Repurchase Value
$1,250,037,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%–3.625%, 4/15/18–2/15/45,
U.S. Treasury Bill 0.000%,
11/2/17–2/8/18, and U.S. Treasury
Note/Bond 0.750%–6.125%,
3/31/18–5/15/47, with a value of
$1,275,000,000)	1.060%	9/1/17	1,250,000	1,250,000
Canadian Imperial Bank of Commerce
(Dated 8/31/17, Repurchase Value
$2,000,058,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%, 1/15/23, and U.S. Treasury
Note/Bond 1.125%–5.000%,
8/15/20–11/15/45, with a value
of $2,040,000,000)	1.050%	9/1/17	2,000,000	2,000,000
Credit Agricole Corporate & Investment
Bank NY Branch (Dated 8/25/17,
Repurchase Value $500,100,000,
collateralized by U.S. Treasury
Note/Bond 0.750%–3.000%,
7/31/18–2/15/47, with a value
of $510,000,000)	1.030%	9/1/17	500,000	500,000
Credit Agricole Corporate & Investment
Bank NY Branch (Dated 8/31/17,
Repurchase Value $2,000,059,000,
collateralized by Treasury Inflation Indexed
Note/Bond 0.625%, 7/15/21–1/15/26, and
U.S. Treasury Note/Bond 1.625%–2.250%,
5/15/22–2/15/27, with a value of
$2,040,000,000)	1.060%	9/1/17	2,000,000	2,000,000
Credit Agricole Corporate & Investment
Bank NY Branch (Dated 8/29/17,
Repurchase Value $500,100,000,
collateralized by U.S. Treasury Note/Bond
0.875%–2.000%, 3/31/18–11/15/22,
with a value of $510,000,000)	1.030%	9/5/17	500,000	500,000
Credit Agricole Corporate & Investment
Bank NY Branch (Dated 8/30/17,
Repurchase Value $500,100,000,
collateralized by U.S. Treasury Note/Bond
0.875%–2.125%, 5/15/18–12/31/22,
with a value of $510,000,000)	1.030%	9/6/17	500,000	500,000

34

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Federal Reserve Bank of New York
(Dated 8/31/17, Repurchase Value
$8,341,232,000, collateralized by
U.S. Treasury Note/Bond 1.125%–4.750%,
11/15/20–8/15/43, with a value of
$8,341,232,000)	1.000%	9/1/17	8,341,000	8,341,000
JP Morgan Securities LLC
(Dated 8/31/17, Repurchase Value
$500,015,000, collateralized by Treasury
Inflation Indexed Note/Bond 0.125%,
4/15/19–1/15/22, with a value of
$510,003,000)	1.060%	9/1/17	500,000	500,000
JP Morgan Securities LLC
(Dated 8/31/17, Repurchase Value
$50,001,000, collateralized by U.S.
Treasury Note/Bond 1.375%, 4/30/21,
with a value of $51,005,000)	1.060%	9/1/17	50,000	50,000
Merrill Lynch Pierce Fenner & Smith Inc.
(Dated 8/31/17, Repurchase Value
$175,005,000, collateralized by U. S.
Treasury Note/Bond 2.000%, 6/30/24,
with a value of $178,500,000)	1.060%	9/1/17	175,000	175,000
Mizuho Securities (USA) Inc.
(Dated 8/31/17, Repurchase Value
$250,008,000, collateralized by U. S.
Treasury Bill 0.000%, 9/14/17–10/26/17,
and U.S. Treasury Note/Bond
0.750%–1.750%, 1/31/18–1/31/23,
with a value of $255,000,000)	1.090%	9/1/17	250,000	250,000
RBC Capital Markets LLC
(Dated 8/25/17, Repurchase Value
$500,101,000, collateralized by Treasury
Inflation Indexed Note/Bond
0.125%–3.625%, 4/15/20–4/15/28,
and U.S. Treasury Note/Bond
0.875%– 6.625%, 5/31/18–8/15/45,
with a value of $510,000,000)	1.040%	9/1/17	500,000	500,000
RBC Capital Markets LLC
(Dated 8/31/17, Repurchase Value
$500,015,000, collateralized by Treasury
Inflation Indexed Note/Bond
0.625%–2.125%, 1/15/26–2/15/41, and
U.S. Treasury Note/Bond 1.000%–5.375%,
10/31/17–11/15/46, with a value of
$510,000,000)	1.060%	9/1/17	500,000	500,000
RBC Capital Markets LLC
(Dated 8/31/17, Repurchase Value
$1,000,206,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%–2.375%, 1/15/21–2/15/42, U. S.
Treasury Bill 0.000%, 9/7/17–8/16/18,
and U.S. Treasury Note/Bond
0.625%–9.125%, 9/30/17–8/15/46,
with a value of $1,020,000,000)	1.060%	9/7/17	1,000,000	1,000,000

35

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
TD Securities (USA) LLC
(Dated 8/28/17, Repurchase Value
$400,047,000, collateralized by U.S.
Treasury Bill 0.000%, 9/21/17, and
U.S. Treasury Note/Bond
1.375%–6.250%, 7/31/19–5/15/46,
with a value of $408,000,000)	1.050%	9/1/17	400,000	400,000
TD Securities (USA) LLC
(Dated 8/30/17, Repurchase Value
$100,020,000, collateralized by U. S.
Treasury Bill 0.000%, 8/16/18, and
U.S. Treasury Note/Bond 1.125%–2.125%,
8/31/20–5/31/23, with a value of
$102,000,000)	1.030%	9/6/17	100,000	100,000
TD Securities (USA) LLC
(Dated 8/30/17, Repurchase Value
$275,056,000, collateralized by U. S.
Treasury Note/Bond 1.500%–3.500%,
2/15/18–5/15/43, with a value of
$280,500,000)	1.040%	9/6/17	275,000	275,000
TD Securities (USA) LLC
(Dated 8/31/17, Repurchase Value
$400,086,000, collateralized by U.S.
Treasury Note/Bond 2.500%–4.625%,
8/15/39–2/15/46, with a value of
$408,000,000)	1.100%	9/7/17	400,000	400,000
Total Repurchase Agreements (Cost $19,541,000)				19,541,000
Total Investments (98.4%) (Cost $78,166,546)				78,166,546

				Amount
				($000)
Other Assets and Liabilities (1.6%)
Other Assets
Investment in Vanguard				4,851
Receivables for Investment Securities Sold				999,855
Receivables for Accrued Income				10,412
Receivables for Capital Shares Issued				326,147
Other Assets				24,004
Total Other Assets				1,365,269
Liabilities
Payables for Capital Shares Redeemed				(74,955)
Payables for Distributions				(1,007)
Payables to Vanguard				(4,268)
Total Liabilities				(80,230)
Net Assets (100%)
Applicable to 79,451,566,077 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				79,451,585
Net Asset Value Per Share				$1.00

36

Federal Money Market Fund

At August 31, 2017, net assets consisted of:

Amount
($000)
Paid-in Capital	79,452,076
Undistributed Net Investment Income	49
Accumulated Net Realized Losses	(540)
Net Assets	79,451,585

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
4 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Adjustable-rate security based upon 3-month U.S. Treasury Bill Auction High Money Market Yield plus spread.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Federal Money Market Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Interest	476,853
Total Income	476,853
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,216
Management and Administrative	57,617
Marketing and Distribution	12,977
Custodian Fees	549
Auditing Fees	32
Shareholders’ Reports and Proxy	572
Trustees’ Fees and Expenses	49
Total Expenses	74,012
Net Investment Income	402,841
Realized Net Gain (Loss) on Investment Securities Sold	(596)
Net Increase (Decrease) in Net Assets Resulting from Operations	402,245

See accompanying Notes, which are an integral part of the Financial Statements.

38

Federal Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	402,841	29,268
Realized Net Gain (Loss)	(596)	17
Net Increase (Decrease) in Net Assets Resulting from Operations	402,245	29,285
Distributions
Net Investment Income	(402,787)	(29,273)
Realized Capital Gain	—	—
Total Distributions	(402,787)	(29,273)
Capital Share Transactions (at $1.00 per share)
Issued	88,362,924	44,011,167
Issued in Lieu of Cash Distributions	395,681	28,230
Redeemed	(48,110,472)	(8,560,165)
Net Increase (Decrease) from Capital Share Transactions	40,648,133	35,479,232
Total Increase (Decrease)	40,647,591	35,479,244
Net Assets
Beginning of Period	38,803,994	3,324,750
End of Period[1]	79,451,585	38,803,994

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $49,000 and ($5,000).

See accompanying Notes, which are an integral part of the Financial Statements.

39

Federal Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 006[1]	.0022	.0001	.0001	.0001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.006	.0022	.0001	.0001	.0001
Distributions
Dividends from Net Investment Income	(.006)	(.0022)	(.0001)	(.0001)	(.0001)
Distributions from Realized Capital Gains	—	—	—	(.0000)[2]	—
Total Distributions	(.006)	(.0022)	(.0001)	(.0001)	(.0001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.57%	0.23%	0.01%	0.02%	0.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$79,452	$38,804	$3,325	$3,108	$3,522
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%[4]	0.10% [4]	0.09% [4]	0.13% [4]
Ratio of Net Investment Income to
Average Net Assets	0.60%	0.27%	0.01%	0.01%	0.01%

1 Calculated based on average shares outstanding.
2 Distribution was less than $.0001 per share.

3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 The ratio of total expenses to average net assets before an expense reduction was 0.11% for 2016, 0.11% for 2015, 0.11% for 2014, and 0.14% for 2013. For the year ended August 31, 2017, there was no expense reduction. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Federal Money Market Fund

Notes to Financial Statements

Vanguard Federal Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities, and repurchase agreements collateralized by such instruments.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

41

Federal Money Market Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $4,851,000, representing 0.01% of the fund’s net assets and 1.94% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At August 31, 2017, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

42

Treasury Money Market Fund

Fund Profile
As of August 31, 2017

Financial Attributes
Ticker Symbol	VUSXX
Expense Ratio[1]	0.09%
7-Day SEC Yield	0.93%
Average Weighted
Maturity	56 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.government.

1 The expense ratio shown is from the prospectus dated December 23, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratio was 0.09%.

43

Treasury Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. The fund is only available to retail investors (natural persons). You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2007, Through August 31, 2017

Initial Investment of $50,000

	Average Annual Total Returns
	Periods Ended August 31, 2017

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment

Treasury Money Market Fund	0.54%	0.15%	0.45%	$52,319
iMoneyNet Money Fund Report’s
• • • • • • • •
100% Treasury Funds Average	0.19	0.04	0.24	51,224
Citigroup Three-Month U.S. Treasury
Bill Index	0.58	0.16	0.44	52,221
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

See Financial Highlights for dividend information.

44

Treasury Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2007, Through August 31, 2017

		iMoneyNet
		Average
Fiscal Year	Total Returns	Total Returns
2008	3.08%	2.08%
2009	0.70	0.17
2010	0.03	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.02	0.00
2014	0.01	0.00
2015	0.01	0.00
2016	0.17	0.00
2017	0.54	0.19

7-day SEC yield (8/31/2017): 0.93%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Treasury Money Market Fund	12/14/1992	0.43%	0.12%	0.52%

45

Treasury Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (100.0%)
	United States Treasury Bill	0.850%–0.982%	9/7/17	865,724	865,583
	United States Treasury Bill	0.992%–1.018%	9/14/17	1,519,000	1,518,446
	United States Treasury Bill	0.993%–1.014%	9/21/17	1,163,209	1,162,556
	United States Treasury Bill	0.994%–1.008%	9/28/17	1,181,910	1,181,024
	United States Treasury Bill	1.053%–1.124%	10/19/17	144,706	144,503
	United States Treasury Bill	0.960%	10/26/17	60,994	60,905
	United States Treasury Bill	0.980%–1.073%	11/2/17	959,618	957,934
	United States Treasury Bill	1.016%–1.043%	11/9/17	1,187,679	1,185,314
	United States Treasury Bill	1.009%–1.018%	11/16/17	1,454,111	1,451,001
	United States Treasury Bill	0.999%–1.067%	11/24/17	2,125,288	2,120,329
	United States Treasury Bill	1.020%–1.023%	11/30/17	3,865,819	3,855,961
2	United States Treasury Floating
	Rate Note	1.191%	10/31/17	100,000	99,980
2	United States Treasury Floating
	Rate Note	1.295%	1/31/18	135,000	135,018
2	United States Treasury Floating
	Rate Note	1.193%	10/31/18	899,825	899,835
Total U.S. Government and Agency Obligations (Cost $15,638,389)					15,638,389
Total Investments (100.0%) (Cost $15,638,389)					15,638,389

46

Treasury Money Market Fund

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	983
Receivables for Accrued Income	1,230
Receivables for Capital Shares Issued	35,235
Other Assets	4,000
Total Other Assets	41,448
Liabilities
Payables for Capital Shares Redeemed	(40,087)
Payables for Distributions	(306)
Payables to Vanguard	(691)
Total Liabilities	(41,084)
Net Assets (100%)
Applicable to 15,636,136,304 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	15,638,753
Net Asset Value Per Share	$1.00

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	15,639,176
Undistributed Net Investment Income	9
Accumulated Net Realized Losses	(432)
Net Assets	15,638,753

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 Adjustable-rate security based upon 3-month U.S. Treasury Bill Auction High Money Market Yield plus spread.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Treasury Money Market Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Interest	94,070
Total Income	94,070
Expenses
The Vanguard Group—Note B
Investment Advisory Services	474
Management and Administrative	9,618
Marketing and Distribution	2,694
Custodian Fees	147
Auditing Fees	28
Shareholders’ Reports and Proxy	215
Trustees’ Fees and Expenses	12
Total Expenses	13,188
Net Investment Income	80,882
Realized Net Gain (Loss) on Investment Securities Sold	(407)
Net Increase (Decrease) in Net Assets Resulting from Operations	80,475

See accompanying Notes, which are an integral part of the Financial Statements.

48

Treasury Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	80,882	17,671
Realized Net Gain (Loss)	(407)	(25)
Net Increase (Decrease) in Net Assets Resulting from Operations	80,475	17,646
Distributions
Net Investment Income	(80,873)	(17,671)
Realized Capital Gain	—	—
Total Distributions	(80,873)	(17,671)
Capital Share Transactions (at $1.00 per share)
Issued	9,585,836	5,596,836
Issued in Lieu of Cash Distributions	78,567	17,175
Redeemed	(6,828,339)	(2,198,831)
Net Increase (Decrease) from Capital Share Transactions	2,836,064	3,415,180
Total Increase (Decrease)	2,835,666	3,415,155
Net Assets
Beginning of Period	12,803,087	9,387,932
End of Period[1]	15,638,753	12,803,087

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Treasury Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 005[1]	.0017	.0001	.0001	.0002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.005	.0017	.0001	.0001	.0002
Distributions
Dividends from Net Investment Income	(.005)	(.0017)	(.0001)	(.0001)	(.0002)
Distributions from Realized Capital Gains	—	—	—	(.0000)[2]	—
Total Distributions	(.005)	(.0017)	(.0001)	(.0001)	(.0002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.54%	0.17%	0.01%	0.01%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,639	$12,803	$9,388	$10,365	$11,660
Ratio of Total Expenses to Average Net Assets[4]	0.09%	0.09%	0.04%	0.05%	0.08%
Ratio of Net Investment Income to
Average Net Assets	0.55%	0.18%	0.01%	0.01%	0.02%

1 Calculated based on average shares outstanding.
2 Distributions from realized capital gains were less than $.0001 per share.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 The ratio of total expenses to average net assets before an expense reduction was 0.09% for 2016, 0.09% for 2015, 0.09% for 2014, and
0.09% for 2013. For the year ended August 31, 2017, there was no expense reduction. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Treasury Money Market Fund

Notes to Financial Statements

Vanguard Treasury Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

51

Treasury Money Market Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $983,000, representing 0.01% of the fund’s net assets and 0.39% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The fund is not obligated to repay this amount to Vanguard. For the year ended August 31, 2017, the fund did not receive an expense reduction from Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At August 31, 2017, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Money Market Reserves and Vanguard Admiral Funds and the Shareholders of Vanguard Prime Money Market Fund, Vanguard Federal Money Market Fund and Vanguard Treasury Money Market Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Prime Money Market Fund and Vanguard Federal Money Market Fund (constituting separate portfolios of Vanguard Money Market Reserves) and Vanguard Treasury Money Market Fund (constituting a separate portfolio of Vanguard Admiral Funds) (hereafter referred to as the “Funds”) as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 13, 2017

53

Special 2017 tax information (unaudited) for Vanguard Prime Money Market Fund
This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 69.5% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard Federal Money Market Fund
This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard Treasury Money Market Fund
This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

54

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

55

Six Months Ended August 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2017	8/31/2017	Period
Based on Actual Fund Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,004.99	$0.81
Admiral Shares	1,000.00	1,005.29	0.51
Federal Money Market Fund	$1,000.00	$1,003.84	$0.56
Treasury Money Market Fund	$1,000.00	$1,003.76	$0.45
Based on Hypothetical 5% Yearly Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,024.40	$0.82
Admiral Shares	1,000.00	1,024.70	0.51
Federal Money Market Fund	$1,000.00	$1,024.65	$0.56
Treasury Money Market Fund	$1,000.00	$1,024.75	$0.46

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for the period are: for the Prime Money Market Fund, 0.16% for Investor Shares and 0.10% for Admiral Shares; for the Federal Money Market
Fund, 0.11%; and for the Treasury Money Market Fund, 0.09%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

56

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Prime Money Market Fund, Vanguard Federal Money Market Fund, and Vanguard Treasury Money Market Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

57

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

58

Glossary

SEC Yields. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

59

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q300 102017

Annual Report | August 31, 2017

Vanguard S&P Mid-Cap 400 Index Funds

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
S&P Mid-Cap 400 Index Fund.	8
S&P Mid-Cap 400 Value Index Fund.	28
S&P Mid-Cap 400 Growth Index Fund.	47
Your Fund’s After-Tax Returns.	67
About Your Fund’s Expenses.	68
Trustees Approve Advisory Arrangements.	70
Glossary.	72

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Mid-capitalization growth and value stocks performed similarly during the 12 months ended August 31, 2017. This market trend was mirrored in the performance of the Vanguard S&P Mid-Cap 400 Index Funds.

• The S&P Mid-Cap 400 Index Fund, which includes both value and growth stocks, returned about 12%. The S&P Mid-Cap 400 Value Index Fund also returned about 12%, and the S&P Mid-Cap 400 Growth Index Fund was slightly behind it.

• All three funds closely tracked their target indexes, and only the Growth Index Fund failed to outperform its mid-cap peers.

• Information technology was the leading sector for all three funds, returning 25% or more. Firms focused on electronic equipment, IT services, and semiconductors did particularly well. Financials, industrials, health care, and materials were also strong performers, returning 15% or more. Energy was the most notable detractor.

Total Returns: Fiscal Year Ended August 31, 2017
Total
Returns
Vanguard S&P Mid-Cap 400 Index Fund
ETF Shares
Market Price	12.20%
Net Asset Value	12.22
Institutional Shares	12.31
S&P MidCap 400 Index	12.37
Mid-Cap Core Funds Average	12.02
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Mid-Cap 400 Value Index Fund
ETF Shares
Market Price	11.85%
Net Asset Value	11.91
Institutional Shares	12.05
S&P MidCap 400 Value Index	12.09
Mid-Cap Value Funds Average	10.95
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard S&P Mid-Cap 400 Growth Index Fund
ETF Shares
Market Price	11.59%
Net Asset Value	11.67
Institutional Shares	11.80
S&P MidCap 400 Growth Index	11.86
Mid-Cap Growth Funds Average	15.51

Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2017
Average
Annual Return
S&P Mid-Cap 400 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	14.18%
S&P MidCap 400 Index	14.34
Mid-Cap Core Funds Average	12.50
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
S&P Mid-Cap 400 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	13.75%
S&P MidCap 400 Value Index	13.97
Mid-Cap Value Funds Average	12.62
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
S&P Mid-Cap 400 Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	14.33%
S&P MidCap 400 Growth Index	14.53
Mid-Cap Growth Funds Average	12.61
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P Mid-Cap 400 Index Fund	0.15%	0.08%	1.13%
S&P Mid-Cap 400 Value Index Fund	0.20	0.08	1.20
S&P Mid-Cap 400 Growth Index Fund	0.20	0.08	1.28

The fund expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the funds’ expense ratios were: for the S&P Mid-Cap 400 Index Fund, 0.15% for ETF
Shares and 0.08% for Institutional Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional
Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the S&P Mid-Cap 400 Index Fund, Mid-Cap Core Funds; for the S&P Mid-Cap 400 Value Index Fund, Mid-Cap Value Funds;
and for the S&P Mid-Cap 400 Growth Index Fund, Mid-Cap Growth Funds.

3

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

Since mid-August we’ve been reaching out to you about the proposals put forth by the Vanguard funds that, if approved, will enable us to manage the funds more efficiently and effectively. As the November deadline for voting approaches, I’d like to offer some perspective on a few of the proposals that I believe are important to the way Vanguard operates and manages your investments. I hope you consider this information and promptly cast your ballot.

Your biggest advocate

The main driver for this proxy solicitation is to ask all our fund shareholders to elect a full slate of trustees who oversee each U.S.-based Vanguard mutual fund. These trustees serve an important role, making sure your funds are managed in your best interests. This includes monitoring fund performance, approving advisory agreements, and ensuring that we’re keeping your investment costs as low as possible. Simply put, they are your biggest advocate.

Each trustee brings a variety of skills and professional experiences that contribute to the board’s strength and diversity. Of the 12 nominees, nine currently serve on the board, and three are new. If elected, the new board would include ten independent members, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

4

These are the proposed new trustees:

• Sarah Bloom Raskin is a former member of the Federal Reserve Board of Governors and former deputy secretary of the U.S. Treasury Department. She is an expert in cybersecurity—a critically important issue at Vanguard, as we place a premium on protecting clients’ assets and sensitive data.

• Deanna Mulligan is chief executive officer of The Guardian Life Insurance Company of America. It’s rare to find a CEO such as Deanna who leads a company with a mutual ownership structure similar to Vanguard’s.

• Tim Buckley is president and a director of Vanguard and will succeed me in January as CEO. (I’ll remain chairman for a period to be determined by the board.) I interviewed Tim when he applied for his first job here in 1991 and again when he was graduating from Harvard Business School. I was thrilled he picked Vanguard as a place to build his career, and I’ve been delighted to see him take on several leadership positions, including as head of our Retail Investor Group, chief information officer, and chief investment officer. I can think of no one better prepared to succeed me.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.16%	9.21%	14.37%
Russell 2000 Index (Small-caps)	14.91	7.67	13.15
Russell 3000 Index (Broad U.S. market)	16.06	9.08	14.27
FTSE All-World ex US Index (International)	18.74	2.80	7.76

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.49%	2.64%	2.19%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.88	3.40	3.23
Citigroup Three-Month U.S. Treasury Bill Index	0.58	0.25	0.16

CPI
Consumer Price Index	1.94%	1.06%	1.28%

5

Vanguard believes that diversity of thought, background, and experience, as well as diversity of personal characteristics, meaningfully contributes to the board’s ability to effectively serve shareholders. If Sarah and Deanna are elected, women will account for 40% of the board’s independent trustees.

I should note that even as Vanguard is nominating three new board members, we’re saying goodbye to trustee Rajiv Gupta. Rajiv was a legendary CEO of Rohm and Haas Co., and Vanguard and our clients have benefited greatly from his expertise. I wish him a happy retirement.

Summarizing the proposals

Among the trustees’ leading responsibilities is overseeing the funds’ internal and external investment advisory agreements. The trustees, in consultation with our Global Investment Committee and our Portfolio Review Department, choose the investment advisors that manage client assets. Over decades, we have built a strong track record of picking advisors whose portfolio management strategies have served clients well.

Two proposals in the proxy focus on this oversight responsibility. Shareholders of 48 Vanguard funds have already voted to allow the board to make external advisor changes without obtaining prior shareholder approval. The new proposals would extend that policy across our entire U.S.-based fund lineup and expand it to include internal advisory agreements with Vanguard subsidiaries. Eliminating the need for shareholder approval removes a step that is costly and time-consuming if done frequently or on an individual fund basis. Although there are no current plans to employ the policy on any Vanguard-managed funds, standardizing it enables the trustees to retain an advisory firm to diversify a fund’s management team or ensure management continuity should a contingency arise.

I also encourage shareholders of several specific Vanguard index funds to read the proxy proposals that affect those funds. One proposal would change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to include real estate-related securities, aligning the funds with updated industry-sector classification methodology. Another proposal seeks to change the diversification status of the REIT Index Fund to enable it to better track its benchmark. Finally, we seek your approval of the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund. If approved, this arrangement would then be standardized across Vanguard’s entire publicly available U.S. mutual fund lineup. It should also reduce costs and minimum initial investment requirements in select share classes.

6

At the ballot box

We hope you’ll make it a priority to cast your ballot. We want to avoid the added time and cost of soliciting sufficient votes should we not obtain a quorum by the shareholder meeting on November 15, when voting concludes. Ultimately, we believe the proposals I’ve discussed are in your best interest as Vanguard fund shareholders, and the trustees recommend that you vote in favor of them. For more information, visit vanguard.com and enter the search term “proxy.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

September 14, 2017

S&P Mid-Cap 400 Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOO	VSPMX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.47%	1.53%

Portfolio Characteristics
			DJ
			U.S.
			Total
		S&P	Market
		MidCap	FA
	Fund 400 Index		Index
Number of Stocks	401	400	3,769
Median Market Cap	$5.0B	$5.0B	$63.1B
Price/Earnings Ratio	22.8x	22.8x	21.6x
Price/Book Ratio	2.2x	2.2x	2.8x
Return on Equity	11.5%	11.5%	15.1%
Earnings Growth
Rate	9.0%	8.9%	9.4%
Dividend Yield	1.6%	1.6%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	13%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
		DJ
	S&P	U.S. Total
	MidCap	Market
	400 Index	FA Index
R-Squared	1.00	0.84
Beta	1.00	1.00
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Cadence Design
Systems Inc.	Application Software	0.7%
MSCI Inc.	Financial Exchanges
	& Data	0.6
Take-Two Interactive	Home Entertainment
Software Inc.	Software	0.6
Huntington Ingalls	Aerospace &
Industries Inc.	Defense	0.6
Trimble Inc.	Electronic Equipment
	& Instruments	0.6
Teleflex Inc.	Health Care
	Equipment	0.6
NVR Inc.	Homebuilding	0.6
Cognex Corp.	Electronic Equipment
	& Instruments	0.6
CDK Global Inc.	Application Software	0.6
Atmos Energy Corp.	Gas Utilities	0.6
Top Ten		6.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

8

S&P Mid-Cap 400 Index Fund

Sector Diversification (% of equity exposure)

			DJ
		S&P	U.S. Total
		MidCap	Market
	Fund	400 Index	FA Index
Consumer Discretionary 11.3%		11.3%	12.4%
Consumer Staples	3.7	3.7	7.6
Energy	3.5	3.5	5.3
Financials	16.2	16.3	14.7
Health Care	8.7	8.7	14.1
Industrials	14.8	14.8	10.7
Information Technology	18.7	18.6	22.6
Materials	7.2	7.2	3.3
Real Estate	9.9	9.9	4.1
Telecommunication
Services	0.2	0.2	1.9
Utilities	5.8	5.8	3.3

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

9

S&P Mid-Cap 400 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/7/2010)	Investment

	S&P Mid-Cap 400 Index Fund*ETF
	Shares Net Asset Value	12.22%	13.84%	14.18%	$25,238
	S&P Mid-Cap 400 Index Fund*ETF
	Shares Market Price	12.20	13.84	14.18	25,236

• • • • • • • •	S&P MidCap 400 Index	12.37	13.99	14.34	25,477

– – – –	Mid-Cap Core Funds Average	12.02	12.27	12.50	22,759
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	14.71	26,064

Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(3/28/2011)	Investment
S&P Mid-Cap 400 Index Fund Institutional
Shares	12.31%	13.93%	11.11%	$9,842,820

S&P MidCap 400 Index	12.37	13.99	11.18	9,881,858
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.05	14.19	12.40	10,597,716

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards
Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

10

S&P Mid-Cap 400 Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2017
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Mid-Cap 400 Index Fund ETF Shares Market
Price	12.20%	91.19%	152.36%
S&P Mid-Cap 400 Index Fund ETF Shares Net Asset
Value	12.22	91.23	152.38
S&P MidCap 400 Index	12.37	92.46	154.77
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2017

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		18.34%	14.76%	14.67%
Net Asset Value		18.40	14.77	14.67
Institutional Shares	3/28/2011[1]	18.48	14.85	11.55
1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

S&P Mid-Cap 400 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (11.2%)
*	NVR Inc.	3,950	10,747
	Domino’s Pizza Inc.	54,494	9,932
	Service Corp. International	213,007	7,528
	Toll Brothers Inc.	167,930	6,543
^	Polaris Industries Inc.	66,483	6,198
*	Live Nation Entertainment
	Inc.	151,574	6,057
	Gentex Corp.	326,003	5,956
	Thor Industries Inc.	54,304	5,900
	Dunkin’ Brands Group Inc.	104,583	5,392
	Brunswick Corp.	101,348	5,319
	Carter’s Inc.	54,909	4,761
	Pool Corp.	46,924	4,678
	Bed Bath & Beyond Inc.	164,710	4,544
^	Williams-Sonoma Inc.	90,441	4,160
	Cracker Barrel Old
	Country Store Inc.	27,236	4,049
	Cable One Inc.	5,328	4,043
*	Skechers U. S. A. Inc.
	Class A	151,809	4,012
	Cinemark Holdings Inc.	120,220	4,002
	Dana Inc.	163,756	3,942
*	AMC Networks Inc.
	Class A	59,129	3,594
	Texas Roadhouse Inc.
	Class A	73,108	3,469
*,^	AutoNation Inc.	74,602	3,385
	Tupperware Brands Corp.	57,457	3,325
*	Tempur Sealy
	International Inc.	53,112	3,288
	Wendy’s Co.	216,866	3,236
	Aaron’s Inc.	71,231	3,153
*	Cabela’s Inc.	58,542	3,144
	Jack in the Box Inc.	33,321	3,119
	Graham Holdings Co.
	Class B	5,269	3,094

			Market
			Value•
		Shares	($000)
	TEGNA Inc.	243,204	3,069
	CalAtlantic Group Inc.	87,192	3,030
*	Sally Beauty Holdings Inc.	155,659	2,894
	Churchill Downs Inc.	14,691	2,871
*	Helen of Troy Ltd.	30,643	2,767
	John Wiley & Sons Inc.
	Class A	50,722	2,736
*	Michaels Cos. Inc.	119,794	2,689
	Dick’s Sporting Goods
	Inc.	99,405	2,620
	New York Times Co.
	Class A	138,352	2,580
*	Murphy USA Inc.	39,151	2,524
	Office Depot Inc.	585,075	2,510
	Big Lots Inc.	50,722	2,414
*	Sotheby’s	51,895	2,329
*	Deckers Outdoor Corp.	36,226	2,315
*	TRI Pointe Group Inc.	180,126	2,295
	Meredith Corp.	41,535	2,257
	American Eagle Outfitters
	Inc.	188,390	2,251
	Papa John’s International
	Inc.	29,979	2,242
*	Adtalem Global Education
	Inc.	64,536	2,207
	GameStop Corp. Class A	114,683	2,122
^	Cheesecake Factory Inc.	50,511	2,093
*	Urban Outfitters Inc.	100,072	2,045
	Cooper Tire & Rubber Co.	59,937	2,014
^	KB Home	94,094	2,014
*	Buffalo Wild Wings Inc.	18,274	1,878
	Brinker International Inc.	55,736	1,740
^	Dillard’s Inc. Class A	24,678	1,500
	HSN Inc.	36,442	1,337
	International Speedway
	Corp. Class A	28,560	1,018
	Chico’s FAS Inc.	232	2
			206,933

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
Consumer Staples (3.7%)
	Ingredion Inc.	81,224	10,057
	Lamb Weston Holdings
	Inc.	157,230	7,151
*	Post Holdings Inc.	75,204	6,402
*	Edgewell Personal Care
	Co.	65,159	4,948
*	Hain Celestial Group Inc.	117,392	4,722
	Casey’s General Stores
	Inc.	44,460	4,687
*	TreeHouse Foods Inc.	64,617	4,329
	Flowers Foods Inc.	208,574	3,623
	Snyder’s-Lance Inc.	97,422	3,460
	Nu Skin Enterprises Inc.
	Class A	56,262	3,422
	Energizer Holdings Inc.	70,035	3,092
*	Sprouts Farmers Market
	Inc.	146,399	2,919
	Lancaster Colony Corp.	22,067	2,570
*	United Natural Foods Inc.	57,288	1,991
*	Boston Beer Co. Inc.
	Class A	10,538	1,570
*	Avon Products Inc.	501,006	1,248
	Dean Foods Co.	103,544	1,139
^	Tootsie Roll Industries Inc.	20,063	749
			68,079
Energy (3.5%)
	HollyFrontier Corp.	201,267	6,302
*	Energen Corp.	110,154	5,649
*	WPX Energy Inc.	451,189	4,507
^	Core Laboratories NV	50,054	4,414
	Murphy Oil Corp.	184,047	4,170
*,^	Transocean Ltd.	443,930	3,622
*	Southwestern Energy Co.	572,987	3,123
	Patterson-UTI Energy Inc.	187,271	2,991
^	PBF Energy Inc. Class A	124,223	2,942
*	CONSOL Energy Inc.	200,633	2,919
	World Fuel Services Corp.	78,216	2,701
	Oceaneering International
	Inc.	111,281	2,509
*	Matador Resources Co.	105,522	2,488
*	Gulfport Energy Corp.	180,127	2,257
	Nabors Industries Ltd.	323,641	2,120
*	QEP Resources Inc.	273,859	2,068
*	Dril-Quip Inc.	43,114	1,619
	SM Energy Co.	111,626	1,491
^	Ensco plc Class A	345,805	1,470
*	Superior Energy Services
	Inc.	174,275	1,436
*	Rowan Cos. plc Class A	143,659	1,401
*	Oil States International Inc.	58,818	1,279
*,^	Diamond Offshore Drilling
	Inc.	73,582	836
			64,314

			Market
			Value•
		Shares	($000)
Financials (16.1%)
	MSCI Inc. Class A	102,602	11,759
*	SVB Financial Group	59,484	10,073
*	Alleghany Corp.	17,494	9,845
	Reinsurance Group
	of America Inc. Class A	72,965	9,810
	East West Bancorp Inc.	163,717	9,065
	SEI Investments Co.	151,061	8,831
	American Financial
	Group Inc.	83,413	8,492
	MarketAxess Holdings Inc.	42,588	8,217
*	Signature Bank	60,827	7,807
	WR Berkley Corp.	109,887	7,323
	Janus Henderson
	Group plc	204,705	7,075
	FactSet Research
	Systems Inc.	44,781	7,039
	New York Community
	Bancorp Inc.	555,034	6,688
	RenaissanceRe
	Holdings Ltd.	46,099	6,415
	Eaton Vance Corp.	130,488	6,209
	PacWest Bancorp	136,041	6,142
	First American Financial
	Corp.	125,151	6,140
	Bank of the Ozarks	137,811	5,920
	Brown & Brown Inc.	130,529	5,869
	Synovus Financial Corp.	138,791	5,846
	Commerce Bancshares
	Inc.	99,173	5,453
	Cullen/Frost Bankers Inc.	64,591	5,439
	Old Republic International
	Corp.	278,179	5,310
	Pinnacle Financial
	Partners Inc.	82,273	5,117
	Webster Financial Corp.	104,636	4,884
	Hanover Insurance
	Group Inc.	48,424	4,754
	Prosperity Bancshares
	Inc.	78,854	4,712
	FNB Corp.	366,648	4,653
	Wintrust Financial Corp.	63,158	4,599
	First Horizon National
	Corp.	265,285	4,566
	Umpqua Holdings Corp.	250,102	4,377
	CNO Financial Group Inc.	194,391	4,345
	Hancock Holding Co.	95,907	4,215
*	Texas Capital Bancshares
	Inc.	56,241	4,176
*	SLM Corp.	397,609	4,044
	United Bankshares Inc.	118,970	3,991
	Primerica Inc.	51,545	3,946
	Associated Banc-Corp	172,834	3,785
	Bank of Hawaii Corp.	48,385	3,780

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Stifel Financial Corp.	77,540	3,703
	Legg Mason Inc.	96,644	3,691
	Chemical Financial Corp.	80,565	3,658
	Fulton Financial Corp.	198,022	3,455
	Valley National Bancorp	298,858	3,344
	UMB Financial Corp.	49,691	3,335
	Home BancShares Inc.	142,970	3,333
	MB Financial Inc.	80,713	3,210
	Washington Federal Inc.	101,307	3,166
	Aspen Insurance Holdings
	Ltd.	67,948	3,071
	TCF Financial Corp.	193,944	3,012
	Cathay General Bancorp	84,999	2,998
	Federated Investors Inc.
	Class B	105,078	2,870
	BancorpSouth Inc.	94,143	2,735
	Kemper Corp.	55,188	2,643
	Mercury General Corp.	41,341	2,376
	International Bancshares
	Corp.	65,828	2,366
	Trustmark Corp.	76,700	2,272
*	Genworth Financial Inc.
	Class A	564,953	1,938
			297,887
Health Care (8.7%)
	Teleflex Inc.	50,970	10,793
*	WellCare Health Plans Inc.	50,415	8,806
*	VCA Inc.	92,085	8,560
	STERIS plc	96,237	8,388
	West Pharmaceutical
	Services Inc.	83,340	7,254
*	ABIOMED Inc.	46,248	6,974
*	Bioverativ Inc.	122,753	6,959
*	United Therapeutics Corp.	51,136	6,689
*	Charles River Laboratories
	International Inc.	54,062	5,882
*	Catalent Inc.	141,801	5,855
	Bio-Techne Corp.	42,362	5,244
	Hill-Rom Holdings Inc.	67,915	5,227
*	Bio-Rad Laboratories Inc.
	Class A	23,622	5,145
	HealthSouth Corp.	112,057	5,127
*	PAREXEL International
	Corp.	57,603	5,063
*	MEDNAX Inc.	105,559	4,734
*	Medidata Solutions Inc.	62,910	4,716
*	Mallinckrodt plc	112,691	4,629
*	Masimo Corp.	51,652	4,358
*	Acadia Healthcare Co. Inc.	86,703	4,070
*	INC Research Holdings
	Inc. Class A	61,286	3,597
*	NuVasive Inc.	57,487	3,592
*	Akorn Inc.	98,759	3,249
*	Molina Healthcare Inc.	48,424	3,099

			Market
			Value•
		Shares	($000)
*	LivaNova plc	49,112	3,073
*	Prestige Brands Holdings
	Inc.	59,980	3,042
*	Allscripts Healthcare
	Solutions Inc.	205,523	2,701
*	LifePoint Health Inc.	45,716	2,649
*	Globus Medical Inc.	81,769	2,472
*	Halyard Health Inc.	52,851	2,394
*	Endo International plc	226,098	1,987
	Owens & Minor Inc.	69,707	1,948
*,^	Tenet Healthcare Corp.	91,610	1,573
			159,849
Industrials (14.7%)
	Huntington Ingalls
	Industries Inc.	52,147	11,157
	IDEX Corp.	86,467	10,167
	ManpowerGroup Inc.	76,006	8,475
	Old Dominion Freight
	Line Inc.	78,466	7,839
*	Copart Inc.	232,273	7,593
	Toro Co.	121,901	7,519
*	JetBlue Airways Corp.	378,076	7,490
	Orbital ATK Inc.	65,497	7,308
	Graco Inc.	63,045	7,282
	Lennox International Inc.	43,587	7,224
	Donaldson Co. Inc.	149,924	7,084
	Carlisle Cos. Inc.	73,314	6,942
^	Wabtec Corp.	98,016	6,917
	Nordson Corp.	60,834	6,649
	Hubbell Inc. Class B	58,092	6,552
	Oshkosh Corp.	84,880	6,332
	Lincoln Electric Holdings
	Inc.	70,189	6,095
*	Teledyne Technologies Inc.	40,043	6,009
*	AECOM	176,729	5,920
	AGCO Corp.	75,734	5,184
	Watsco Inc.	34,494	5,083
	Trinity Industries Inc.	172,680	4,980
	Curtiss-Wright Corp.	50,209	4,861
	Rollins Inc.	108,849	4,834
*	Genesee & Wyoming Inc.
	Class A	69,813	4,786
	Ryder System Inc.	60,776	4,716
	Dun & Bradstreet Corp.	41,868	4,666
	EMCOR Group Inc.	67,216	4,439
	Landstar System Inc.	47,493	4,434
	Woodward Inc.	62,575	4,393
	Crane Co.	57,301	4,253
	ITT Inc.	100,607	4,061
	Terex Corp.	101,506	3,913
	Regal Beloit Corp.	50,846	3,834
*	Kirby Corp.	61,177	3,830
	Deluxe Corp.	55,032	3,816
	Valmont Industries Inc.	25,584	3,673

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Timken Co.	79,513	3,566
	MSC Industrial Direct Co.
	Inc. Class A	51,072	3,518
*	Avis Budget Group Inc.	95,413	3,457
	Kennametal Inc.	91,243	3,194
*	Clean Harbors Inc.	58,966	3,190
	EnerSys	49,292	3,160
	Knight Transportation Inc.	75,600	2,952
*	Esterline Technologies
	Corp.	33,722	2,880
*	Dycom Industries Inc.	35,200	2,840
*	KLX Inc.	58,581	2,808
	Pitney Bowes Inc.	211,226	2,714
	GATX Corp.	44,284	2,683
	KBR Inc.	162,121	2,638
	MSA Safety Inc.	35,663	2,598
	Granite Construction Inc.	45,091	2,490
	Herman Miller Inc.	67,702	2,278
	HNI Corp.	50,221	1,841
	Werner Enterprises Inc.	50,689	1,678
*	NOW Inc.	122,637	1,430
			272,225
Information Technology (18.6%)
*	Cadence Design Systems
	Inc.	316,836	12,448
*	Take-Two Interactive
	Software Inc.	117,664	11,506
*	Trimble Inc.	286,571	11,085
	Cognex Corp.	98,182	10,699
	CDK Global Inc.	164,526	10,612
	Broadridge Financial
	Solutions Inc.	133,233	10,409
	Leidos Holdings Inc.	162,582	9,482
	Jack Henry & Associates
	Inc.	87,988	9,069
*	Keysight Technologies Inc.	209,283	8,551
	Teradyne Inc.	225,428	8,027
*	Arrow Electronics Inc.	100,665	7,996
*	IPG Photonics Corp.	42,645	7,497
*	PTC Inc.	131,106	7,342
	LogMeIn Inc.	59,787	6,840
*	Ultimate Software Group
	Inc.	33,724	6,775
*	Tyler Technologies Inc.	38,298	6,618
*	Microsemi Corp.	131,052	6,602
*	Coherent Inc.	27,945	6,520
	Jabil Inc.	206,875	6,486
*	Fortinet Inc.	169,548	6,477
*	Zebra Technologies Corp.	59,879	6,173
*	ARRIS International plc	213,102	5,937
	Brocade Communications
	Systems Inc.	465,335	5,761
	Avnet Inc.	141,845	5,471

			Market
			Value•
		Shares	($000)
	Cypress Semiconductor
	Corp.	373,851	5,118
*	NCR Corp.	137,539	5,024
	Fair Isaac Corp.	35,139	4,946
	National Instruments Corp.	120,591	4,871
	Littelfuse Inc.	25,751	4,794
*	WEX Inc.	43,804	4,781
*	Teradata Corp.	148,529	4,741
	Blackbaud Inc.	54,511	4,601
	Versum Materials Inc.	123,314	4,554
*	CoreLogic Inc.	96,044	4,511
	MAXIMUS Inc.	73,554	4,471
	Monolithic Power
	Systems Inc.	43,078	4,365
*	Tech Data Corp.	39,301	4,334
	Sabre Corp.	233,526	4,306
*	Cirrus Logic Inc.	73,091	4,238
*	First Solar Inc.	88,750	4,168
	j2 Global Inc.	54,688	4,117
	SYNNEX Corp.	33,007	3,948
*	ViaSat Inc.	60,117	3,824
*	Integrated Device
	Technology Inc.	150,649	3,723
	Belden Inc.	47,884	3,690
	Science Applications
	International Corp.	49,508	3,658
*	Silicon Laboratories Inc.	47,970	3,641
	DST Systems Inc.	69,964	3,591
*	Ciena Corp.	160,862	3,476
*	NetScout Systems Inc.	103,896	3,403
*	Manhattan Associates Inc.	78,659	3,308
*	ACI Worldwide Inc.	133,699	3,043
*	CommVault Systems Inc.	47,344	2,890
*	WebMD Health Corp.	42,736	2,839
	InterDigital Inc.	39,281	2,803
	Vishay Intertechnology
	Inc.	151,814	2,687
*	Cree Inc.	110,179	2,681
	Convergys Corp.	106,600	2,505
*	VeriFone Systems Inc.	126,404	2,499
*,^	Cars.com Inc.	81,513	2,108
*	Acxiom Corp.	89,399	2,082
^	Diebold Nixdorf Inc.	86,021	1,759
*	Synaptics Inc.	39,067	1,624
	Plantronics Inc.	38,081	1,623
*,^	3D Systems Corp.	123,124	1,546
*	Knowles Corp.	101,644	1,491
			342,765
Materials (7.2%)
	Chemours Co.	209,023	10,257
	Steel Dynamics Inc.	273,975	9,438
	RPM International Inc.	151,358	7,412
	Royal Gold Inc.	74,150	6,917
	Olin Corp.	188,269	6,068

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Reliance Steel &
	Aluminum Co.	82,711	5,990
	AptarGroup Inc.	70,849	5,924
	Sonoco Products Co.	112,783	5,443
	Eagle Materials Inc.	55,080	5,356
	United States Steel Corp.	198,199	5,274
	Valvoline Inc.	232,067	4,941
	Scotts Miracle-Gro Co.	50,022	4,781
*	Owens-Illinois Inc.	184,619	4,549
	Bemis Co. Inc.	104,340	4,446
	NewMarket Corp.	10,489	4,390
	Ashland Global Holdings
	Inc.	70,614	4,381
*	Louisiana-Pacific Corp.	163,971	4,178
	Cabot Corp.	70,771	3,728
	Sensient Technologies
	Corp.	50,135	3,617
	PolyOne Corp.	92,608	3,347
	Domtar Corp.	70,888	2,867
*	Allegheny Technologies
	Inc.	123,244	2,567
	Compass Minerals
	International Inc.	38,305	2,559
	Silgan Holdings Inc.	84,932	2,556
	Minerals Technologies Inc.	39,736	2,543
	Worthington Industries
	Inc.	49,762	2,486
	Commercial Metals Co.	131,115	2,477
	Carpenter Technology
	Corp.	52,928	2,145
	Greif Inc. Class A	29,226	1,767
			132,404
Real Estate (9.8%)
	Camden Property Trust	99,308	8,886
	Kilroy Realty Corp.	111,362	7,710
	American Campus
	Communities Inc.	151,914	7,230
^	Omega Healthcare
	Investors Inc.	223,360	7,119
	Liberty Property Trust	167,072	7,117
	National Retail Properties
	Inc.	169,256	7,080
	Douglas Emmett Inc.	175,346	6,831
	Lamar Advertising Co.
	Class A	94,756	6,307
	Jones Lang LaSalle Inc.	51,395	6,266
	DCT Industrial Trust Inc.	104,319	6,087
	Highwoods Properties Inc.	115,776	6,047
	CyrusOne Inc.	88,600	5,584
	Medical Properties Trust
	Inc.	413,065	5,436
	Senior Housing Properties
	Trust	269,563	5,316

			Market
			Value•
		Shares	($000)
	Hospitality Properties
	Trust	186,412	5,100
	EPR Properties	72,702	5,064
	Healthcare Realty Trust
	Inc.	140,393	4,672
	CoreSite Realty Corp.	38,728	4,599
	Cousins Properties Inc.	475,322	4,444
	Weingarten Realty
	Investors	134,030	4,294
	Rayonier Inc.	146,181	4,241
	First Industrial Realty
	Trust Inc.	132,851	4,116
	Sabra Health Care
	REIT Inc.	181,109	3,957
	GEO Group Inc.	141,192	3,903
	Life Storage Inc.	52,671	3,876
	Corporate Office
	Properties Trust	112,637	3,758
	LaSalle Hotel Properties	128,250	3,640
	Taubman Centers Inc.	68,868	3,598
	CoreCivic Inc.	133,832	3,587
	Uniti Group Inc.	179,184	3,451
*	JBG SMITH Properties	97,899	3,204
	Education Realty Trust
	Inc.	82,893	3,203
	Urban Edge Properties	118,857	2,989
	Tanger Factory Outlet
	Centers Inc.	109,243	2,556
	Mack-Cali Realty Corp.	101,748	2,329
	Alexander & Baldwin Inc.	52,317	2,271
	Potlatch Corp.	45,983	2,198
	Washington Prime Group
	Inc.	209,840	1,752
*	Quality Care Properties
	Inc.	106,726	1,464
			181,282
Telecommunication Services (0.2%)
	Telephone & Data
	Systems Inc.	106,245	3,114
*,^	Frontier Communications
	Corp.	88,658	1,194
			4,308
Utilities (5.8%)
	Atmos Energy Corp.	119,307	10,504
	UGI Corp.	196,171	9,693
	Westar Energy Inc.
	Class A	160,951	8,258
	OGE Energy Corp.	226,283	8,083
	Great Plains Energy Inc.	244,297	7,498
	Aqua America Inc.	201,560	6,732
	Vectren Corp.	94,142	6,177
	MDU Resources
	Group Inc.	221,641	5,993
	National Fuel Gas Co.	95,759	5,552

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	IDACORP Inc.	57,184	5,088
	WGL Holdings Inc.	58,121	4,897
	ONE Gas Inc.	59,512	4,478
	Southwest Gas Holdings
	Inc.	53,967	4,291
	New Jersey Resources
	Corp.	98,082	4,281
	Black Hills Corp.	60,662	4,269
	Hawaiian Electric
	Industries Inc.	123,397	4,124
	PNM Resources Inc.	90,233	3,826
	NorthWestern Corp.	54,875	3,310
			107,054
Total Common Stocks
(Cost $1,697,277)			1,837,100
Temporary Cash Investments (1.2%)[1]
Money Market Fund (1.2%)
[2,3]	Vanguard Market Liquidity
	Fund, 1.224%	208	20,887

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.0%)
4	United States Treasury Bill,
	0.982%, 9/14/17	300	300
4	United States Treasury Bill,
	1.056%, 11/9/17	200	200
			500
Total Temporary Cash Investments
(Cost $21,385)			21,387
Total Investments (100.7%)
(Cost $1,718,662)			1,858,487

Amount
($000)
Other Assets and Liabilities (-0.7%)
Other Assets
Investment in Vanguard	120
Receivables for Accrued Income	2,193
Receivables for Capital Shares Issued	187
Variation Margin Receivable—
Futures Contracts	71
Other Assets	41
Total Other Assets	2,612
Liabilities
Payables for Investment Securities
Purchased	(6)
Collateral for Securities on Loan	(14,936)
Payables for Capital Shares Redeemed	(438)
Payables to Vanguard	(409)
Total Liabilities	(15,789)
Net Assets (100%)	1,845,310

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,725,596
Undistributed Net Investment Income	5,070
Accumulated Net Realized Losses	(25,254)
Unrealized Appreciation (Depreciation)
Investment Securities	139,825
Futures Contracts	73
Net Assets	1,845,310

ETF Shares—Net Assets
Applicable to 6,225,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	726,683
Net Asset Value Per Share—
ETF Shares	$116.74

S&P Mid-Cap 400 Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 4,804,695 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,118,627
Net Asset Value Per Share—
Institutional Shares	$232.82

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $14,466,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and
temporary cash investment positions represent 100.0% and
0.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $14,936,000 of collateral received for securities on loan.
4 Securities with a value of $500,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P Mid-Cap 400 Index	September 2017	48	8,306	73

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	24,665
Interest[1]	51
Securities Lending—Net	123
Total Income	24,839
Expenses
The Vanguard Group—Note B
Investment Advisory Services	349
Management and Administrative—ETF Shares	694
Management and Administrative—Institutional Shares	491
Marketing and Distribution—ETF Shares	41
Marketing and Distribution—Institutional Shares	47
Custodian Fees	90
Auditing Fees	32
Shareholders’ Reports and Proxy—ETF Shares	41
Shareholders’ Reports and Proxy—Institutional Shares	7
Trustees’ Fees and Expenses	1
Total Expenses	1,793
Net Investment Income	23,046
Realized Net Gain (Loss)
Investment Securities Sold[1]	90,844
Futures Contracts	477
Realized Net Gain (Loss)	91,321
Change in Unrealized Appreciation (Depreciation)
Investment Securities	68,366
Futures Contracts	73
Change in Unrealized Appreciation (Depreciation)	68,439
Net Increase (Decrease) in Net Assets Resulting from Operations	182,806

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $49,000 and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,046	18,065
Realized Net Gain (Loss)	91,321	91,423
Change in Unrealized Appreciation (Depreciation)	68,439	34,873
Net Increase (Decrease) in Net Assets Resulting from Operations	182,806	144,361
Distributions
Net Investment Income
ETF Shares	(8,335)	(7,195)
Institutional Shares	(14,448)	(15,380)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(22,783)	(22,575)
Capital Share Transactions
ETF Shares	181,495	64,169
Institutional Shares	170,668	103,734
Net Increase (Decrease) from Capital Share Transactions	352,163	167,903
Total Increase (Decrease)	512,186	289,689
Net Assets
Beginning of Period	1,333,124	1,043,435
End of Period[1]	1,845,310	1,333,124

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,070,000 and $4,807,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$105.51	$95.87	$97.19	$79.72	$65.20
Investment Operations
Net Investment Income	1.510[1]	1.393	1.330	1.016	1.133[1]
Net Realized and Unrealized Gain (Loss)
on Investments	11.294	10.091	(1.425)	17.285	14.112
Total from Investment Operations	12.804	11.484	(.095)	18.301	15.245
Distributions
Dividends from Net Investment Income	(1.574)	(1.844)	(1.225)	(.831)	(.725)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.574)	(1.844)	(1.225)	(.831)	(.725)
Net Asset Value, End of Period	$116.74	$105.51	$95.87	$97.19	$79.72

Total Return	12.22%	12.19%	-0.12%	23.06%	23.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$727	$485	$379	$345	$191
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.34%	1.56%	1.45%	1.28%	1.50%
Portfolio Turnover Rate[2]	13%	11%	12%	14%	10%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$210.40	$191.51	$194.13	$159.20	$130.17
Investment Operations
Net Investment Income	3.176[1]	3.171	2.794	2.135	2.355[1]
Net Realized and Unrealized Gain (Loss)
on Investments	22.516	19.869	(2.844)	34.537	28.174
Total from Investment Operations	25.692	23.040	(.050)	36.672	30.529
Distributions
Dividends from Net Investment Income	(3.272)	(4.150)	(2.570)	(1.742)	(1.499)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.272)	(4.150)	(2.570)	(1.742)	(1.499)
Net Asset Value, End of Period	$232.82	$210.40	$191.51	$194.13	$159.20

Total Return	12.31%	12.26%	-0.04%	23.16%	23.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,119	$848	$665	$523	$216
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.41%	1.63%	1.52%	1.35%	1.57%
Portfolio Turnover Rate[2]	13%	11%	12%	14%	10%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

S&P Mid-Cap 400 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

S&P Mid-Cap 400 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $120,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,837,100	—	—
Temporary Cash Investments	20,887	500	—
Futures Contracts—Assets[1]	71	—	—
Total	1,858,058	500	—
1 Represents variation margin on the last day of the reporting period.

S&P Mid-Cap 400 Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $99,274,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $5,387,000 of ordinary income available for distribution. The fund had available capital losses totaling $25,181,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $1,718,662,000. Net unrealized appreciation of investment securities for tax purposes was $139,825,000, consisting of unrealized gains of $255,175,000 on securities that had risen in value since their purchase and $115,350,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $885,593,000 of investment securities and sold $537,751,000 of investment securities, other than temporary cash investments. Purchases and sales include $419,189,000 and $328,773,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2017, such purchases and sales were $85,969,000 and $59,321,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

S&P Mid-Cap 400 Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	530,214	4,625	427,039	4,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(348,719)	(3,000)	(362,870)	(3,650)
Net Increase (Decrease)—ETF Shares	181,495	1,625	64,169	650
Institutional Shares
Issued	301,445	1,345	306,256	1,555
Issued in Lieu of Cash Distributions	14,259	64	12,604	66
Redeemed	(145,036)	(634)	(215,126)	(1,063)
Net Increase (Decrease)—Institutional Shares	170,668	775	103,734	558

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

S&P Mid-Cap 400 Value Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOV	VMFVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.76%	1.87%

Portfolio Characteristics
			DJ
			U.S.
		S&P	Total
		MidCap	Market
		400 Value	FA
	Fund	Index	Index
Number of Stocks	286	286	3,769
Median Market Cap	$4.2B	$4.2B	$63.1B
Price/Earnings Ratio	19.8x	19.8x	21.6x
Price/Book Ratio	1.6x	1.6x	2.8x
Return on Equity	9.7%	9.7%	15.1%
Earnings Growth
Rate	6.9%	6.9%	9.4%
Dividend Yield	1.9%	1.9%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	39%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
		DJ
	S&P MidCap	U.S. Total
	400 Value	Market
	Index	FA Index
R-Squared	1.00	0.76
Beta	1.00	1.08
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Atmos Energy Corp.	Gas Utilities	1.2%
Alleghany Corp.	Reinsurance	1.1
Reinsurance Group of
America Inc.	Reinsurance	1.1
UGI Corp.	Gas Utilities	1.1
Leidos Holdings Inc.	IT Consulting &
	Other Services	1.1
American Financial
Group Inc.	Multi-line Insurance	1.0
ManpowerGroup Inc.	Human Resource &
	Employment
	Services	1.0
STERIS plc	Health Care
	Equipment	0.9
OGE Energy Corp.	Electric Utilities	0.9
Arrow Electronics Inc.	Technology
	Distributors	0.9
Top Ten		10.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

S&P Mid-Cap 400 Value Index Fund

Sector Diversification (% of equity exposure)

		S&P	DJ
		MidCap	U.S. Total
		400 Value	Market
	Fund	Index	FA Index
Consumer Discretionary 10.6%		10.6%	12.4%
Consumer Staples	4.9	4.9	7.6
Energy	5.1	5.1	5.3
Financials	19.7	19.7	14.7
Health Care	6.7	6.7	14.1
Industrials	12.5	12.5	10.7
Information Technology	12.8	12.8	22.6
Materials	8.8	8.8	3.3
Real Estate	9.3	9.3	4.1
Telecommunication
Services	0.5	0.5	1.9
Utilities	9.1	9.1	3.3

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

29

S&P Mid-Cap 400 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/7/2010)	Investment

	S&P Mid-Cap 400 Value Index
	Fund*ETF Shares Net Asset Value	11.91%	13.93%	13.75%	$24,587
	S&P Mid-Cap 400 Value Index
	Fund*ETF Shares Market Price	11.85	13.92	13.75	24,574

• • • • • • • •	S&P MidCap 400 Value Index	12.09	14.14	13.97	24,915

– – – –	Mid-Cap Value Funds Average	10.95	12.93	12.62	22,928
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	14.71	26,064

Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/2/2010)	Investment
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	12.05%	14.07%	12.65%	$11,276,665

S&P MidCap 400 Value Index	12.09	14.14	12.73	11,329,617
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.05	14.19	13.44	11,826,845

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

30

S&P Mid-Cap 400 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Mid-Cap 400 Value Index Fund ETF Shares
Market Price	11.85%	91.84%	145.74%
S&P Mid-Cap 400 Value Index Fund ETF Shares Net
Asset Value	11.91	91.96	145.87

S&P MidCap 400 Value Index	12.09	93.75	149.15

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		18.19%	14.75%	14.31%
Net Asset Value		18.26	14.77	14.31
Institutional Shares	11/2/2010	18.42	14.91	13.19

31

S&P Mid-Cap 400 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (10.6%)
	Toll Brothers Inc.	149,802	5,836
	Brunswick Corp.	90,414	4,745
	Bed Bath & Beyond Inc.	146,953	4,054
^	Williams-Sonoma Inc.	80,694	3,712
	Dana Inc.	146,351	3,523
*	AutoNation Inc.	66,636	3,023
^	Polaris Industries Inc.	30,841	2,875
	Aaron’s Inc.	63,667	2,819
	Graham Holdings Co.
	Class B	4,710	2,766
	TEGNA Inc.	217,379	2,743
	CalAtlantic Group Inc.	77,936	2,708
*	Live Nation
	Entertainment Inc.	64,908	2,594
	Service Corp.
	International	72,323	2,556
*	Helen of Troy Ltd.	27,390	2,473
	New York Times Co.
	Class A	123,677	2,307
*	Murphy USA Inc.	34,998	2,256
	Office Depot Inc.	523,050	2,244
^	Big Lots Inc.	45,342	2,158
*	TRI Pointe Group Inc.	161,031	2,052
	American Eagle
	Outfitters Inc.	168,422	2,013
*	Adtalem Global
	Education Inc.	57,698	1,973
	GameStop Corp.
	Class A	102,521	1,897
	Cooper Tire & Rubber
	Co.	53,591	1,801
^	KB Home	84,128	1,800
	Tupperware Brands Corp.	29,787	1,724
	Cinemark Holdings Inc.	46,122	1,535
^	Dillard’s Inc. Class A	21,924	1,333

			Market
			Value•
		Shares	($000)
	John Wiley & Sons Inc.
	Class A	24,032	1,296
*	Cabela’s Inc.	23,503	1,262
*	Tempur Sealy
	International Inc.	19,465	1,205
*	Michaels Cos. Inc.	53,548	1,202
	HSN Inc.	32,285	1,185
*	Sally Beauty Holdings Inc.	61,107	1,136
*	AMC Networks Inc.
	Class A	18,455	1,122
*	Deckers Outdoor Corp.	15,834	1,012
	Cracker Barrel Old Country
	Store Inc.	6,800	1,011
	International Speedway
	Corp. Class A	25,561	911
	Meredith Corp.	16,340	888
			83,750
Consumer Staples (4.8%)
	Ingredion Inc.	38,462	4,762
*	Edgewell Personal Care
	Co.	58,133	4,415
*	Hain Celestial Group Inc.	104,730	4,212
^	Casey’s General Stores
	Inc.	39,666	4,181
*	TreeHouse Foods Inc.	57,646	3,862
	Flowers Foods Inc.	186,406	3,238
	Snyder’s-Lance Inc.	87,070	3,093
	Lamb Weston Holdings
	Inc.	53,385	2,428
*	United Natural Foods Inc.	51,222	1,780
*	Sprouts Farmers Market
	Inc.	66,734	1,331
*	Avon Products Inc.	444,466	1,107
	Energizer Holdings Inc.	23,790	1,050
	Dean Foods Co.	92,014	1,012
	Nu Skin Enterprises Inc.
	Class A	15,590	948

32

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Boston Beer Co. Inc.
	Class A	4,306	642
^	Tootsie Roll Industries Inc.	5,903	220
			38,281
Energy (5.1%)
	HollyFrontier Corp.	179,551	5,622
^,*	Transocean Ltd.	395,892	3,231
*	Energen Corp.	56,996	2,923
^	PBF Energy Inc. Class A	111,049	2,630
*	CONSOL Energy Inc.	179,335	2,609
	World Fuel Services Corp.	69,919	2,415
	Oceaneering
	International Inc.	99,479	2,243
^	Core Laboratories NV	22,329	1,969
	Nabors Industries Ltd.	289,349	1,895
*	WPX Energy Inc.	189,193	1,890
	Patterson-UTI Energy Inc.	90,393	1,444
*	Dril-Quip Inc.	38,305	1,438
^	Ensco plc Class A	307,372	1,306
*	Rowan Cos. plc Class A	127,481	1,243
*	Southwestern Energy Co.	225,352	1,228
*	Matador Resources Co.	49,998	1,179
*	QEP Resources Inc.	150,968	1,140
*	Oil States International
	Inc.	52,283	1,137
*	Gulfport Energy Corp.	66,032	827
*	Superior Energy Services
	Inc.	91,041	750
^,*	Diamond Offshore Drilling
	Inc.	65,300	742
	SM Energy Co.	51,548	689
			40,550
Financials (19.7%)
*	Alleghany Corp.	15,631	8,797
	Reinsurance Group of
	America Inc. Class A	65,190	8,765
	American Financial
	Group Inc.	74,527	7,588
	WR Berkley Corp.	98,183	6,543
	Janus Henderson Group
	plc	182,607	6,311
	New York Community
	Bancorp Inc.	495,110	5,966
	PacWest Bancorp	121,355	5,479
	First American Financial
	Corp.	111,646	5,477
	Old Republic International
	Corp.	248,173	4,738
	Hanover Insurance Group
	Inc.	43,202	4,242
	Prosperity Bancshares Inc.	70,350	4,203
	FNB Corp.	327,103	4,151
	Wintrust Financial Corp.	56,349	4,103
	Umpqua Holdings Corp.	223,135	3,905

			Market
			Value•
		Shares	($000)
	CNO Financial Group Inc.	173,435	3,876
	Hancock Holding Co.	85,567	3,761
*	SVB Financial Group	20,727	3,510
	Associated Banc-Corp	154,208	3,377
	Stifel Financial Corp.	69,299	3,309
	Legg Mason Inc.	86,374	3,299
	RenaissanceRe Holdings
	Ltd.	22,208	3,090
	SEI Investments Co.	52,638	3,077
	Valley National Bancorp	267,110	2,989
	East West Bancorp Inc.	52,659	2,916
	Aspen Insurance Holdings
	Ltd.	60,732	2,745
	TCF Financial Corp.	173,355	2,692
	Cathay General Bancorp	75,975	2,680
	Synovus Financial Corp.	60,671	2,555
	BancorpSouth Inc.	84,153	2,445
	Cullen/Frost Bankers Inc.	28,235	2,377
	Kemper Corp.	49,333	2,363
*	Signature Bank	17,935	2,302
	Mercury General Corp.	36,958	2,124
	Eaton Vance Corp.	44,236	2,105
	United Bankshares Inc.	59,443	1,994
	FactSet Research
	Systems Inc.	11,186	1,758
*	Genworth Financial Inc.
	Class A	505,144	1,733
	Webster Financial Corp.	33,607	1,569
	Fulton Financial Corp.	88,494	1,544
	Federated Investors Inc.
	Class B	47,904	1,308
*	Texas Capital Bancshares
	Inc.	17,062	1,267
	MB Financial Inc.	30,963	1,231
	Chemical Financial Corp.	26,592	1,207
	Trustmark Corp.	37,030	1,097
	International Bancshares
	Corp.	29,426	1,058
	Bank of Hawaii Corp.	12,944	1,011
	UMB Financial Corp.	14,213	954
			155,591
Health Care (6.7%)
	STERIS plc	85,985	7,495
*	Mallinckrodt plc	100,578	4,132
	Teleflex Inc.	19,127	4,050
*	Catalent Inc.	73,376	3,030
*	Acadia Healthcare Co. Inc.	61,887	2,905
*	Molina Healthcare Inc.	43,284	2,770
*	LivaNova plc	43,898	2,747
*	Allscripts Healthcare
	Solutions Inc.	183,716	2,414
*	LifePoint Health Inc.	40,867	2,368
*	Bio-Rad Laboratories Inc.
	Class A	10,748	2,341

33

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
*	PAREXEL International
	Corp.	26,211	2,304
*	Halyard Health Inc.	47,250	2,140
*	Charles River Laboratories
	International Inc.	18,328	1,994
*	United Therapeutics Corp.	13,686	1,790
	Hill-Rom Holdings Inc.	23,025	1,772
*	Endo International plc	201,037	1,767
	Owens & Minor Inc.	61,962	1,731
*	MEDNAX Inc.	35,786	1,605
^,*	Tenet Healthcare Corp.	81,424	1,398
*	Globus Medical Inc.	38,745	1,171
*	Prestige Brands Holdings
	Inc.	23,011	1,167
			53,091
Industrials (12.4%)
	ManpowerGroup Inc.	67,910	7,573
*	JetBlue Airways Corp.	337,806	6,692
	Orbital ATK Inc.	58,428	6,519
*	AECOM	157,663	5,282
	AGCO Corp.	67,564	4,625
	Trinity Industries Inc.	154,059	4,443
	Ryder System Inc.	54,224	4,208
	ITT Inc.	89,763	3,623
	Terex Corp.	90,508	3,489
*	Kirby Corp.	54,676	3,423
	Regal Beloit Corp.	45,365	3,420
	Timken Co.	71,065	3,187
*	Clean Harbors Inc.	52,706	2,851
	Oshkosh Corp.	36,348	2,712
*	Esterline Technologies
	Corp.	30,144	2,574
*	KLX Inc.	52,365	2,510
	Pitney Bowes Inc.	188,815	2,426
	KBR Inc.	144,930	2,358
*	Genesee & Wyoming Inc.
	Class A	33,013	2,263
	Hubbell Inc. Class B	19,693	2,221
^	Wabtec Corp.	30,604	2,160
	EMCOR Group Inc.	31,184	2,059
	Herman Miller Inc.	60,527	2,037
	Donaldson Co. Inc.	40,123	1,896
	Watsco Inc.	12,310	1,814
*	Teledyne Technologies Inc.	11,433	1,716
	Valmont Industries Inc.	10,976	1,576
	Kennametal Inc.	44,040	1,541
	Werner Enterprises Inc.	45,333	1,500
	GATX Corp.	22,169	1,343
*	NOW Inc.	109,007	1,271
*	Dycom Industries Inc.	15,389	1,242
	Deluxe Corp.	16,696	1,158
	HNI Corp.	18,751	687
			98,399

			Market
			Value•
		Shares	($000)
Information Technology (12.8%)
	Leidos Holdings Inc.	145,259	8,471
*	Arrow Electronics Inc.	89,943	7,144
	Jabil Inc.	184,548	5,786
	Avnet Inc.	126,543	4,881
*	Teradata Corp.	132,510	4,230
*	Tech Data Corp.	35,123	3,874
*	First Solar Inc.	79,188	3,719
	SYNNEX Corp.	29,500	3,528
*	Trimble Inc.	89,611	3,466
*	Keysight Technologies Inc.	80,406	3,285
	DST Systems Inc.	62,530	3,210
*	ARRIS International plc	112,165	3,125
*	Cadence Design Systems
	Inc.	79,259	3,114
*	Ciena Corp.	143,525	3,102
	Teradyne Inc.	86,610	3,084
*	NetScout Systems Inc.	92,858	3,041
	Cypress Semiconductor
	Corp.	193,444	2,648
	Vishay Intertechnology
	Inc.	135,710	2,402
*	Cree Inc.	98,495	2,396
*	VeriFone Systems Inc.	113,000	2,234
	National Instruments
	Corp.	54,869	2,216
	Sabre Corp.	108,337	1,998
*	PTC Inc.	35,088	1,965
^,*	Cars.com Inc.	72,461	1,874
	Brocade Communications
	Systems Inc.	145,297	1,799
	Belden Inc.	21,399	1,649
^	Diebold Nixdorf Inc.	76,415	1,563
	Versum Materials Inc.	40,710	1,503
*	Synaptics Inc.	34,732	1,444
*	ACI Worldwide Inc.	63,340	1,442
*	Knowles Corp.	90,332	1,325
	Convergys Corp.	54,320	1,276
*	ViaSat Inc.	18,739	1,192
*	Acxiom Corp.	43,618	1,016
*	Manhattan Associates Inc.	23,203	976
	Plantronics Inc.	10,444	445
^,*	3D Systems Corp.	31,591	397
			100,820
Materials (8.7%)
	Olin Corp.	167,955	5,413
	Reliance Steel &
	Aluminum Co.	73,785	5,343
	Chemours Co.	85,905	4,215
*	Owens-Illinois Inc.	164,714	4,058
	Bemis Co. Inc.	93,091	3,967
	Ashland Global Holdings
	Inc.	63,002	3,909

34

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Louisiana-Pacific Corp.	146,541	3,734
	Cabot Corp.	63,250	3,332
	PolyOne Corp.	82,770	2,991
	AptarGroup Inc.	34,130	2,854
	Steel Dynamics Inc.	80,780	2,783
	Domtar Corp.	63,366	2,562
	RPM International Inc.	51,392	2,517
	United States Steel Corp.	88,414	2,353
	Sonoco Products Co.	48,296	2,331
*	Allegheny Technologies
	Inc.	110,172	2,295
	Silgan Holdings Inc.	75,924	2,285
	Commercial Metals Co.	117,216	2,214
	Valvoline Inc.	99,378	2,116
	Carpenter Technology
	Corp.	47,322	1,918
	NewMarket Corp.	4,212	1,763
	Greif Inc. Class A	26,137	1,580
	Compass Minerals
	International Inc.	18,799	1,256
	Sensient Technologies
	Corp.	16,995	1,226
			69,015
Real Estate (9.2%)
^	Omega Healthcare
	Investors Inc.	199,246	6,350
	Jones Lang LaSalle Inc.	45,848	5,589
	Medical Properties Trust
	Inc.	368,503	4,850
	Senior Housing Properties
	Trust	240,487	4,742
	Hospitality Properties
	Trust	166,303	4,550
	Cousins Properties Inc.	424,088	3,965
	Camden Property Trust	41,703	3,732
	Life Storage Inc.	47,073	3,464
	LaSalle Hotel Properties	114,623	3,253
	CoreCivic Inc.	119,615	3,206
	National Retail Properties
	Inc.	63,415	2,653
	American Campus
	Communities Inc.	55,652	2,648
	CyrusOne Inc.	37,942	2,392
	Highwoods Properties Inc.	43,380	2,266
	Rayonier Inc.	71,735	2,081
	EPR Properties	25,297	1,762
	Sabra Health Care REIT Inc.	79,213	1,731
	GEO Group Inc.	60,469	1,671
	Washington Prime Group
	Inc.	187,641	1,567
	Taubman Centers Inc.	27,652	1,445
*	JBG SMITH Properties	43,600	1,427

		Market
		Value•
	Shares	($000)
* Quality Care Properties Inc.	94,762	1,300
Healthcare Realty Trust Inc.	37,497	1,248
Corporate Office
Properties Trust	31,208	1,041
Urban Edge Properties	37,105	933
Alexander & Baldwin Inc.	21,009	912
Mack-Cali Realty Corp.	35,477	812
Tanger Factory Outlet
Centers Inc.	30,275	708
Potlatch Corp.	13,980	668
		72,966
Telecommunication Services (0.5%)
Telephone & Data
Systems Inc.	94,962	2,783
^,* Frontier Communications
Corp.	79,179	1,067
		3,850
Utilities (9.1%)
Atmos Energy Corp.	106,592	9,384
UGI Corp.	175,267	8,660
OGE Energy Corp.	202,177	7,222
Great Plains Energy Inc.	218,275	6,699
Vectren Corp.	83,982	5,510
IDACORP Inc.	51,016	4,539
ONE Gas Inc.	53,097	3,995
New Jersey Resources
Corp.	87,511	3,820
Hawaiian Electric
Industries Inc.	110,098	3,679
PNM Resources Inc.	80,642	3,419
NorthWestern Corp.	49,046	2,958
Westar Energy Inc.
Class A	57,523	2,952
Aqua America Inc.	86,306	2,883
National Fuel Gas Co.	39,221	2,274
WGL Holdings Inc.	26,965	2,272
Black Hills Corp.	21,651	1,524
		71,790
Total Common Stocks
(Cost $751,523)		788,103

35

S&P Mid-Cap 400 Value Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (1.3%)[1]
Money Market Fund (1.3%)
[2,3] Vanguard Market
Liquidity Fund, 1.224%	100	10,012

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.0%)
4 United States
Treasury Bill,
0.990%, 9/21/17	200	200
Total Temporary Cash Investments
(Cost $10,212)		10,212
Total Investments (100.9%)
(Cost $761,735)		798,315

		Amount
		($000)
Other Assets and Liabilities (-0.9%)
Other Assets
Investment in Vanguard		52
Receivables for Accrued Income		1,195
Receivables for Capital Shares Issued		1,421
Variation Margin Receivable—
Futures Contracts		27
Total Other Assets		2,695
Liabilities
Payables for Investment Securities
Purchased		(1,511)
Collateral for Securities on Loan		(8,067)
Payables for Capital Shares Redeemed		(56)
Payables to Vanguard		(181)
Other Liabilities		(7)
Total Liabilities		(9,822)
Net Assets (100%)		791,188

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	776,314
Undistributed Net Investment Income	7,329
Accumulated Net Realized Losses	(29,059)
Unrealized Appreciation (Depreciation)
Investment Securities	36,580
Futures Contracts	24
Net Assets	791,188

ETF Shares—Net Assets
Applicable to 5,625,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	631,753
Net Asset Value Per Share—
ETF Shares	$112.31

Institutional Shares—Net Assets
Applicable to 708,448 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	159,435
Net Asset Value Per Share—
Institutional Shares	$225.05

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $7,758,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and
temporary cash investment positions represent 100.0% and
0.9%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $8,067,000 of collateral received for securities on loan.
4 Securities with a value of $150,000 have been segregated as initial margin for open futures contracts.

36

S&P Mid-Cap 400 Value Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P Mid-Cap 400 Index	September 2017	18	3,115	24

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

37

S&P Mid-Cap 400 Value Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	13,475
Interest[1]	15
Securities Lending—Net	65
Total Income	13,555
Expenses
The Vanguard Group—Note B
Investment Advisory Services	155
Management and Administrative—ETF Shares	948
Management and Administrative—Institutional Shares	68
Marketing and Distribution—ETF Shares	38
Marketing and Distribution—Institutional Shares	5
Custodian Fees	49
Auditing Fees	32
Shareholders’ Reports and Proxy—ETF Shares	32
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,328
Net Investment Income	12,227
Realized Net Gain (Loss)
Investment Securities Sold[1]	56,515
Futures Contracts	114
Realized Net Gain (Loss)	56,629
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,633
Futures Contracts	24
Change in Unrealized Appreciation (Depreciation)	3,657
Net Increase (Decrease) in Net Assets Resulting from Operations	72,513

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $12,000 and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

38

S&P Mid-Cap 400 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,227	6,855
Realized Net Gain (Loss)	56,629	1,128
Change in Unrealized Appreciation (Depreciation)	3,657	43,116
Net Increase (Decrease) in Net Assets Resulting from Operations	72,513	51,099
Distributions
Net Investment Income
ETF Shares	(7,918)	(2,390)
Institutional Shares	(2,032)	(2,275)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(9,950)	(4,665)
Capital Share Transactions
ETF Shares	122,285	325,114
Institutional Shares	(775)	(10,617)
Net Increase (Decrease) from Capital Share Transactions	121,510	314,497
Total Increase (Decrease)	184,073	360,931
Net Assets
Beginning of Period	607,115	246,184
End of Period[1]	791,188	607,115

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,329,000 and $5,052,000.

See accompanying Notes, which are an integral part of the Financial Statements.

39

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$101.70	$91.40	$96.78	$77.93	$62.71
Investment Operations
Net Investment Income	1.767[1]	1.891[1]	1.600	1.500[1]	1.153
Net Realized and Unrealized Gain
(Loss) on Investments	10.344	9.880	(5.563)	18.094	15.146
Total from Investment Operations	12.111	11.771	(3.963)	19.594	16.299
Distributions
Dividends from Net Investment Income	(1.501)	(1.471)	(1.417)	(.744)	(1.079)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.501)	(1.471)	(1.417)	(.744)	(1.079)
Net Asset Value, End of Period	$112.31	$101.70	$91.40	$96.78	$77.93

Total Return	11.91%	13.13%	-4.17%	25.26%	26.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$632	$460	$103	$87	$27
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.97%	1.75%	1.66%	1.87%
Portfolio Turnover Rate[2]	39%	26%	47%	35%	74%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

40

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$203.65	$182.92	$193.66	$155.83	$125.30
Investment Operations
Net Investment Income	3.866[1]	3.774[1]	3.420	3.191[1]	2.392
Net Realized and Unrealized Gain (Loss)
on Investments	20.656	20.020	(11.127)	36.207	30.364
Total from Investment Operations	24.522	23.794	(7.707)	39.398	32.756
Distributions
Dividends from Net Investment Income	(3.122)	(3.064)	(3.033)	(1.568)	(2.226)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.122)	(3.064)	(3.033)	(1.568)	(2.226)
Net Asset Value, End of Period	$225.05	$203.65	$182.92	$193.66	$155.83

Total Return	12.05%	13.25%	-4.05%	25.42%	26.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$159	$147	$143	$137	$49
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.73%	2.09%	1.87%	1.78%	1.99%
Portfolio Turnover Rate[2]	39%	26%	47%	35%	74%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

41

S&P Mid-Cap 400 Value Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

42

S&P Mid-Cap 400 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31,2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

43

S&P Mid-Cap 400 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $52,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets. Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	788,103	—	—
Temporary Cash Investments	10,012	200	—
Futures Contracts—Assets[1]	27	—	—
Total	798,142	200	—
1 Represents variation margin on the last day of the reporting period.

S&P Mid-Cap 400 Value Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $64,703,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $7,446,000 of ordinary income available for distribution. The fund had available capital losses totaling $29,036,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $761,735,000. Net unrealized appreciation of investment securities for tax purposes was $36,580,000, consisting of unrealized gains of $82,664,000 on securities that had risen in value since their purchase and $46,084,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $676,721,000 of investment securities and sold $554,434,000 of investment securities, other than temporary cash investments. Purchases and sales include $346,297,000 and $267,712,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2017, such purchases and sales were $79,960,000 and $65,738,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

45

S&P Mid-Cap 400 Value Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	397,751	3,550	416,496	4,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(275,466)	(2,450)	(91,382)	(1,000)
Net Increase (Decrease)—ETF Shares	122,285	1,100	325,114	3,400
Institutional Shares
Issued	45,048	200	12,200	69
Issued in Lieu of Cash Distributions	1,071	5	1,307	7
Redeemed	(46,894)	(218)	(24,124)	(138)
Net Increase (Decrease) —Institutional Shares	(775)	(13)	(10,617)	(62)

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

46

S&P Mid-Cap 400 Growth Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOG	VMFGX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.11%	1.22%

Portfolio Characteristics
			DJ
		S&P	U.S.
		MidCap	Total
		400	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	247	242	3,769
Median Market Cap	$5.6B	$5.6B	$63.1B
Price/Earnings Ratio	26.3x	26.3x	21.6x
Price/Book Ratio	3.4x	3.4x	2.8x
Return on Equity	14.3%	14.3%	15.1%
Earnings Growth
Rate	10.8%	10.7%	9.4%
Dividend Yield	1.3%	1.3%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	40%	—	—
Short-Term Reserves	-0.2%	—	—

Volatility Measures
	S&P	DJ
	MidCap	U.S. Total
	400 Growth	Market
	Index	FA Index
R-Squared	1.00	0.82
Beta	1.00	0.93
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
MSCI Inc.	Financial Exchanges
	& Data	1.2%
Take-Two Interactive	Home Entertainment
Software Inc.	Software	1.2
Huntington Ingalls	Aerospace &
Industries Inc.	Defense	1.2
NVR Inc.	Homebuilding	1.1
Cognex Corp.	Electronic Equipment
	& Instruments	1.1
CDK Global Inc.	Application Software	1.1
Broadridge Financial	Data Processing &
Solutions Inc.	Outsourced Services	1.1
IDEX Corp.	Industrial Machinery	1.1
Domino's Pizza Inc.	Restaurants	1.0
Jack Henry & Associates Data Processing &
Inc.	Outsourced Services	0.9
Top Ten		11.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

47

Sector Diversification (% of equity exposure)

		S&P
		MidCap	DJ
		400	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	11.9%	11.8%	12.4%
Consumer Staples	2.6	2.6	7.6
Energy	2.0	2.0	5.3
Financials	12.9	13.0	14.7
Health Care	10.5	10.5	14.1
Industrials	17.0	17.0	10.7
Information Technology	24.1	24.1	22.6
Materials	5.8	5.8	3.3
Real Estate	10.4	10.4	4.1
Telecommunication
Services	0.0	0.0	1.9
Utilities	2.8	2.8	3.3

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

48

S&P Mid-Cap 400 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/7/2010)	Investment

	S&P Mid-Cap 400 Growth Index
	Fund*ETF Shares Net Asset Value	11.67%	13.41%	14.33%	$25,472
	S&P Mid-Cap 400 Growth Index
	Fund*ETF Shares Market Price	11.59	13.39	14.33	25,466

• • • • • • • •	S&P MidCap 400 Growth Index	11.86	13.61	14.53	25,785

– – – –	Mid-Cap Growth Funds Average	15.51	12.14	12.61	22,916
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	14.71	26,064

Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(3/28/2011)	Investment
S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	11.80%	13.54%	11.03%	$9,795,946

S&P MidCap 400 Growth Index	11.86	13.61	11.09	9,830,756
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.05	14.19	12.40	10,597,716

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

49

S&P Mid-Cap 400 Growth Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Market Price	11.59%	87.47%	154.66%
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Net Asset Value	11.67	87.58	154.72

S&P MidCap 400 Growth Index	11.86	89.25	157.85

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		17.63%	14.40%	14.76%
Net Asset Value		17.68	14.41	14.76
Institutional Shares	3/28/2011[1]	17.83	14.55	11.39
1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

50

S&P Mid-Cap 400 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (11.8%)
*	NVR Inc.	4,136	11,253
	Domino’s Pizza Inc.	57,205	10,426
	Gentex Corp.	342,322	6,254
	Thor Industries Inc.	57,026	6,195
	Dunkin’ Brands Group Inc.	109,817	5,662
	Carter’s Inc.	57,665	5,000
	Pool Corp.	49,280	4,913
	Service Corp. International	138,880	4,908
	Cable One Inc.	5,596	4,246
*	Skechers U. S. A. Inc.
	Class A	159,420	4,214
	Texas Roadhouse Inc.
	Class A	76,907	3,649
	Wendy’s Co.	227,872	3,400
*	Live Nation Entertainment
	Inc.	82,746	3,307
	Jack in the Box Inc.	35,046	3,281
^	Polaris Industries Inc.	33,498	3,123
	Cracker Barrel Old Country
	Store Inc.	20,629	3,067
	Churchill Downs Inc.	15,411	3,011
	Dick’s Sporting Goods Inc.	104,584	2,757
*	AMC Networks Inc.
	Class A	40,272	2,448
*	Sotheby’s	54,542	2,447
	Cinemark Holdings Inc.	71,864	2,392
	Papa John’s International
	Inc.	31,494	2,356
^	Cheesecake Factory Inc.	53,038	2,197
*	Urban Outfitters Inc.	105,083	2,148
*	Tempur Sealy International
	Inc.	32,898	2,036
*	Buffalo Wild Wings Inc.	19,230	1,976
*	Cabela’s Inc.	33,965	1,824
	Brinker International Inc.	58,233	1,818
*	Sally Beauty Holdings Inc.	92,147	1,713

			Market
			Value•
		Shares	($000)
	Tupperware Brands Corp.	25,347	1,467
*	Michaels Cos. Inc.	63,598	1,428
	John Wiley & Sons Inc.
	Class A	25,198	1,359
	Meredith Corp.	24,585	1,336
*	Deckers Outdoor Corp.	19,586	1,252
			118,863
Consumer Staples (2.6%)
*	Post Holdings Inc.	78,975	6,723
	Ingredion Inc.	40,147	4,971
	Lamb Weston Holdings
	Inc.	102,516	4,663
	Lancaster Colony Corp.	23,220	2,705
	Nu Skin Enterprises Inc.
	Class A	40,757	2,479
	Energizer Holdings Inc.	45,669	2,016
*	Sprouts Farmers Market
	Inc.	75,545	1,506
*	Boston Beer Co. Inc.
	Class A	5,941	885
^	Tootsie Roll Industries Inc.	14,450	540
			26,488
Energy (2.0%)
	Murphy Oil Corp.	191,364	4,336
*	WPX Energy Inc.	250,785	2,505
*	Energen Corp.	48,571	2,491
^	Core Laboratories NV	26,246	2,314
*	Southwestern Energy Co.	336,813	1,836
	Patterson-UTI Energy Inc.	91,058	1,454
*	Gulfport Energy Corp.	111,786	1,401
*	Matador Resources Co.	52,147	1,230
*	QEP Resources Inc.	109,459	826
	SM Energy Co.	56,501	755
*	Superior Energy Services
	Inc.	75,366	621
			19,769

51

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
Financials (12.9%)
	MSCI Inc. Class A	107,694	12,343
	MarketAxess Holdings
	Inc.	44,718	8,628
*	SVB Financial Group	38,160	6,462
	Bank of the Ozarks	144,700	6,216
	Brown & Brown Inc.	137,075	6,163
	East West Bancorp Inc.	110,191	6,101
	Commerce Bancshares
	Inc.	104,141	5,727
	SEI Investments Co.	96,912	5,665
*	Signature Bank	42,868	5,502
	Pinnacle Financial
	Partners Inc.	86,306	5,368
	FactSet Research
	Systems Inc.	33,849	5,320
	First Horizon National
	Corp.	278,562	4,794
*	SLM Corp.	421,036	4,282
	Primerica Inc.	54,156	4,146
	Eaton Vance Corp.	84,841	4,037
	Home BancShares Inc.	150,231	3,502
	Washington Federal Inc.	106,445	3,326
	Webster Financial Corp.	70,230	3,278
	Synovus Financial Corp.	74,235	3,127
	RenaissanceRe Holdings
	Ltd.	22,246	3,096
	Cullen/Frost Bankers Inc.	34,542	2,908
*	Texas Capital Bancshares
	Inc.	38,921	2,890
	Bank of Hawaii Corp.	35,618	2,783
	Chemical Financial Corp.	53,375	2,424
	UMB Financial Corp.	35,498	2,383
	MB Financial Inc.	48,294	1,921
	United Bankshares Inc.	54,849	1,840
	Fulton Financial Corp.	103,915	1,813
	Federated Investors Inc.
	Class B	54,429	1,486
	International Bancshares
	Corp.	34,793	1,251
	Trustmark Corp.	37,301	1,105
			129,887
Health Care (10.5%)
*	WellCare Health Plans Inc.	52,917	9,244
*	VCA Inc.	96,668	8,986
	West Pharmaceutical
	Services Inc.	87,476	7,614
*	ABIOMED Inc.	48,566	7,324
*	Bioverativ Inc.	128,644	7,293
	Teleflex Inc.	31,095	6,584
	Bio-Techne Corp.	44,498	5,508
	HealthSouth Corp.	117,386	5,370
*	Medidata Solutions Inc.	66,025	4,949
*	United Therapeutics Corp.	37,586	4,916

			Market
			Value•
		Shares	($000)
*	Masimo Corp.	54,250	4,578
*	Charles River Laboratories
	International Inc.	35,152	3,824
*	INC Research Holdings
	Inc. Class A	64,396	3,780
*	NuVasive Inc.	60,377	3,772
*	Akorn Inc.	103,871	3,417
	Hill-Rom Holdings Inc.	44,124	3,396
*	MEDNAX Inc.	68,708	3,082
*	Bio-Rad Laboratories Inc.
	Class A	12,144	2,645
*	PAREXEL International
	Corp.	29,636	2,605
*	Catalent Inc.	62,398	2,576
*	Prestige Brands Holdings
	Inc.	35,913	1,821
*	Globus Medical Inc.	40,642	1,229
*	Acadia Healthcare Co. Inc.	18,313	860
	ResMed Inc.	330	26
*	Community Health
	Systems Inc. Rights
	Exp. 12/31/2099	29,782	—
			105,399
Industrials (16.9%)
	Huntington Ingalls
	Industries Inc.	54,737	11,712
	IDEX Corp.	90,760	10,672
	Old Dominion Freight
	Line Inc.	82,365	8,228
*	Copart Inc.	243,825	7,971
	Toro Co.	127,958	7,892
	Graco Inc.	66,201	7,647
	Lennox International Inc.	45,679	7,570
	Carlisle Cos. Inc.	76,838	7,276
	Nordson Corp.	63,751	6,968
	Lincoln Electric Holdings
	Inc.	73,699	6,400
	Donaldson Co. Inc.	110,190	5,206
	Curtiss-Wright Corp.	52,715	5,104
	Rollins Inc.	114,290	5,076
	Dun & Bradstreet Corp.	43,963	4,899
	Wabtec Corp.	66,897	4,721
	Landstar System Inc.	49,959	4,664
	Woodward Inc.	65,696	4,613
	Crane Co.	60,200	4,469
*	Teledyne Technologies
	Inc.	28,562	4,286
	Hubbell Inc. Class B	37,816	4,265
	MSC Industrial Direct Co.
	Inc. Class A	53,662	3,696
*	Avis Budget Group Inc.	100,253	3,632
	Oshkosh Corp.	46,290	3,453
	EnerSys	51,790	3,320
	Watsco Inc.	21,719	3,200

52

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Knight Transportation Inc.	79,433	3,102
	MSA Safety Inc.	37,445	2,728
	Deluxe Corp.	38,137	2,645
	Granite Construction Inc.	47,330	2,614
*	Genesee & Wyoming Inc.
	Class A	34,378	2,357
	EMCOR Group Inc.	33,800	2,232
	Valmont Industries Inc.	13,966	2,005
	Kennametal Inc.	44,377	1,553
*	Dycom Industries Inc.	18,978	1,531
	GATX Corp.	20,598	1,248
	HNI Corp.	30,675	1,124
	AO Smith Corp.	519	29
			170,108
Information Technology (24.0%)
*	Take-Two Interactive
	Software Inc.	123,498	12,077
	Cognex Corp.	103,060	11,230
	CDK Global Inc.	172,696	11,139
	Broadridge Financial
	Solutions Inc.	139,854	10,927
	Jack Henry & Associates
	Inc.	92,363	9,520
*	Cadence Design Systems
	Inc.	239,443	9,408
*	IPG Photonics Corp.	44,789	7,873
*	Trimble Inc.	195,518	7,563
	LogMeIn Inc.	62,774	7,181
*	Ultimate Software Group
	Inc.	35,342	7,100
*	Tyler Technologies Inc.	40,141	6,936
*	Microsemi Corp.	137,606	6,933
*	Coherent Inc.	29,291	6,834
*	Fortinet Inc.	177,957	6,798
*	Zebra Technologies Corp.	62,870	6,481
*	PTC Inc.	96,351	5,396
*	NCR Corp.	144,418	5,276
	Fair Isaac Corp.	36,897	5,194
*	Keysight Technologies Inc.	125,310	5,120
	Littelfuse Inc.	27,038	5,033
*	WEX Inc.	45,998	5,020
	Blackbaud Inc.	57,202	4,828
	Teradyne Inc.	135,121	4,812
*	CoreLogic Inc.	100,851	4,737
	MAXIMUS Inc.	77,247	4,695
	Monolithic Power Systems
	Inc.	45,233	4,583
*	Cirrus Logic Inc.	76,756	4,450
	j2 Global Inc.	57,428	4,323
	Brocade Communications
	Systems Inc.	316,973	3,924
*	Integrated Device
	Technology Inc.	158,298	3,912

			Market
			Value•
		Shares	($000)
	Science Applications
	International Corp.	52,014	3,843
*	Silicon Laboratories Inc.	50,394	3,825
*	CommVault Systems Inc.	49,793	3,040
	Versum Materials Inc.	81,562	3,012
*	WebMD Health Corp.	44,953	2,987
	InterDigital Inc.	41,269	2,945
*	ViaSat Inc.	41,020	2,609
*	ARRIS International plc	91,638	2,553
	National Instruments Corp.	62,047	2,506
*	Manhattan Associates Inc.	55,372	2,328
	Cypress Semiconductor
	Corp.	164,516	2,252
	Sabre Corp.	117,551	2,168
	Belden Inc.	25,315	1,951
*	ACI Worldwide Inc.	66,258	1,508
	Plantronics Inc.	27,624	1,178
^,*	3D Systems Corp.	91,727	1,152
	Convergys Corp.	48,148	1,132
*	Acxiom Corp.	42,306	985
			241,277
Materials (5.8%)
	Royal Gold Inc.	77,849	7,262
	Steel Dynamics Inc.	193,040	6,650
	Chemours Co.	118,467	5,813
	Eagle Materials Inc.	57,838	5,625
	Scotts Miracle-Gro Co.	52,524	5,021
	RPM International Inc.	98,685	4,833
	Sonoco Products Co.	61,569	2,971
	AptarGroup Inc.	34,210	2,860
	United States Steel Corp.	103,931	2,766
	Valvoline Inc.	126,693	2,697
	Minerals Technologies Inc.	41,766	2,673
	Worthington Industries Inc.	52,288	2,612
	NewMarket Corp.	6,054	2,534
	Sensient Technologies
	Corp.	32,699	2,359
	Compass Minerals
	International Inc.	18,283	1,221
	Packaging Corp. of
	America	332	38
			57,935
Real Estate (10.4%)
	Kilroy Realty Corp.	116,908	8,094
	Liberty Property Trust	175,092	7,459
	Douglas Emmett Inc.	183,996	7,168
	Lamar Advertising Co.
	Class A	99,487	6,622
	DCT Industrial Trust Inc.	109,538	6,392
	Camden Property Trust	55,348	4,953
	CoreSite Realty Corp.	40,494	4,809
	Weingarten Realty
	Investors	140,745	4,509

53

S&P Mid-Cap 400 Growth Index Fund

		Market
		Value•
	Shares	($000)
American Campus
Communities Inc.	94,160	4,481
First Industrial Realty
Trust Inc.	139,734	4,329
National Retail
Properties Inc.	102,961	4,307
Highwoods Properties
Inc.	70,438	3,679
Uniti Group Inc.	188,162	3,624
Healthcare Realty Trust
Inc.	102,968	3,427
Education Realty Trust
Inc.	87,192	3,369
EPR Properties	46,514	3,240
CyrusOne Inc.	48,374	3,049
Corporate Office
Properties Trust	81,803	2,729
GEO Group Inc.	76,932	2,126
Sabra Health Care
REIT Inc.	96,670	2,112
Taubman Centers Inc.	39,697	2,074
Urban Edge Properties	80,953	2,036
Rayonier Inc.	68,916	1,999
Tanger Factory Outlet
Centers Inc.	79,208	1,853
* JBG SMITH Properties	51,235	1,677
Potlatch Corp.	32,095	1,534
Mack-Cali Realty Corp.	65,211	1,493
Alexander & Baldwin Inc.	30,508	1,324
Duke Realty Corp.	1,254	37
		104,505
Utilities (2.8%)
MDU Resources Group
Inc.	232,735	6,293
Westar Energy Inc.
Class A	101,556	5,211
Southwest Gas
Holdings Inc.	56,670	4,507
Aqua America Inc.	110,036	3,675
National Fuel Gas Co.	55,248	3,203
Black Hills Corp.	38,175	2,687
WGL Holdings Inc.	29,291	2,468
		28,044
Total Common Stocks
(Cost $908,211)		1,002,275

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[2,3] Vanguard Market
Liquidity Fund, 1.224%	41	4,074

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.0%)
4 United States
Treasury Bill,
0.982%, 9/14/17	300	300
Total Temporary Cash Investments
(Cost $4,373)		4,374
Total Investments (100.1%)
(Cost $912,584)		1,006,649

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard		67
Receivables for Accrued Income		878
Receivables for Capital Shares Issued		1,498
Variation Margin Receivable—
Futures Contracts		12
Other Assets		37
Total Other Assets		2,492
Liabilities
Payables for Investment Securities
Purchased		(2)
Collateral for Securities on Loan		(3,496)
Payables for Capital Shares Redeemed		(59)
Payables to Vanguard		(259)
Total Liabilities		(3,816)
Net Assets (100%)		1,005,325

54

S&P Mid-Cap 400 Growth Index Fund

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	946,376
Undistributed Net Investment Income	4,944
Accumulated Net Realized Losses	(40,064)
Unrealized Appreciation (Depreciation)
Investment Securities	94,065
Futures Contracts	4
Net Assets	1,005,325

ETF Shares—Net Assets
Applicable to 5,650,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	685,504
Net Asset Value Per Share—
ETF Shares	$121.33

Amount
($000)
Institutional Shares—Net Assets
Applicable to 1,323,342 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	319,821
Net Asset Value Per Share—
Institutional Shares	$241.68

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $3,423,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and
temporary cash investment positions represent 99.9% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $3,496,000 of collateral received for securities on loan.
4 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P Mid-Cap 400 Index	September 2017	17	2,942	4

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

55

S&P Mid-Cap 400 Growth Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	10,159
Interest[1]	31
Securities Lending—Net	53
Total Income	10,243
Expenses
The Vanguard Group—Note B
Investment Advisory Services	183
Management and Administrative—ETF Shares	981
Management and Administrative—Institutional Shares	105
Marketing and Distribution—ETF Shares	36
Marketing and Distribution—Institutional Shares	13
Custodian Fees	39
Auditing Fees	32
Shareholders’ Reports and Proxy—ETF Shares	43
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,433
Net Investment Income	8,810
Realized Net Gain (Loss)
Investment Securities Sold[1]	71,260
Futures Contracts	110
Realized Net Gain (Loss)	71,370
Change in Unrealized Appreciation (Depreciation)
Investment Securities	11,963
Futures Contracts	4
Change in Unrealized Appreciation (Depreciation)	11,967
Net Increase (Decrease) in Net Assets Resulting from Operations	92,147

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $28,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

56

S&P Mid-Cap 400 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,810	6,123
Realized Net Gain (Loss)	71,370	5,353
Change in Unrealized Appreciation (Depreciation)	11,967	51,455
Net Increase (Decrease) in Net Assets Resulting from Operations	92,147	62,931
Distributions
Net Investment Income
ETF Shares	(5,674)	(4,524)
Institutional Shares	(2,068)	(1,029)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(7,742)	(5,553)
Capital Share Transactions
ETF Shares	109,562	93,098
Institutional Shares	128,195	59,674
Net Increase (Decrease) from Capital Share Transactions	237,757	152,772
Total Increase (Decrease)	322,162	210,150
Net Assets
Beginning of Period	683,163	473,013
End of Period[1]	1,005,325	683,163

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,944,000 and $3,875,000.

See accompanying Notes, which are an integral part of the Financial Statements.

57

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$109.76	$99.88	$97.18	$80.96	$67.47
Investment Operations
Net Investment Income	1.152[1]	.954	1.036	.571	.721
Net Realized and Unrealized Gain (Loss)
on Investments	11.576	9.960	2.456	16.256	13.257
Total from Investment Operations	12.728	10.914	3.492	16.827	13.978
Distributions
Dividends from Net Investment Income	(1.158)	(1.034)	(.792)	(.607)	(.488)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.158)	(1.034)	(.792)	(.607)	(.488)
Net Asset Value, End of Period	$121.33	$109.76	$99.88	$97.18	$80.96

Total Return	11.67%	11.04%	3.60%	20.84%	20.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$686	$513	$377	$292	$182
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.99%	1.08%	1.08%	0.81%	1.08%
Portfolio Turnover Rate[2]	40%	38%	47%	38%	35%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

58

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$218.61	$198.85	$193.45	$161.12	$134.20
Investment Operations
Net Investment Income	2.604[1]	2.094	2.271	1.316	1.584
Net Realized and Unrealized Gain (Loss)
on Investments	23.011	19.906	4.900	32.386	26.392
Total from Investment Operations	25.615	22.000	7.171	33.702	27.976
Distributions
Dividends from Net Investment Income	(2.545)	(2.240)	(1.771)	(1.372)	(1.056)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.545)	(2.240)	(1.771)	(1.372)	(1.056)
Net Asset Value, End of Period	$241.68	$218.61	$198.85	$193.45	$161.12

Total Return	11.80%	11.18%	3.72%	20.99%	20.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$320	$170	$96	$90	$42
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.11%	1.20%	1.20%	0.93%	1.20%
Portfolio Turnover Rate[2]	40%	38%	47%	38%	35%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

59

S&P Mid-Cap 400 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

60

S&P Mid-Cap 400 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

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S&P Mid-Cap 400 Growth Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $67,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,002,275	—	—
Temporary Cash Investments	4,074	300	—
Futures Contracts—Assets[1]	12	—	—
Total	1,006,361	300	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or

62

S&P Mid-Cap 400 Growth Index Fund

loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $69,762,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $5,126,000 of ordinary income available for distribution. The fund used capital losses of $1,612,000 to offset taxable capital gains realized during the year ended August 31, 2017. At August 31, 2017, the fund had available capital losses totaling $40,060,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $912,584,000. Net unrealized appreciation of investment securities for tax purposes was $94,065,000, consisting of unrealized gains of $133,626,000 on securities that had risen in value since their purchase and $39,561,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $814,258,000 of investment securities and sold $576,580,000 of investment securities, other than temporary cash investments. Purchases and sales include $298,942,000 and $237,026,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2017, such purchases and sales were $121,492,000 and $68,005,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

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S&P Mid-Cap 400 Growth Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	361,088	3,075	198,705	1,950
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(251,526)	(2,100)	(105,607)	(1,050)
Net Increase (Decrease)—ETF Shares	109,562	975	93,098	900
Institutional Shares
Issued	162,354	692	87,252	431
Issued in Lieu of Cash Distributions	430	2	407	2
Redeemed	(34,589)	(148)	(27,985)	(138)
Net Increase (Decrease)—Institutional Shares	128,195	546	59,674	295

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management.

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 17, 2017

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Special 2017 tax information (unaudited) for Vanguard S&P Mid-Cap 400 Index Funds

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
S&P Mid-Cap 400 Index Fund	18,563
S&P Mid-Cap 400 Value Index Fund	8,304
S&P Mid-Cap 400 Growth Index Fund	5,285

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P Mid-Cap 400 Index Fund	79.9%
S&P Mid-Cap 400 Value Index Fund	81.4
S&P Mid-Cap 400 Growth Index Fund	84.3

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P Mid-Cap 400 Index Funds

Periods Ended August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Mid-Cap 400 Index Fund ETF Shares
Returns Before Taxes	12.22%	13.84%	14.18%
Returns After Taxes on Distributions	11.78	13.46	13.87
Returns After Taxes on Distributions and Sale of
Fund Shares	7.14	11.03	11.59
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Mid-Cap 400 Value Index Fund ETF Shares
Returns Before Taxes	11.91%	13.93%	13.75%
Returns After Taxes on Distributions	11.51	13.55	13.42
Returns After Taxes on Distributions and Sale of
Fund Shares	6.98	11.12	11.22
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Returns Before Taxes	11.67%	13.41%	14.33%
Returns After Taxes on Distributions	11.33	13.15	14.12
Returns After Taxes on Distributions and Sale of
Fund Shares	6.73	10.69	11.74

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2017	8/31/2017	Period
Based on Actual Fund Return
S&P Mid-Cap 400 Index Fund
ETF Shares	$1,000.00	$1,008.40	$0.76
Institutional Shares	1,000.00	1,008.73	0.41
S&P Mid-Cap 400 Value Index Fund
ETF Shares	$1,000.00	$986.39	$1.00
Institutional Shares	1,000.00	986.97	0.40
S&P Mid-Cap 400 Growth Index Fund
ETF Shares	$1,000.00	$1,028.48	$1.02
Institutional Shares	1,000.00	1,029.13	0.41
Based on Hypothetical 5% Yearly Return
S&P Mid-Cap 400 Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.80	0.41
S&P Mid-Cap 400 Value Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
Institutional Shares	1,000.00	1,024.80	0.41
S&P Mid-Cap 400 Growth Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
Institutional Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Mid-Cap 400 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund, and Vanguard S&P Mid-Cap 400 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inception in 2010 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

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Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

74

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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otherwise noted.	errors, omissions, or interruptions of the index.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18420 102017

Annual Report | August 31, 2017

Vanguard S&P 500 Value and Growth

Index Funds

Vanguard S&P 500 Value Index Fund

Vanguard S&P 500 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
S&P 500 Value Index Fund.	8
S&P 500 Growth Index Fund.	26
Your Fund’s After-Tax Returns.	44
About Your Fund’s Expenses.	45
Trustees Approve Advisory Arrangements.	47
Glossary.	49

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Large-capitalization growth stocks outperformed their value counterparts for the 12 months ended August 31, 2017. Vanguard S&P 500 Growth Index Fund returned about 19% and Vanguard S&P 500 Value Index Fund returned about 12%.

• Both funds closely tracked their target indexes and trailed the average returns of their large-cap fund peers.

• Information technology stocks, which make up about one-third of the Growth Index Fund, accounted for more than half of that fund’s return. Consumer discretionary, health care, financials, and industrials also boosted performance. Energy and telecommunication services produced negative returns.

• For the Value Index Fund, financials contributed the most to returns. Industrials, health care, information technology, and utilities stocks also performed strongly. Telecommunication services, energy, and real estate were the only sectors to produce negative returns.

Total Returns: Fiscal Year Ended August 31, 2017
Total
Returns
Vanguard S&P 500 Value Index Fund
ETF Shares
Market Price	12.13%
Net Asset Value	12.19
Institutional Shares	12.27
S&P 500 Value Index	12.35
Large-Cap Value Funds Average	13.34
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total
Returns
Vanguard S&P 500 Growth Index Fund
ETF Shares
Market Price	18.81%
Net Asset Value	18.85
S&P 500 Growth Index	19.05
Large-Cap Growth Funds Average	19.84

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2017
Average
Annual Return
S&P 500 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	13.04%
S&P 500 Value Index	13.21
Large-Cap Value Funds Average	12.07
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P 500 Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	16.04%
S&P 500 Growth Index	16.22
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P 500 Value Index Fund	0.15%	0.08%	1.09%
S&P 500 Growth Index Fund	0.15	—	1.14

The fund expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the funds’ expense ratios were: for the S&P 500 Value Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; and for the S&P 500 Growth Index Fund, 0.15%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the S&P 500 Value Index Fund, Large-Cap Value Funds, and for the S&P 500 Growth Index Fund, Large-Cap Growth Funds.

3

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

Since mid-August we’ve been reaching out to you about the proposals put forth by the Vanguard funds that, if approved, will enable us to manage the funds more efficiently and effectively. As the November deadline for voting approaches, I’d like to offer some perspective on a few of the proposals that I believe are important to the way Vanguard operates and manages your investments. I hope you consider this information and promptly cast your ballot.

Your biggest advocate

The main driver for this proxy solicitation is to ask all our fund shareholders to elect a full slate of trustees who oversee each U.S.-based Vanguard mutual fund. These trustees serve an important role, making sure your funds are managed in your best interests. This includes monitoring fund performance, approving advisory agreements, and ensuring that we’re keeping your investment costs as low as possible. Simply put, they are your biggest advocate.

Each trustee brings a variety of skills and professional experiences that contribute to the board’s strength and diversity. Of the 12 nominees, nine currently serve on the board, and three are new. If elected, the new board would include ten independent members, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

4

These are the proposed new trustees:

• Sarah Bloom Raskin is a former member of the Federal Reserve Board of Governors and former deputy secretary of the U.S. Treasury Department. She is an expert in cybersecurity—a critically important issue at Vanguard, as we place a premium on protecting clients’ assets and sensitive data.

• Deanna Mulligan is chief executive officer of The Guardian Life Insurance Company of America. It’s rare to find a CEO such as Deanna who leads a company with a mutual ownership structure similar to Vanguard’s.

• Tim Buckley is president and a director of Vanguard and will succeed me in January as CEO. (I’ll remain chairman for a period to be determined by the board.) I interviewed Tim when he applied for his first job here in 1991 and again when he was graduating from Harvard Business School. I was thrilled he picked Vanguard as a place to build his career, and I’ve been delighted to see him take on several leadership positions, including as head of our Retail Investor Group, chief information officer, and chief investment officer. I can think of no one better prepared to succeed me.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.16%	9.21%	14.37%
Russell 2000 Index (Small-caps)	14.91	7.67	13.15
Russell 3000 Index (Broad U.S. market)	16.06	9.08	14.27
FTSE All-World ex US Index (International)	18.74	2.80	7.76

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.49%	2.64%	2.19%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.88	3.40	3.23
Citigroup Three-Month U.S. Treasury Bill Index	0.58	0.25	0.16

CPI
Consumer Price Index	1.94%	1.06%	1.28%

5

Vanguard believes that diversity of thought, background, and experience, as well as diversity of personal characteristics, meaningfully contributes to the board’s ability to effectively serve shareholders. If Sarah and Deanna are elected, women will account for 40% of the board’s independent trustees.

I should note that even as Vanguard is nominating three new board members, we’re saying goodbye to trustee Rajiv Gupta. Rajiv was a legendary CEO of Rohm and Haas Co., and Vanguard and our clients have benefited greatly from his expertise. I wish him a happy retirement.

Summarizing the proposals

Among the trustees’ leading responsibilities is overseeing the funds’ internal and external investment advisory agreements. The trustees, in consultation with our Global Investment Committee and our Portfolio Review Department, choose the investment advisors that manage client assets. Over decades, we have built a strong track record of picking advisors whose portfolio management strategies have served clients well.

Two proposals in the proxy focus on this oversight responsibility. Shareholders of 48 Vanguard funds have already voted to allow the board to make external advisor changes without obtaining prior shareholder approval. The new proposals would extend that policy across our entire U.S.-based fund lineup and expand it to include internal advisory agreements with Vanguard subsidiaries. Eliminating the need for shareholder approval removes a step that is costly and time-consuming if done frequently or on an individual fund basis. Although there are no current plans to employ the policy on any Vanguard-managed funds, standardizing it enables the trustees to retain an advisory firm to diversify a fund’s management team or ensure management continuity should a contingency arise.

I also encourage shareholders of several specific Vanguard index funds to read the proxy proposals that affect those funds. One proposal would change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to include real estate-related securities, aligning the funds with updated industry-sector classification methodology. Another proposal seeks to change the diversification status of the REIT Index Fund to enable it to better track its benchmark. Finally, we seek your approval of the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund. If approved, this arrangement would then be standardized across Vanguard’s entire publicly available U.S. mutual fund lineup. It should also reduce costs and minimum initial investment requirements in select share classes.

6

At the ballot box

We hope you’ll make it a priority to cast your ballot. We want to avoid the added time and cost of soliciting sufficient votes should we not obtain a quorum by the shareholder meeting on November 15, when voting concludes Ultimately, we believe the proposals I’ve discussed are in your best interest as Vanguard fund shareholders, and the trustees recommend that you vote in favor of them. For more information, visit vanguard.com and enter the search term “proxy.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

September 14, 2017

S&P 500 Value Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VOOV	VSPVX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	2.36%	2.41%

Portfolio Characteristics
			DJ
			U.S.
			Total
		S&P 500	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	351	349	3,769
Median Market Cap	$78.5B	$78.5B	$63.1B
Price/Earnings Ratio	18.7x	18.6x	21.6x
Price/Book Ratio	1.9x	1.9x	2.8x
Return on Equity	11.9%	11.9%	15.1%
Earnings Growth Rate	5.6%	5.5%	9.4%
Dividend Yield	2.4%	2.4%	1.8%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate	16%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.92
Beta	1.00	0.96
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Berkshire Hathaway Inc. Multi-Sector
	Holdings	3.7%
Exxon Mobil Corp.	Integrated Oil & Gas	3.5
JPMorgan Chase & Co.	Diversified Banks	3.5
Bank of America Corp.	Diversified Banks	2.6
AT&T Inc.	Integrated
	Telecommunication
	Services	2.5
Wells Fargo & Co.	Diversified Banks	2.5
Chevron Corp.	Integrated Oil & Gas	2.2
Citigroup Inc.	Diversified Banks	2.0
Cisco Systems Inc.	Communications
	Equipment	1.7
Johnson & Johnson	Pharmaceuticals	1.5
Top Ten		25.7%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

8

S&P 500 Value Index Fund

Sector Diversification (% of equity exposure)

			DJ
		S&P 500	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	6.8%	6.8%	12.4%
Consumer Staples	11.3	11.3	7.6
Energy	10.5	10.5	5.3
Financials	27.2	27.4	14.7
Health Care	12.7	12.8	14.1
Industrials	8.9	8.9	10.7
Information Technology	6.8	6.8	22.6
Materials	4.0	3.6	3.3
Real Estate	1.8	1.8	4.1
Telecommunication
Services	3.6	3.7	1.9
Utilities	6.4	6.4	3.3

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

9

S&P 500 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/7/2010)	Investment
	S&P 500 Value Index Fund*ETF Shares
	Net Asset Value	12.19%	13.02%	13.04%	$23,536
	S&P 500 Value Index Fund*ETF Shares
	Market Price	12.13	13.01	13.04	23,533
• • • • • • • •	S&P 500 Value Index	12.35	13.18	13.21	23,780
– – – –	Large-Cap Value Funds Average	13.34	12.17	12.07	22,158
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	14.71	26,064
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/3/2015)	Investment
S&P 500 Value Index Fund Institutional
Shares	12.27%	6.96%	$5,914,671

S&P 500 Value Index	12.35	7.03	5,924,041
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.05	8.32	6,104,204

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

S&P 500 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P 500 Value Index Fund ETF Shares Market Price	12.13%	84.30%	135.33%
S&P 500 Value Index Fund ETF Shares Net Asset Value	12.19	84.45	135.36
S&P 500 Value Index	12.35	85.71	137.80
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		15.83%	13.67%	13.37%
Net Asset Value		15.68	13.66	13.36
Institutional Shares	3/3/2015	15.76	—	7.40

11

S&P 500 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (6.8%)
	Walt Disney Co.	49,360	4,995
	General Motors Co.	113,646	4,153
	McDonald’s Corp.	25,632	4,100
	Ford Motor Co.	323,672	3,570
	NIKE Inc. Class B	47,159	2,490
	Target Corp.	45,658	2,490
	Carnival Corp.	34,639	2,407
	Delphi Automotive plc	22,171	2,137
	Lowe’s Cos. Inc.	25,565	1,889
	VF Corp.	26,514	1,667
	Twenty-First Century Fox
	Inc. Class A	45,288	1,249
	Whirlpool Corp.	6,122	1,051
	DR Horton Inc.	28,286	1,023
	Genuine Parts Co.	12,169	1,008
	Lennar Corp. Class A	16,817	870
	Royal Caribbean Cruises
	Ltd.	6,804	847
	Viacom Inc. Class B	29,158	834
	PVH Corp.	6,478	816
	BorgWarner Inc.	16,456	764
	Newell Brands Inc.	15,594	753
	Best Buy Co. Inc.	13,344	724
*	Mohawk Industries Inc.	2,772	702
	Goodyear Tire & Rubber
	Co.	20,753	629
	PulteGroup Inc.	23,502	607
*	CarMax Inc.	8,501	571
	Twenty-First Century Fox
	Inc.	20,897	566
	Kohl’s Corp.	14,111	561
	News Corp. Class A	41,369	553
	Staples Inc.	53,830	550
	Macy’s Inc.	25,123	522
	MGM Resorts International	14,726	485
	Coach Inc.	11,596	484

			Market
			Value•
		Shares	($000)
	H&R Block Inc.	17,422	466
*	DISH Network Corp.
	Class A	8,060	462
	Gap Inc.	18,162	429
	Nordstrom Inc.	9,367	418
	Ralph Lauren Corp.
	Class A	4,608	405
	Tiffany & Co.	4,332	396
	Omnicom Group Inc.	5,407	391
	L Brands Inc.	10,527	381
	Hanesbrands Inc.	14,875	361
	Signet Jewelers Ltd.	5,700	359
*	Chipotle Mexican Grill Inc.
	Class A	1,071	339
	Interpublic Group of Cos.
	Inc.	14,652	295
	Wyndham Worldwide
	Corp.	2,843	283
	Tractor Supply Co.	4,567	272
	Hilton Worldwide Holdings
	Inc.	3,553	229
	Leggett & Platt Inc.	4,374	201
	Mattel Inc.	12,112	196
*	TripAdvisor Inc.	3,886	166
	Foot Locker Inc.	4,249	150
			52,266
Consumer Staples (11.3%)
	Procter & Gamble Co.	107,945	9,960
	Wal-Mart Stores Inc.	122,239	9,543
	Coca-Cola Co.	155,929	7,102
	Philip Morris International
	Inc.	57,840	6,763
	CVS Health Corp.	84,312	6,521
	PepsiCo Inc.	52,016	6,020
	Walgreens Boots Alliance
	Inc.	70,670	5,760
	Costco Wholesale Corp.	36,297	5,689

12

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	Mondelez International Inc.
	Class A	125,564	5,105
	Kraft Heinz Co.	49,376	3,987
	Colgate-Palmolive Co.	32,164	2,304
	Archer-Daniels-Midland Co.	47,228	1,951
	Kimberly-Clark Corp.	14,100	1,738
	Kroger Co.	75,526	1,652
	Tyson Foods Inc. Class A	23,851	1,510
	Molson Coors Brewing Co.
	Class B	15,283	1,372
	General Mills Inc.	21,457	1,143
	Conagra Brands Inc.	33,455	1,086
	JM Smucker Co.	9,636	1,009
	Sysco Corp.	19,115	1,007
	Estee Lauder Cos. Inc.
	Class A	7,782	833
*	Monster Beverage Corp.	13,347	745
	Hormel Foods Corp.	22,326	686
	Clorox Co.	4,779	662
	Kellogg Co.	9,574	627
	Dr Pepper Snapple Group
	Inc.	6,060	552
	Coty Inc. Class A	22,537	374
	Church & Dwight Co. Inc.	7,321	367
	McCormick & Co. Inc./MD	3,349	319
	Brown-Forman Corp.
	Class B	5,918	314
	Campbell Soup Co.	6,170	285
			86,986
Energy (10.5%)
	Exxon Mobil Corp.	350,655	26,765
	Chevron Corp.	156,785	16,873
	ConocoPhillips	102,378	4,470
	Schlumberger Ltd.	63,244	4,017
	Kinder Morgan Inc.	158,885	3,071
	Phillips 66	36,305	3,043
	Valero Energy Corp.	37,012	2,521
	Marathon Petroleum Corp.	42,930	2,252
	Occidental Petroleum Corp.	36,067	2,153
	EOG Resources Inc.	22,932	1,949
	Andeavor	12,508	1,253
	Halliburton Co.	30,167	1,176
	Williams Cos. Inc.	37,611	1,118
*	TechnipFMC plc	38,616	997
	National Oilwell Varco Inc.	31,453	965
	Anadarko Petroleum Corp.	23,188	949
	Hess Corp.	22,365	870
	Marathon Oil Corp.	70,348	782
	Baker Hughes a GE Co.	20,073	680
*	Concho Resources Inc.	5,622	624
	Devon Energy Corp.	19,580	615
	Noble Energy Inc.	21,759	517
	Cabot Oil & Gas Corp.	20,202	516

			Market
			Value•
		Shares	($000)
	ONEOK Inc.	9,417	510
	Apache Corp.	11,276	438
	Helmerich & Payne Inc.	8,960	379
	EQT Corp.	5,714	356
	Cimarex Energy Co.	3,451	344
	Range Resources Corp.	9,629	167
*	Newfield Exploration Co.	5,377	141
*	Chesapeake Energy Corp.	33,063	120
			80,631
Financials (27.2%)
*	Berkshire Hathaway Inc.
	Class B	157,193	28,477
	JPMorgan Chase & Co.	294,013	26,723
	Bank of America Corp.	823,571	19,675
	Wells Fargo & Co.	372,199	19,008
	Citigroup Inc.	227,847	15,500
	Goldman Sachs Group Inc.	30,295	6,778
	Chubb Ltd.	38,641	5,465
	Morgan Stanley	117,872	5,363
	PNC Financial Services
	Group Inc.	40,046	5,022
	Bank of New York Mellon
	Corp.	86,057	4,499
	American International
	Group Inc.	72,783	4,402
	MetLife Inc.	89,414	4,187
	Prudential Financial Inc.	35,503	3,624
	Capital One Financial Corp.	39,969	3,182
	BB&T Corp.	67,147	3,095
	US Bancorp	57,685	2,956
	Travelers Cos. Inc.	23,124	2,802
	American Express Co.	32,309	2,782
	Allstate Corp.	30,167	2,730
	Aflac Inc.	32,842	2,711
	State Street Corp.	29,269	2,707
	Progressive Corp.	48,074	2,235
	SunTrust Banks Inc.	40,012	2,205
	BlackRock Inc.	5,118	2,145
	Synchrony Financial	63,745	1,963
	M&T Bank Corp.	12,734	1,883
	Hartford Financial Services
	Group Inc.	30,403	1,644
	Fifth Third Bancorp	62,092	1,622
	Willis Towers Watson plc	10,517	1,561
	Regions Financial Corp.	99,482	1,404
	Principal Financial Group
	Inc.	22,184	1,387
	CME Group Inc.	10,405	1,309
	Lincoln National Corp.	18,565	1,260
	Franklin Resources Inc.	28,338	1,225
	Huntington Bancshares
	Inc.	89,971	1,133
	Invesco Ltd.	33,672	1,104

13

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	Loews Corp.	22,850	1,064
	Unum Group	18,857	909
	Ameriprise Financial Inc.	6,550	907
	XL Group Ltd.	21,753	891
	Citizens Financial Group
	Inc.	25,929	859
	Everest Re Group Ltd.	3,399	858
	Affiliated Managers Group
	Inc.	4,685	828
	KeyCorp	46,266	796
	Zions Bancorporation	16,771	732
	Torchmark Corp.	9,005	693
	Leucadia National Corp.	26,803	635
	T. Rowe Price Group Inc.	6,973	588
	Northern Trust Corp.	6,402	567
	People’s United Financial
	Inc.	28,377	474
*	Brighthouse Financial Inc.	8,102	462
	Comerica Inc.	6,561	448
	Assurant Inc.	4,622	438
	Cincinnati Financial Corp.	5,441	418
	Nasdaq Inc.	5,086	383
	Raymond James Financial
	Inc.	4,761	373
	Navient Corp.	23,431	309
	CBOE Holdings Inc.	2,655	268
			209,668
Health Care (12.7%)
	Johnson & Johnson	86,943	11,509
	Medtronic plc	113,283	9,133
	Pfizer Inc.	217,304	7,371
	Abbott Laboratories	143,604	7,315
	Allergan plc	27,795	6,378
	Merck & Co. Inc.	86,014	5,493
	Amgen Inc.	27,405	4,872
	Anthem Inc.	21,930	4,299
	Cigna Corp.	21,187	3,857
	Bristol-Myers Squibb Co.	61,352	3,711
	Eli Lilly & Co.	44,999	3,658
*	Express Scripts Holding Co.	49,119	3,086
	McKesson Corp.	17,454	2,606
	Baxter International Inc.	40,366	2,504
	Thermo Fisher Scientific
	Inc.	12,627	2,363
	Danaher Corp.	23,759	1,982
	Cardinal Health Inc.	26,142	1,764
*	Vertex Pharmaceuticals Inc.	8,864	1,423
*	Centene Corp.	14,258	1,267
*	Mylan NV	38,148	1,201
*	Henry Schein Inc.	6,566	1,140
	AmerisourceBergen Corp.
	Class A	13,735	1,102
	Dentsply Sirona Inc.	18,972	1,073

			Market
			Value•
		Shares	($000)
	Perrigo Co. plc	11,866	937
*	HCA Healthcare Inc.	11,598	912
*	Illumina Inc.	3,746	766
*	DaVita Inc.	12,839	752
	Zimmer Biomet Holdings
	Inc.	5,973	682
*	Laboratory Corp. of
	America Holdings	3,884	609
	PerkinElmer Inc.	9,070	608
	Agilent Technologies Inc.	9,337	604
	Quest Diagnostics Inc.	4,334	470
	Universal Health Services
	Inc. Class B	4,049	438
*	Waters Corp.	2,243	412
*	Hologic Inc.	9,238	357
	ResMed Inc.	3,976	308
*	Envision Healthcare Corp.	5,723	300
	Cooper Cos. Inc.	1,134	284
	Patterson Cos. Inc.	6,729	259
			97,805
Industrials (8.8%)
	General Electric Co.	381,968	9,377
	United Technologies Corp.	61,665	7,383
	Boeing Co.	15,330	3,674
	Honeywell International Inc.	25,867	3,577
	3M Co.	15,826	3,234
	Johnson Controls
	International plc	77,635	3,074
	Norfolk Southern Corp.	23,982	2,890
	Delta Air Lines Inc.	60,913	2,875
	Caterpillar Inc.	23,404	2,750
	Eaton Corp. plc	37,018	2,656
	Union Pacific Corp.	20,715	2,181
	American Airlines Group
	Inc.	40,766	1,824
	Emerson Electric Co.	28,802	1,700
	Raytheon Co.	7,950	1,447
	Deere & Co.	12,421	1,440
	CSX Corp.	28,254	1,418
	AMETEK Inc.	19,044	1,205
	Dover Corp.	12,884	1,094
	Textron Inc.	22,155	1,088
	Stanley Black & Decker
	Inc.	6,584	948
	Arconic Inc.	36,479	929
	PACCAR Inc.	13,955	926
	Kansas City Southern	8,759	906
*	IHS Markit Ltd.	18,912	886
	Roper Technologies Inc.	3,791	874
	Pentair plc	13,877	861
	Rockwell Collins Inc.	4,973	652
	L3 Technologies Inc.	3,536	642
	Parker-Hannifin Corp.	3,549	571

14

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	Jacobs Engineering Group
	Inc.	9,968	543
*	Stericycle Inc.	7,026	505
	Nielsen Holdings plc	12,469	484
	Robert Half International
	Inc.	10,485	475
	Fluor Corp.	11,520	444
	Flowserve Corp.	10,779	423
	CH Robinson Worldwide
	Inc.	5,831	412
	Masco Corp.	10,130	372
	Snap-on Inc.	2,245	331
	Expeditors International of
	Washington Inc.	5,505	309
	Alaska Air Group Inc.	3,671	274
	Fortune Brands Home
	& Security Inc.	3,681	230
	Allegion plc	2,833	223
	Ryder System Inc.	75	6
			68,113
Information Technology (6.7%)
	Cisco Systems Inc.	413,781	13,328
	Intel Corp.	202,643	7,107
	Oracle Corp.	104,402	5,255
	International Business
	Machines Corp.	30,424	4,352
*	Micron Technology Inc.	86,062	2,751
	HP Inc.	139,308	2,658
	Hewlett Packard Enterprise
	Co.	137,776	2,488
	Western Digital Corp.	24,103	2,128
*	eBay Inc.	50,815	1,836
	TE Connectivity Ltd.	14,692	1,169
	Cognizant Technology
	Solutions Corp. Class A	14,624	1,035
	DXC Technology Co.	11,015	936
	CA Inc.	25,935	860
	Symantec Corp.	25,998	779
	Seagate Technology plc	24,581	775
*	Qorvo Inc.	10,519	770
*	Autodesk Inc.	5,451	624
	Xerox Corp.	17,612	568
	Xilinx Inc.	7,173	474
	Alliance Data Systems
	Corp.	1,863	420
	Juniper Networks Inc.	13,873	385
*	ANSYS Inc.	2,682	345
	NetApp Inc.	8,624	333
	Western Union Co.	13,799	261
	CSRA Inc.	6,238	197
	FLIR Systems Inc.	3,333	127
*	Teradata Corp.	180	6
			51,967

			Market
			Value•
		Shares	($000)
Materials (4.0%)
	Dow Chemical Co.	138,644	9,241
	EI du Pont de Nemours
	& Co.	35,877	3,011
	LyondellBasell Industries
	NV Class A	27,335	2,476
	International Paper Co.	34,171	1,841
	Monsanto Co.	11,985	1,405
	Praxair Inc.	10,410	1,369
	Ecolab Inc.	9,722	1,296
	WestRock Co.	20,782	1,183
	Ball Corp.	28,976	1,159
	Air Products & Chemicals
	Inc.	7,749	1,126
	Eastman Chemical Co.	12,069	1,040
	PPG Industries Inc.	9,966	1,040
	Sherwin-Williams Co.	2,074	704
*	Freeport-McMoRan Inc.	42,826	633
	Nucor Corp.	10,795	595
	Mosaic Co.	28,927	578
	CF Industries Holdings Inc.	19,231	557
	International Flavors
	& Fragrances Inc.	2,737	374
	Sealed Air Corp.	7,585	337
	Avery Dennison Corp.	3,436	324
	FMC Corp.	3,753	323
			30,612
Real Estate (1.8%)
	Weyerhaeuser Co.	62,176	2,028
	Simon Property Group Inc.	8,785	1,378
	Crown Castle International
	Corp.	11,662	1,265
	HCP Inc.	38,780	1,156
	Public Storage	4,331	889
	Ventas Inc.	12,630	865
	SL Green Realty Corp.	8,428	812
	Essex Property Trust Inc.	2,546	677
	Equity Residential	10,028	673
	Boston Properties Inc.	4,445	536
	Vornado Realty Trust	7,095	529
	Macerich Co.	9,886	522
*	CBRE Group Inc. Class A	13,894	501
	Realty Income Corp.	8,550	492
	Mid-America Apartment
	Communities Inc.	3,655	389
*	SBA Communications
	Corp. Class A	2,308	354
	Iron Mountain Inc.	8,722	344
	Regency Centers Corp.	4,468	287
	Federal Realty Investment
	Trust	2,204	280
			13,977

15

S&P 500 Value Index Fund

		Market
		Value•
	Shares	($000)
Telecommunication Services (3.6%)
AT&T Inc.	508,779	19,059
Verizon Communications
Inc.	158,668	7,611
^ CenturyLink Inc.	45,421	896
* Level 3 Communications
Inc.	10,614	578
		28,144
Utilities (6.4%)
Duke Energy Corp.	57,920	5,056
Southern Co.	82,310	3,972
American Electric Power
Co. Inc.	40,693	2,996
NextEra Energy Inc.	19,760	2,974
PG&E Corp.	42,257	2,974
Exelon Corp.	76,641	2,902
Sempra Energy	20,759	2,448
PPL Corp.	56,538	2,219
Dominion Energy Inc.	27,589	2,173
Edison International	26,964	2,162
Consolidated Edison Inc.	25,273	2,130
Xcel Energy Inc.	42,022	2,080
Public Service Enterprise
Group Inc.	41,866	1,961
DTE Energy Co.	14,846	1,668
Eversource Energy	26,226	1,652
Ameren Corp.	20,081	1,205
FirstEnergy Corp.	36,724	1,196
Entergy Corp.	14,853	1,176
CMS Energy Corp.	23,211	1,127
Pinnacle West Capital Corp.	9,233	831
WEC Energy Group Inc.	12,537	818
NiSource Inc.	26,770	719
SCANA Corp.	11,829	714
NRG Energy Inc.	26,078	650
AES Corp.	54,637	603
CenterPoint Energy Inc.	14,982	444
Alliant Energy Corp.	9,963	426
		49,276
Total Common Stocks
(Cost $705,066)		769,445

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.4%)[1]
	Money Market Fund (0.4%)
[2,3]	Vanguard Market
	Liquidity Fund,
	1.224%	29,666	2,967

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.0%)
4	United States
	Treasury Bill,
	1.023%, 10/5/17	100	100
4	United States
	Treasury Bill,
	1.033%, 11/2/17	100	100
			200
Total Temporary Cash Investments
	(Cost $3,167)		3,167
	Total Investments (100.2%)
	(Cost $708,233)		772,612

			Amount
			($000)
Other Assets and Liabilities (-0.2%)
	Other Assets
	Investment in Vanguard		50
Receivables for Accrued Income			2,330
	Variation Margin Receivable—
	Futures Contracts		43
	Total Other Assets		2,423
	Liabilities
Payables for Investment Securities
	Purchased		(3,399)
	Collateral for Securities on Loan		(174)
	Payables to Vanguard		(179)
	Other Liabilities		(18)
	Total Liabilities		(3,770)
	Net Assets (100%)		771,265

16

S&P 500 Value Index Fund

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	713,736
Undistributed Net Investment Income	4,058
Accumulated Net Realized Losses	(10,905)
Unrealized Appreciation (Depreciation)
Investment Securities	64,379
Futures Contracts	(3)
Net Assets	771,265

ETF Shares—Net Assets
Applicable to 7,575,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	767,552
Net Asset Value Per Share—
ETF Shares	$101.33

Amount
($000)
Institutional Shares—Net Assets
Applicable to 16,708 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,713
Net Asset Value Per Share—
Institutional Shares	$222.23

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $164,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and
0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $174,000 of collateral received for securities on loan.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2017	15	1,853	(3)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P 500 Value Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	16,914
Interest[1]	15
Securities Lending—Net	12
Total Income	16,941
Expenses
The Vanguard Group—Note B
Investment Advisory Services	137
Management and Administrative—ETF Shares	690
Management and Administrative—Institutional Shares	2
Marketing and Distribution—ETF Shares	39
Marketing and Distribution—Institutional Shares	—
Custodian Fees	49
Auditing Fees	32
Shareholders’ Reports and Proxy—ETF Shares	27
Shareholders’ Reports and Proxy—Institutional Shares	—
Total Expenses	976
Expenses Paid Indirectly	(7)
Net Expenses	969
Net Investment Income	15,972
Realized Net Gain (Loss)
Investment Securities Sold[1]	26,115
Futures Contracts	303
Realized Net Gain (Loss)	26,418
Change in Unrealized Appreciation (Depreciation)
Investment Securities	24,615
Futures Contracts	(6)
Change in Unrealized Appreciation (Depreciation)	24,609
Net Increase (Decrease) in Net Assets Resulting from Operations	66,999
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $15,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

S&P 500 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,972	9,552
Realized Net Gain (Loss)	26,418	3,069
Change in Unrealized Appreciation (Depreciation)	24,609	35,972
Net Increase (Decrease) in Net Assets Resulting from Operations	66,999	48,593
Distributions
Net Investment Income
ETF Shares	(14,252)	(8,238)
Institutional Shares	(117)	(245)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(14,369)	(8,483)
Capital Share Transactions
ETF Shares	227,736	173,732
Institutional Shares	(3,373)	(4,966)
Net Increase (Decrease) from Capital Share Transactions	224,363	168,766
Total Increase (Decrease)	276,993	208,876
Net Assets
Beginning of Period	494,272	285,396
End of Period[1]	771,265	494,272
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,058,000 and $2,455,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

S&P 500 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$92.41	$83.75	$88.54	$73.72	$61.42
Investment Operations
Net Investment Income	2.422[1]	2.125	1.932	1.702	1.584
Net Realized and Unrealized Gain (Loss)
on Investments	8.726	8.605	(4.838)	14.824	12.242
Total from Investment Operations	11.148	10.730	(2.906)	16.526	13.826
Distributions
Dividends from Net Investment Income	(2.228)	(2.070)	(1.884)	(1.706)	(1.526)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.228)	(2.070)	(1.884)	(1.706)	(1.526)
Net Asset Value, End of Period	$101.33	$92.41	$83.75	$88.54	$73.72

Total Return	12.19%	13.03%	-3.41%	22.64%	22.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$768	$487	$274	$204	$118
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.46%	2.64%	2.37%	2.31%	2.45%
Portfolio Turnover Rate[2]	16%	22%	23%	25%	25%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

S&P 500 Value Index Fund

Financial Highlights

Institutional Shares
			March 3,
	Year Ended		2015[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$202.64	$183.75	$199.34
Investment Operations
Net Investment Income	5.202 [2]	4.765	2.352
Net Realized and Unrealized Gain (Loss) on Investments	19.393	18.875	(15.830)
Total from Investment Operations	24.595	23.640	(13.478)
Distributions
Dividends from Net Investment Income	(5.005)	(4.750)	(2.112)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(5.005)	(4.750)	(2.112)
Net Asset Value, End of Period	$222.23	$202.64	$183.75

Total Return	12.27%	13.09%	-6.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4	$7	$11
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.53%	2.71%	2.44%[3]
Portfolio Turnover Rate [4]	16%	22%	23%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

S&P 500 Value Index Fund

Notes to Financial Statements

Vanguard S&P 500 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

22

S&P 500 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

23

S&P 500 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $50,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2017, custodian fee offset arrangements reduced the fund’s expenses by $7,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	769,445	—	—
Temporary Cash Investments	2,967	200	—
Futures Contracts—Assets[1]	43	—	—
Total	772,455	200	—
1 Represents variation margin on the last day of the reporting period.

24

S&P 500 Value Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $29,241,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $4,184,000 of ordinary income available for distribution. The fund had available capital losses totaling $10,909,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $708,233,000. Net unrealized appreciation of investment securities for tax purposes was $64,379,000, consisting of unrealized gains of $88,820,000 on securities that had risen in value since their purchase and $24,441,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2017, the fund purchased $448,848,000 of investment securities and sold $223,341,000 of investment securities, other than temporary cash investments. Purchases and sales include $330,143,000 and $118,137,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	347,607	3,525	215,592	2,500
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(119,871)	(1,225)	(41,860)	(500)
Net Increase (Decrease)—ETF Shares	227,736	2,300	173,732	2,000
Institutional Shares
Issued	1,590	7	39	—
Issued in Lieu of Cash Distributions	117	1	245	1
Redeemed	(5,080)	(25)	(5,250)	(28)
Net Increase (Decrease)—Institutional Shares	(3,373)	(17)	(4,966)	(27)

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

25

S&P 500 Growth Index Fund

Fund Profile
As of August 31, 2017

Portfolio Characteristics

			DJ
			U.S.
			Total
		S&P 500	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	333	330	3,769
Median Market Cap	$102.8B	$102.8B	$63.1B
Price/Earnings Ratio	25.4x	25.4x	21.6x
Price/Book Ratio	5.2x	5.2x	2.8x
Return on Equity	19.2%	19.2%	15.1%
Earnings Growth Rate	11.9%	11.9%	9.4%
Dividend Yield	1.5%	1.5%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	19%	—	—
Ticker Symbol	VOOG	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	1.47%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)

			DJ
		S&P 500	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary 16.1%		16.1%	12.4%
Consumer Staples	6.3	6.2	7.6
Energy	1.9	1.9	5.3
Financials	4.1	4.0	14.7
Health Care	16.1	16.1	14.1
Industrials	11.1	11.1	10.7
Information Technology	36.5	36.5	22.6
Materials	2.1	2.4	3.3
Real Estate	4.0	3.9	4.1
Telecommunication
Services	1.0	1.0	1.9
Utilities	0.8	0.8	3.3

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.89
Beta	1.00	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	7.2%
Microsoft Corp.	Systems Software	4.8
Alphabet Inc.	Internet Software &
	Services	4.7
Facebook Inc.	Internet Software &
	Services	3.4
Amazon.com Inc.	Internet & Direct
	Marketing Retail	3.3
Johnson & Johnson	Pharmaceuticals	1.8
Comcast Corp.	Cable & Satellite	1.6
UnitedHealth Group Inc.	Managed Health
	Care	1.6
Visa Inc.	Data Processing &
	Outsourced Services	1.6
Home Depot Inc.	Home Improvement
	Retail	1.5
Top Ten		31.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 23, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratio was 0.15%.

26

S&P 500 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/7/2010)	Investment

	S&P 500 Growth Index Fund*ETF
	Shares Net Asset Value	18.85%	15.06%	16.04%	$28,243
	S&P 500 Growth Index Fund*ETF
	Shares Market Price	18.81	15.06	16.04	28,245

• • • • • • • •	S&P 500 Growth Index	19.05	15.23	16.22	28,551

– – – –	Large-Cap Growth Funds Average	19.84	13.99	14.18	25,239
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	14.71	26,064

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2017
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P 500 Growth Index Fund ETF Shares Market Price	18.81%	101.69%	182.45%
S&P 500 Growth Index Fund ETF Shares Net Asset Value	18.85	101.63	182.43
S&P 500 Growth Index	19.05	103.13	185.51
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

27

S&P 500 Growth Index Fund

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		19.21%	15.07%	15.79%
Net Asset Value		19.11	15.07	15.78

S&P 500 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (16.1%)
*	Amazon.com Inc.	55,345	54,271
	Comcast Corp. Class A	660,251	26,813
	Home Depot Inc.	166,790	24,997
*	Priceline Group Inc.	6,860	12,705
	Walt Disney Co.	119,740	12,118
*	Charter Communications
	Inc. Class A	30,090	11,992
	McDonald’s Corp.	70,500	11,278
	Starbucks Corp.	202,022	11,083
	Time Warner Inc.	108,194	10,938
*	Netflix Inc.	60,129	10,505
	TJX Cos. Inc.	89,743	6,488
	Lowe’s Cos. Inc.	76,612	5,661
	NIKE Inc. Class B	105,382	5,565
	Marriott International Inc.
	Class A	43,344	4,490
	Yum! Brands Inc.	46,153	3,546
	CBS Corp. Class B	51,588	3,305
	Ross Stores Inc.	54,687	3,196
*	Dollar Tree Inc.	32,943	2,624
	Dollar General Corp.	35,190	2,553
	Expedia Inc.	16,920	2,510
*	O’Reilly Automotive Inc.	12,733	2,497
*	AutoZone Inc.	3,917	2,070
	Newell Brands Inc.	41,119	1,985
	Twenty-First Century Fox
	Inc. Class A	70,406	1,943
*	Ulta Beauty Inc.	8,144	1,800
	Omnicom Group Inc.	23,526	1,703
	Wynn Resorts Ltd.	11,115	1,545
	Hasbro Inc.	15,660	1,539
*	LKQ Corp.	43,009	1,490
	Royal Caribbean Cruises
	Ltd.	11,880	1,479
	Hilton Worldwide
	Holdings Inc.	22,583	1,453

			Market
			Value•
		Shares	($000)
	Darden Restaurants Inc.	17,250	1,416
	MGM Resorts
	International	42,432	1,399
	Harley-Davidson Inc.	24,451	1,149
	Scripps Networks
	Interactive Inc. Class A	13,380	1,146
*	Mohawk Industries Inc.	4,173	1,056
*	DISH Network Corp.
	Class A	18,089	1,036
	Advance Auto Parts Inc.	10,303	1,009
	Wyndham Worldwide
	Corp.	9,722	969
*	Michael Kors Holdings
	Ltd.	21,673	915
	Twenty-First Century Fox
	Inc.	32,437	879
	Garmin Ltd.	15,945	821
	Best Buy Co. Inc.	15,127	821
	Coach Inc.	19,452	811
*	CarMax Inc.	11,907	800
*	Chipotle Mexican Grill Inc.
	Class A	2,201	697
	Tiffany & Co.	7,588	694
	Hanesbrands Inc.	26,334	639
	Tractor Supply Co.	10,466	623
*	Discovery
	Communications Inc.	29,313	616
	Interpublic Group of
	Cos. Inc.	30,277	610
	L Brands Inc.	15,857	574
	Leggett & Platt Inc.	11,118	511
*	Discovery
	Communications Inc.
	Class A	21,452	476
	Mattel Inc.	27,019	438
*,^	Under Armour Inc.
	Class A	25,402	410
	Foot Locker Inc.	11,419	402

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
*	TripAdvisor Inc.	9,292	397
*	Under Armour Inc.	25,561	386
			267,842
Consumer Staples (6.2%)
	Altria Group Inc.	269,480	17,085
	Procter & Gamble Co.	174,836	16,132
	Philip Morris International
	Inc.	119,172	13,935
	PepsiCo Inc.	111,602	12,916
	Coca-Cola Co.	273,590	12,462
	Colgate-Palmolive Co.	68,990	4,942
	Constellation Brands Inc.
	Class A	23,962	4,795
	Kimberly-Clark Corp.	25,800	3,181
	General Mills Inc.	44,291	2,359
	Hershey Co.	19,531	2,049
	Estee Lauder Cos. Inc.
	Class A	18,057	1,932
	Sysco Corp.	36,284	1,911
*	Monster Beverage Corp.	33,972	1,896
	Dr Pepper Snapple Group
	Inc.	15,407	1,403
	Clorox Co.	9,920	1,374
	Kellogg Co.	18,914	1,238
	Church & Dwight Co. Inc.	22,525	1,130
	McCormick & Co. Inc.	10,175	968
	Brown-Forman Corp.
	Class B	15,225	808
	Campbell Soup Co.	16,534	764
	Coty Inc. Class A	27,889	462
			103,742
Energy (1.9%)
	Schlumberger Ltd.	87,206	5,539
	EOG Resources Inc.	41,878	3,559
	Pioneer Natural
	Resources Co.	23,674	3,069
	Occidental Petroleum
	Corp.	45,866	2,738
	Halliburton Co.	70,224	2,737
	ONEOK Inc.	36,981	2,003
	Anadarko Petroleum
	Corp.	39,086	1,600
	Williams Cos. Inc.	51,674	1,536
	Apache Corp.	33,962	1,319
	Devon Energy Corp.	40,338	1,267
*	Concho Resources Inc.	11,106	1,232
	EQT Corp.	14,508	904
	Baker Hughes a GE Co.	25,423	862
	Cabot Oil & Gas Corp.	31,695	810
	Cimarex Energy Co.	7,355	733
	Noble Energy Inc.	26,564	631
*	Newfield Exploration Co.	18,620	487
*	Chesapeake Energy Corp.	48,686	177

			Market
			Value•
		Shares	($000)
	Range Resources Corp.	9,724	169
	Murphy Oil Corp.	43	1
			31,373
Financials (4.0%)
	Charles Schwab Corp.	169,753	6,773
	US Bancorp	123,762	6,343
	Marsh & McLennan
	Cos. Inc.	71,893	5,613
	S&P Global Inc.	35,965	5,551
	Intercontinental
	Exchange Inc.	82,650	5,345
	Aon plc	36,561	5,088
	American Express Co.	50,276	4,329
	CME Group Inc.	29,864	3,757
	BlackRock Inc.	8,275	3,467
	Discover Financial
	Services	53,040	3,127
	Moody’s Corp.	23,165	3,105
	T. Rowe Price Group Inc.	21,882	1,846
	Northern Trust Corp.	19,269	1,705
*	E*TRADE Financial Corp.	38,231	1,568
	Arthur J Gallagher & Co.	24,982	1,446
	Ameriprise Financial Inc.	10,176	1,409
	KeyCorp	74,663	1,285
	Comerica Inc.	13,577	927
	Cincinnati Financial Corp.	11,684	898
	Citizens Financial Group
	Inc.	26,981	894
	CBOE Holdings Inc.	8,332	841
	Raymond James
	Financial Inc.	9,836	770
	Nasdaq Inc.	7,287	549
			66,636
Health Care (16.1%)
	Johnson & Johnson	229,245	30,345
	UnitedHealth Group Inc.	134,439	26,740
	AbbVie Inc.	222,033	16,719
	Pfizer Inc.	466,235	15,815
	Gilead Sciences Inc.	182,300	15,260
*	Celgene Corp.	108,932	15,134
	Merck & Co. Inc.	236,578	15,108
	Amgen Inc.	56,465	10,038
*	Biogen Inc.	29,801	9,434
	Bristol-Myers Squibb Co.	126,407	7,645
	Aetna Inc.	46,275	7,298
	Becton Dickinson and Co.	31,718	6,326
	Thermo Fisher Scientific
	Inc.	33,293	6,230
	Stryker Corp.	43,279	6,118
*	Regeneron
	Pharmaceuticals Inc.	10,630	5,282
*	Boston Scientific Corp.	191,043	5,263
	Humana Inc.	20,134	5,187

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
*	Intuitive Surgical Inc.	5,140	5,164
	Eli Lilly & Co.	59,603	4,845
*	Alexion Pharmaceuticals
	Inc.	31,328	4,461
	Zoetis Inc.	68,492	4,294
	Danaher Corp.	45,165	3,768
*	Edwards Lifesciences
	Corp.	29,269	3,327
*	Incyte Corp.	23,656	3,251
	CR Bard Inc.	10,103	3,241
*	Vertex Pharmaceuticals
	Inc.	19,761	3,172
*	Illumina Inc.	14,104	2,884
*	Cerner Corp.	41,015	2,780
*	Mettler-Toledo
	International Inc.	3,632	2,198
	Zimmer Biomet Holdings
	Inc.	17,905	2,046
*	IDEXX Laboratories Inc.	12,295	1,911
	Agilent Technologies Inc.	29,213	1,891
*	Align Technology Inc.	10,512	1,858
*	Quintiles IMS Holdings
	Inc.	19,079	1,832
*	HCA Healthcare Inc.	20,294	1,596
*	Varian Medical Systems
	Inc.	12,958	1,377
*	Waters Corp.	7,390	1,356
	Quest Diagnostics Inc.	11,902	1,290
	Cooper Cos. Inc.	4,898	1,229
*	Laboratory Corp. of
	America Holdings	7,799	1,223
	ResMed Inc.	12,980	1,007
*	Hologic Inc.	23,349	901
	Universal Health Services
	Inc. Class B	5,634	609
*	Envision Healthcare Corp.	6,802	356
			267,809
Industrials (11.0%)
	General Electric Co.	571,020	14,019
	Boeing Co.	52,468	12,575
	3M Co.	56,692	11,583
	United Parcel Service Inc.
	Class B	96,089	10,989
	Lockheed Martin Corp.	34,727	10,605
	Honeywell International
	Inc.	62,748	8,676
	Union Pacific Corp.	77,725	8,184
	General Dynamics Corp.	39,549	7,963
	FedEx Corp.	34,317	7,357
	Northrop Grumman Corp.	24,355	6,630
	Illinois Tool Works Inc.	43,374	5,964
	Caterpillar Inc.	42,740	5,022
	Raytheon Co.	27,207	4,952

			Market
			Value•
		Shares	($000)
	Southwest Airlines Co.	84,355	4,398
	Waste Management Inc.	56,704	4,372
	CSX Corp.	81,018	4,067
	Cummins Inc.	21,559	3,436
	Ingersoll-Rand plc	35,718	3,050
	Rockwell Automation Inc.	17,974	2,949
	Fortive Corp.	41,969	2,727
	Emerson Electric Co.	41,259	2,436
*	United Continental
	Holdings Inc.	39,312	2,436
	Equifax Inc.	16,733	2,384
	Deere & Co.	20,070	2,327
	Republic Services Inc.
	Class A	32,019	2,089
	Parker-Hannifin Corp.	12,635	2,033
	Rockwell Collins Inc.	14,272	1,870
	Roper Technologies Inc.	7,817	1,803
	TransDigm Group Inc.	6,798	1,772
*	Verisk Analytics Inc.
	Class A	21,556	1,747
	Fastenal Co.	40,355	1,722
	PACCAR Inc.	25,484	1,690
	Cintas Corp.	12,022	1,623
	Xylem Inc.	25,072	1,556
	Stanley Black & Decker
	Inc.	10,244	1,475
*	United Rentals Inc.	11,791	1,392
	WW Grainger Inc.	7,470	1,214
	JB Hunt Transport
	Services Inc.	12,115	1,198
	AO Smith Corp.	20,420	1,137
	Acuity Brands Inc.	6,122	1,082
	Masco Corp.	27,577	1,014
	Nielsen Holdings plc	25,669	997
	Fortune Brands Home
	& Security Inc.	15,217	952
	L3 Technologies Inc.	4,880	886
	Expeditors International
	of Washington Inc.	15,693	880
	Alaska Air Group Inc.	10,992	821
*	Quanta Services Inc.	20,978	754
	CH Robinson Worldwide
	Inc.	9,800	692
	Allegion plc	8,517	670
	Snap-on Inc.	4,290	633
*	IHS Markit Ltd.	12,351	579
			183,382
Information Technology (36.4%)
	Apple Inc.	727,372	119,289
	Microsoft Corp.	1,077,073	80,533
*	Facebook Inc. Class A	329,760	56,709
*	Alphabet Inc. Class A	41,522	39,663
*	Alphabet Inc. Class C	41,628	39,102

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Visa Inc. Class A	257,567	26,663
	Mastercard Inc. Class A	130,858	17,443
	Broadcom Ltd.	55,994	14,114
	NVIDIA Corp.	83,008	14,065
	Oracle Corp.	243,046	12,233
	Texas Instruments Inc.	138,995	11,512
	Accenture plc Class A	86,507	11,312
	Intel Corp.	315,333	11,059
	QUALCOMM Inc.	206,115	10,774
*	Adobe Systems Inc.	69,015	10,708
	International Business
	Machines Corp.	67,985	9,724
*	PayPal Holdings Inc.	155,855	9,613
*	salesforce.com Inc.	93,283	8,908
	Applied Materials Inc.	149,844	6,761
	Automatic Data
	Processing Inc.	62,418	6,646
	Activision Blizzard Inc.	96,731	6,342
*	Electronic Arts Inc.	43,252	5,255
	Intuit Inc.	33,957	4,803
	Fidelity National
	Information Services Inc.	46,120	4,285
	Analog Devices Inc.	51,202	4,284
	Cognizant Technology
	Solutions Corp. Class A	57,520	4,071
	Lam Research Corp.	22,564	3,745
	Corning Inc.	128,380	3,692
*	Fiserv Inc.	29,629	3,665
	Amphenol Corp. Class A	42,789	3,463
	Microchip Technology Inc.	32,004	2,778
	Skyworks Solutions Inc.	25,732	2,711
*	Red Hat Inc.	24,849	2,671
	Paychex Inc.	44,644	2,546
	Harris Corp.	16,951	2,083
*	Autodesk Inc.	17,893	2,048
	KLA-Tencor Corp.	21,820	2,044
	Global Payments Inc.	21,254	2,030
	Motorola Solutions Inc.	22,991	2,026
*	eBay Inc.	54,739	1,978
	TE Connectivity Ltd.	24,682	1,965
	DXC Technology Co.	20,847	1,772
*	Synopsys Inc.	20,970	1,686
*	Citrix Systems Inc.	21,015	1,644
	Total System Services Inc.	23,055	1,594
*	Gartner Inc.	12,588	1,518
	Xilinx Inc.	22,653	1,496
*	Advanced Micro Devices
	Inc.	107,859	1,402
*	VeriSign Inc.	12,276	1,274
	Symantec Corp.	42,273	1,267
*	Akamai Technologies Inc.	23,962	1,130
*	F5 Networks Inc.	9,042	1,079

			Market
			Value•
		Shares	($000)
	Alliance Data Systems
	Corp.	4,657	1,050
*	ANSYS Inc.	7,395	953
	NetApp Inc.	23,641	914
	Juniper Networks Inc.	29,808	827
	Western Union Co.	43,450	822
	FLIR Systems Inc.	13,163	500
	CSRA Inc.	9,678	305
			606,549
Materials (2.1%)
	Monsanto Co.	41,016	4,807
	Praxair Inc.	22,282	2,931
	Newmont Mining Corp.	74,220	2,846
	Ecolab Inc.	20,030	2,670
	Sherwin-Williams Co.	7,800	2,646
	Air Products & Chemicals
	Inc.	17,275	2,511
	Vulcan Materials Co.	18,437	2,236
	PPG Industries Inc.	18,930	1,975
	Martin Marietta Materials
	Inc.	8,782	1,862
	Albemarle Corp.	15,565	1,810
*	Freeport-McMoRan Inc.	112,768	1,667
	Packaging Corp. of
	America	13,143	1,477
	Nucor Corp.	26,262	1,447
	EI du Pont de Nemours
	& Co.	15,130	1,270
	FMC Corp.	12,260	1,057
	International Flavors
	& Fragrances Inc.	6,410	877
	Sealed Air Corp.	14,445	641
	Avery Dennison Corp.	6,643	626
			35,356
Real Estate (4.0%)
	American Tower Corp.	59,293	8,778
	Equinix Inc.	10,870	5,092
	Prologis Inc.	73,983	4,688
	Simon Property Group
	Inc.	28,746	4,509
	Crown Castle
	International Corp.	36,509	3,959
	Welltower Inc.	51,083	3,740
	AvalonBay Communities
	Inc.	19,223	3,609
	Public Storage	13,527	2,778
	Digital Realty Trust Inc.	22,239	2,632
	Equity Residential	34,319	2,304
*	SBA Communications
	Corp. Class A	12,960	1,990
	Ventas Inc.	28,220	1,931
	Host Hotels & Resorts
	Inc.	103,201	1,870

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Boston Properties Inc.	13,952	1,683
	GGP Inc.	80,969	1,680
	Alexandria Real Estate
	Equities Inc.	12,659	1,536
	Duke Realty Corp.	49,608	1,474
	UDR Inc.	37,304	1,448
	Extra Space Storage Inc.	17,566	1,364
	Realty Income Corp.	23,566	1,356
	Essex Property Trust Inc.	4,839	1,287
	Kimco Realty Corp.	59,382	1,165
	Mid-America Apartment
	Communities Inc.	9,650	1,027
	Apartment Investment
	& Management Co.	21,764	987
	Vornado Realty Trust	12,016	895
	Regency Centers Corp.	12,856	827
	Federal Realty Investment
	Trust	6,349	806
	Iron Mountain Inc.	19,377	764
*	CBRE Group Inc. Class A	18,579	670
*	JBG SMITH Properties	35	1
			66,850
Telecommunication Services (1.0%)
	Verizon Communications
	Inc.	301,625	14,469
*	Level 3 Communications
	Inc.	22,869	1,245
			15,714
Utilities (0.8%)
	NextEra Energy Inc.	32,004	4,817
	Dominion Energy Inc.	41,242	3,249
	American Water Works
	Co. Inc.	24,860	2,011
	WEC Energy Group Inc.	22,894	1,493
	CenterPoint Energy Inc.	34,633	1,026
	Alliant Energy Corp.	14,848	634
			13,230
Total Common Stocks
(Cost $1,307,622)			1,658,483

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.4%)[1]
	Money Market Fund (0.3%)
[2,3]	Vanguard Market
	Liquidity Fund,
	1.224%	50,288	5,030

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.1%)
4	United States
	Treasury Bill,
	0.923%, 9/21/17	100	100
4	United States
	Treasury Bill,
	0.980%, 10/5/17	100	100
4	United States
	Treasury Bill,
	1.036%%–1.079%,
	11/2/17	520	519
			719
Total Temporary Cash Investments
	(Cost $5,748)		5,749
	Total Investments (100.0%)
	(Cost $1,313,370)		1,664,232

			Amount
			($000)
Other Assets and Liabilities (0.0%)
	Other Assets
	Investment in Vanguard		105
Receivables for Investment Securities Sold 3,786
Receivables for Accrued Income			2,629
Receivables for Capital Shares Issued			4
	Variation Margin Receivable—
	Futures Contracts		41
	Total Other Assets		6,565
	Liabilities
Payables for Investment Securities
	Purchased		(5,796)
	Collateral for Securities on Loan		(255)
	Payables to Vanguard		(355)
	Other Liabilities		(3)
	Total Liabilities		(6,409)
	Net Assets (100%)		1,664,388

S&P 500 Growth Index Fund

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,334,002
Undistributed Net Investment Income	5,002
Accumulated Net Realized Losses	(25,540)
Unrealized Appreciation (Depreciation)
Investment Securities	350,862
Futures Contracts	62
Net Assets	1,664,388

ETF Shares—Net Assets
Applicable to 13,025,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,664,388
Net Asset Value Per Share—
ETF Shares	$127.78

• See Note A in Notes to Financial Statements.
*Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $242,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and
-0.1%, respectively, of net assets.
2 Includes $255,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Securities with a value of $350,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2017	58	7,163	62

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P 500 Growth Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	23,258
Interest[1]	30
Securities Lending—Net	29
Total Income	23,317
Expenses
The Vanguard Group—Note B
Investment Advisory Services	282
Management and Administrative	1,498
Marketing and Distribution	82
Custodian Fees	44
Auditing Fees	35
Shareholders’ Reports and Proxy	79
Trustees’ Fees and Expenses	1
Total Expenses	2,021
Net Investment Income	21,296
Realized Net Gain (Loss)
Investment Securities Sold[1]	17,172
Futures Contracts	427
Realized Net Gain (Loss)	17,599
Change in Unrealized Appreciation (Depreciation)
Investment Securities	205,535
Futures Contracts	42
Change in Unrealized Appreciation (Depreciation)	205,577
Net Increase (Decrease) in Net Assets Resulting from Operations	244,472

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $28,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

35

S&P 500 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,296	12,234
Realized Net Gain (Loss)	17,599	(12,411)
Change in Unrealized Appreciation (Depreciation)	205,577	90,333
Net Increase (Decrease) in Net Assets Resulting from Operations	244,472	90,156
Distributions
Net Investment Income	(19,314)	(10,749)
Realized Capital Gain	—	—
Total Distributions	(19,314)	(10,749)
Capital Share Transactions
Issued	455,621	409,258
Issued in Lieu of Cash Distributions	—	—
Redeemed	(47,587)	(27,919)
Net Increase (Decrease) from Capital Share Transactions	408,034	381,339
Total Increase (Decrease)	633,192	460,746
Net Assets
Beginning of Period	1,031,196	570,450
End of Period[1]	1,664,388	1,031,196

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,002,000 and $3,020,000.

See accompanying Notes, which are an integral part of the Financial Statements.

36

S&P 500 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$109.12	$99.21	$96.99	$77.29	$68.43
Investment Operations
Net Investment Income	1.841[1]	1.565	1.523	1.257	1.291
Net Realized and Unrealized Gain (Loss)
on Investments	18.527	9.857	2.193	19.715	8.848
Total from Investment Operations	20.368	11.422	3.716	20.972	10.139
Distributions
Dividends from Net Investment Income	(1.708)	(1.512)	(1.496)	(1.272)	(1.279)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.708)	(1.512)	(1.496)	(1.272)	(1.279)
Net Asset Value, End of Period	$127.78	$109.12	$99.21	$96.99	$77.29

Total Return	18.85%	11.62%	3.80%	27.33%	15.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,664	$1,031	$570	$325	$147
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.57%	1.59%	1.62%	1.56%	1.81%
Portfolio Turnover Rate[2]	19%	20%	21%	23%	24%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

37

S&P 500 Growth Index Fund

Notes to Financial Statements

Vanguard S&P 500 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of August 31, 2017.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

38

S&P 500 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

39

S&P 500 Growth Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $105,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,658,483	—	—
Temporary Cash Investments	5,030	719	—
Futures Contracts—Assets[1]	41	—	—
Total	1,663,554	719	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

40

S&P 500 Growth Index Fund

During the year ended August 31, 2017, the fund realized $21,639,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $5,244,000 of ordinary income available for distribution. The fund had available capital losses totaling $25,477,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $1,313,370,000. Net unrealized appreciation of investment securities for tax purposes was $350,862,000, consisting of unrealized gains of $375,107,000 on securities that had risen in value since their purchase and $24,245,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $708,155,000 of investment securities and sold $300,425,000 of investment securities, other than temporary cash investments. Purchases and sales include $435,418,000 and $47,057,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2017, such purchases and sales were $83,068,000 and $22,785,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital shares issued and redeemed were:
	Year Ended August 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	3,975	3,975
Issued in Lieu of Cash Distributions	—	—
Redeemed	(400)	(275)
Net Increase (Decrease) in Shares Outstanding	3,575	3,700

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 17, 2017

42

Special 2017 tax information (unaudited) for Vanguard S&P 500 Index Funds

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
S&P 500 Value Index	14,369
S&P 500 Growth Index	19,314

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P 500 Value Index	97.3%
S&P 500 Growth Index	98.7

43

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P 500 Value and Growth Index Funds
Periods Ended August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P 500 Value Index Fund ETF Shares
Returns Before Taxes	12.19%	13.02%	13.04%
Returns After Taxes on Distributions	11.58	12.45	12.55
Returns After Taxes on Distributions and Sale of
Fund Shares	7.36	10.36	10.61

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P 500 Growth Index Fund ETF Shares
Returns Before Taxes	18.85%	15.06%	16.04%
Returns After Taxes on Distributions	18.44	14.66	15.68
Returns After Taxes on Distributions and Sale of
Fund Shares	10.95	12.07	13.22

44

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

45

Six Months Ended August 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2017	8/31/2017	Period
Based on Actual Fund Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,003.87	$0.76
Institutional Shares	1,000.00	1,004.57	0.45
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,099.88	$0.79
Based on Hypothetical 5% Yearly Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,024.11	$0.77
Institutional Shares	1,000.00	1,024.41	0.46
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,024.11	$0.77

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios that period are: for the S&P 500 Value Index Fund, 0.15% for ETF Shares and 0.09% for Institutional Shares; and for the S&P 500 Growth Index Fund, 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days the most recent 12-month period (184/365).

46

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception in 2010, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

47

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board also concluded that the S&P 500 Growth Index Fund’s advisory expenses were well below the advisory expenses of funds in its peer group, while the S&P 500 Value Index Fund’s advisory expenses were reasonable compared with the advisory expenses of funds in its peer group. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

48

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

49

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

50

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

51

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Direct Investor Account Services > 800-662-2739	(“SPDJI”), and has been licensed for use by Vanguard.
Standard & Poor’s® and S&P® are registered
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Who Are Deaf or Hard of Hearing> 800-749-7273	Jones Trademark Holdings LLC (“Dow Jones”); S&P®
and S&P 500® are trademarks of S&P; and these
This material may be used in conjunction	trademarks have been licensed for use by SPDJI and
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or promoted by SPDJI, Dow Jones, S&P, or their
the fund’s current prospectus.	respective affiliates and none of such parties make any
All comparative mutual fund data are from Lipper, a	representation regarding the advisability of investing in
Thomson Reuters Company, or Morningstar, Inc., unless	such product(s) nor do they have any liability for any
otherwise noted.	errors, omissions, or interruptions of the index.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18400 102017

Annual Report | August 31, 2017

Vanguard S&P Small-Cap 600 Index Funds

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
S&P Small-Cap 600 Index Fund.	8
S&P Small-Cap 600 Value Index Fund.	31
S&P Small-Cap 600 Growth Index Fund.	51
Your Fund’s After-Tax Returns.	69
About Your Fund’s Expenses.	70
Trustees Approve Advisory Arrangements.	72
Glossary.	74

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Small-capitalization growth stocks generally outperformed their value counterparts for the 12 months ended August 31, 2017. The performance of the Vanguard S&P Small-Cap 600 Index Funds reflected this trend.

• Results ranged from about 12% for the Value Index Fund to almost 14% for the Growth Index Fund. Vanguard S&P Small-Cap 600 Index Fund, which includes both value and growth stocks, returned about 13%.

• All three funds closely tracked their target indexes. The Index and Value Index Funds exceeded the average returns of their peers, while the Growth Index Fund trailed its peer average.

• The information technology sector was the leading contributor for all three funds. Financials, industrials, health care, and materials stocks were also among the better performers.

• All three funds posted negative returns in the energy sector as oil prices have mostly sagged this calendar year.

Total Returns: Fiscal Year Ended August 31, 2017
Total
Returns
Vanguard S&P Small-Cap 600 Index Fund
ETF Shares
Market Price	13.18%
Net Asset Value	13.18
Institutional Shares	13.26
S&P SmallCap 600 Index	13.11
Small-Cap Core Funds Average	12.74
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares
Market Price	12.12%
Net Asset Value	12.11
Institutional Shares	12.25
S&P SmallCap 600 Value Index	12.14
Small-Cap Value Funds Average	11.02
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total
Returns
Vanguard S&P Small-Cap 600 Growth Index Fund
ETF Shares
Market Price	13.59%
Net Asset Value	13.67
S&P SmallCap 600 Growth Index	13.86
Small-Cap Growth Funds Average	15.61

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2017
Average
Annual Return
S&P Small-Cap 600 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	15.33%
S&P SmallCap 600 Index	15.47
Small-Cap Core Funds Average	12.42
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
S&P Small-Cap 600 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	14.57%
S&P SmallCap 600 Value Index	14.77
Small-Cap Value Funds Average	12.06
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
S&P Small-Cap 600 Growth Index Fund ETF Shares Net Asset Value (Returns since inception:
9/7/2010)	15.95%
S&P SmallCap 600 Growth Index	16.16
Small-Cap Growth Funds Average	13.07
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P Small-Cap 600 Index Fund	0.15%	0.08%	1.24%
S&P Small-Cap 600 Value Index Fund	0.20	0.08	1.32
S&P Small-Cap 600 Growth Index Fund	0.20	—	1.34

The fund expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For fiscal year ended August 31, 2017, the funds’ expense ratios were: for the S&P Small-Cap 600 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the S&P Small-Cap 600 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the S&P Small-Cap 600 Index Fund, Small-Cap Core Funds; for the S&P Small-Cap 600 Value Index Fund, Small-Cap Value Funds; and for the S&P Small-Cap 600 Growth Index Fund, Small-Cap Growth Funds.

3

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

Since mid-August we’ve been reaching out to you about the proposals put forth by the Vanguard funds that, if approved, will enable us to manage the funds more efficiently and effectively. As the November deadline for voting approaches, I’d like to offer some perspective on a few of the proposals that I believe are important to the way Vanguard operates and manages your investments. I hope you consider this information and promptly cast your ballot.

Your biggest advocate

The main driver for this proxy solicitation is to ask all our fund shareholders to elect a full slate of trustees who oversee each U.S.-based Vanguard mutual fund. These trustees serve an important role, making sure your funds are managed in your best interests. This includes monitoring fund performance, approving advisory agreements, and ensuring that we’re keeping your investment costs as low as possible. Simply put, they are your biggest advocate.

Each trustee brings a variety of skills and professional experiences that contribute to the board’s strength and diversity. Of the 12 nominees, nine currently serve on the board, and three are new. If elected, the new board would include ten independent members, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

4

These are the proposed new trustees:

• Sarah Bloom Raskin is a former member of the Federal Reserve Board of Governors and former deputy secretary of the U.S. Treasury Department. She is an expert in cybersecurity—a critically important issue at Vanguard, as we place a premium on protecting clients’ assets and sensitive data.

• Deanna Mulligan is chief executive officer of The Guardian Life Insurance Company of America. It’s rare to find a CEO such as Deanna who leads a company with a mutual ownership structure similar to Vanguard’s.

• Tim Buckley is president and a director of Vanguard and will succeed me in January as CEO. (I’ll remain chairman for a period to be determined by the board.) I interviewed Tim when he applied for his first job here in 1991 and again when he was graduating from Harvard Business School. I was thrilled he picked Vanguard as a place to build his career, and I’ve been delighted to see him take on several leadership positions, including as head of our Retail Investor Group, chief information officer, and chief investment officer. I can think of no one better prepared to succeed me.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.16%	9.21%	14.37%
Russell 2000 Index (Small-caps)	14.91	7.67	13.15
Russell 3000 Index (Broad U.S. market)	16.06	9.08	14.27
FTSE All-World ex US Index (International)	18.74	2.80	7.76

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.49%	2.64%	2.19%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.88	3.40	3.23
Citigroup Three-Month U.S. Treasury Bill Index	0.58	0.25	0.16

CPI
Consumer Price Index	1.94%	1.06%	1.28%

5

Vanguard believes that diversity of thought, background, and experience, as well as diversity of personal characteristics, meaningfully contributes to the board’s ability to effectively serve shareholders. If Sarah and Deanna are elected, women will account for 40% of the board’s independent trustees.

I should note that even as Vanguard is nominating three new board members, we’re saying goodbye to trustee Rajiv Gupta. Rajiv was a legendary CEO of Rohm and Haas Co., and Vanguard and our clients have benefited greatly from his expertise. I wish him a happy retirement.

Summarizing the proposals

Among the trustees’ leading responsibilities is overseeing the funds’ internal and external investment advisory agreements. The trustees, in consultation with our Global Investment Committee and our Portfolio Review Department, choose the investment advisors that manage client assets. Over decades, we have built a strong track record of picking advisors whose portfolio management strategies have served clients well.

Two proposals in the proxy focus on this oversight responsibility. Shareholders of 48 Vanguard funds have already voted to allow the board to make external advisor changes without obtaining prior shareholder approval. The new proposals would extend that policy across our entire U.S.-based fund lineup and expand it to include internal advisory agreements with Vanguard subsidiaries. Eliminating the need for shareholder approval removes a step that is costly and time-consuming if done frequently or on an individual fund basis. Although there are no current plans to employ the policy on any Vanguard-managed funds, standardizing it enables the trustees to retain an advisory firm to diversify a fund’s management team or ensure management continuity should a contingency arise.

I also encourage shareholders of several specific Vanguard index funds to read the proxy proposals that affect those funds. One proposal would change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to include real estate-related securities, aligning the funds with updated industry-sector classification methodology. Another proposal seeks to change the diversification status of the REIT Index Fund to enable it to better track its benchmark. Finally, we seek your approval of the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund. If approved, this arrangement would then be standardized across Vanguard’s entire publicly available U.S. mutual fund lineup. It should also reduce costs and minimum initial investment requirements in select share classes.

6

At the ballot box

We hope you’ll make it a priority to cast your ballot. We want to avoid the added time and cost of soliciting sufficient votes should we not obtain a quorum by the shareholder meeting on November 15, when voting concludes. Ultimately, we believe the proposals I’ve discussed are in your best interest as Vanguard fund shareholders, and the trustees recommend that you vote in favor of them. For more information, visit vanguard.com and enter the search term “proxy.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

September 14, 2017

S&P Small-Cap 600 Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VIOO	VSMSX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.20%	1.27%

Portfolio Characteristics
			DJ
			U.S.
			Total
		S&P	Market
		SmallCap	FA
	Fund 600 Index		Index
Number of Stocks	603	601	3,769
Median Market Cap	$1.6B	$1.6B	$63.1B
Price/Earnings Ratio	23.4x	23.4x	21.6x
Price/Book Ratio	2.1x	2.1x	2.8x
Return on Equity	8.9%	8.9%	15.1%
Earnings Growth Rate	7.8%	7.6%	9.4%
Dividend Yield	1.3%	1.3%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	22%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
		DJ
	S&P	U.S. Total
	SmallCap	Market
	600 Index	FA Index
R-Squared	1.00	0.66
Beta	1.00	1.11
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings(% of total net assets)
MKS Instruments Inc.	Semiconductor
	Equipment	0.6%
ALLETE Inc.	Electric Utilities	0.6
Healthcare Services	Diversified Support
Group Inc.	Services	0.5
Spire Inc.	Gas Utilities	0.5
Brink's Co.	Security & Alarm
	Services	0.5
Avista Corp.	Multi-Utilities	0.5
Nektar Therapeutics	Pharmaceuticals	0.5
CACI International Inc.	IT Consulting &
	Other Services	0.5
Chemed Corp.	Health Care Services	0.5
Lumentum Holdings Inc. Communications
	Equipment	0.5
Top Ten		5.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

8

S&P Small-Cap 600 Index Fund

Sector Diversification (% of equity exposure)
			DJ
		S&P	U.S. Total
		SmallCap	Market
	Fund	600 Index	FA Index
Consumer Discretionary 15.5%		15.4%	12.4%
Consumer Staples	3.1	3.1	7.6
Energy	2.5	2.6	5.3
Financials	16.1	16.1	14.7
Health Care	13.0	13.0	14.1
Industrials	18.8	18.8	10.7
Information Technology	15.1	15.1	22.6
Materials	5.2	5.2	3.3
Real Estate	6.3	6.3	4.1
Telecommunication
Services	1.3	1.3	1.9
Utilities	3.1	3.1	3.3

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

9

S&P Small-Cap 600 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/7/2010)	Investment

	S&P Small-Cap 600 Index Fund*ETF
	Shares Net Asset Value	13.18%	14.33%	15.33%	$27,071
	S&P Small-Cap 600 Index Fund*ETF
	Shares Market Price	13.18	14.31	15.33	20,331

• • • • • • • •	S&P SmallCap 600 Index	13.11	14.42	15.47	27,293

– – – –	Small-Cap Core Funds Average	12.74	11.90	12.42	22,643
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	14.71	26,064

Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

S&P Small-Cap 600 Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2017

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(4/1/2011)	Investment
S&P Small-Cap 600 Index Fund Institutional
Shares	13.26%	14.40%	11.69%	$10,165,514

S&P SmallCap 600 Index	13.11	14.42	11.74	10,194,925
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.05	14.19	12.07	10,389,852

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2017
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Index Fund ETF Shares Market
Price	13.18%	95.19%	170.71%
S&P Small-Cap 600 Index Fund ETF Shares Net
Asset Value	13.18	95.30	170.71
S&P SmallCap 600 Index	13.11	96.12	172.93
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2017

S&P Small-Cap 600 Index Fund

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		22.36%	15.35%	16.00%
Net Asset Value		22.50	15.36	16.02
Institutional Shares	4/1/2011	22.57	15.44	12.31

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.

12

S&P Small-Cap 600 Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (15.5%)
	Marriott Vacations
	Worldwide Corp.	47,266	5,500
	ILG Inc.	205,149	5,416
*	Five Below Inc.	106,602	5,071
*	iRobot Corp.	53,037	5,061
	Lithia Motors Inc. Class A	45,994	4,967
	Wolverine World Wide Inc.	187,465	4,930
	LCI Industries	48,195	4,762
*	Steven Madden Ltd.	103,509	4,389
*	TopBuild Corp.	71,658	4,253
*	Dave & Buster’s
	Entertainment Inc.	72,430	4,234
	Boyd Gaming Corp.	159,912	4,228
*,^	Ollie’s Bargain Outlet
	Holdings Inc.	93,367	3,907
*	Dorman Products Inc.	58,388	3,878
	Children’s Place Inc.	34,170	3,627
*	Penn National Gaming Inc.	159,869	3,547
*	Scientific Games Corp.
	Class A	99,639	3,507
*	Cooper-Standard Holdings
	Inc.	34,550	3,475
	Nutrisystem Inc.	57,855	3,142
	Monro Inc.	63,255	3,017
*	Meritage Homes Corp.	73,320	2,984
*	Shutterfly Inc.	65,329	2,978
*	Fox Factory Holding Corp.	67,033	2,681
	Bob Evans Farms Inc.	38,246	2,631
	Callaway Golf Co.	183,154	2,553
	Time Inc.	194,058	2,552
	MDC Holdings Inc.	80,482	2,515
	DSW Inc. Class A	131,636	2,439
	Core-Mark Holding Co. Inc.	89,626	2,425
*	Select Comfort Corp.	80,644	2,381
*	American Axle &
	Manufacturing Holdings
	Inc.	162,706	2,377

			Market
			Value•
		Shares	($000)
*,^	JC Penney Co. Inc.	604,518	2,339
	Group 1 Automotive Inc.	38,967	2,339
*	G-III Apparel Group Ltd.	84,738	2,330
*	Vista Outdoor Inc.	111,320	2,282
	Caleres Inc.	83,985	2,266
*	Installed Building
	Products Inc.	39,162	2,260
	La-Z-Boy Inc.	94,465	2,253
*	Gentherm Inc.	71,066	2,214
*	Cavco Industries Inc.	16,358	2,201
*	Belmond Ltd. Class A	165,403	2,109
*	Lumber Liquidators
	Holdings Inc.	55,391	2,079
	Scholastic Corp.	52,636	2,075
*	Asbury Automotive
	Group Inc.	36,728	1,978
*	EW Scripps Co. Class A	109,949	1,966
	Chico’s FAS Inc.	252,693	1,941
^	Sonic Corp.	82,182	1,924
	Gannett Co. Inc.	221,668	1,882
	Winnebago Industries Inc.	51,780	1,872
	Guess? Inc.	118,603	1,848
^	Wingstop Inc.	56,108	1,818
*	RH	38,742	1,813
	Standard Motor Products
	Inc.	39,195	1,728
	Oxford Industries Inc.	29,287	1,693
^	Abercrombie & Fitch Co.	132,746	1,691
*	Universal Electronics Inc.	28,014	1,640
	World Wrestling
	Entertainment Inc.
	Class A	75,158	1,638
	Strayer Education Inc.	20,304	1,625
^	Sturm Ruger & Co. Inc.	34,475	1,579
	Capella Education Co.	22,465	1,513
	Ethan Allen Interiors Inc.	49,734	1,455
	PetMed Express Inc.	39,732	1,441
	New Media Investment
	Group Inc.	104,376	1,439
*	LGI Homes Inc.	33,506	1,425

13

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	Red Robin Gourmet
	Burgers Inc.	24,927	1,421
	DineEquity Inc.	32,994	1,312
*	Crocs Inc.	143,630	1,283
	Rent-A-Center Inc.	103,292	1,250
*	Career Education Corp.	125,860	1,210
*	M/I Homes Inc.	48,406	1,191
	Tailored Brands Inc.	95,776	1,132
	Ruth’s Hospitality Group
	Inc.	57,678	1,128
*,^	Shake Shack Inc. Class A	36,209	1,120
*,^	William Lyon Homes
	Class A	46,124	1,107
*	BJ’s Restaurants Inc.	34,684	1,044
*	Nautilus Inc.	59,972	981
	Tile Shop Holdings Inc.	64,221	967
*	Motorcar Parts of
	America Inc.	36,293	953
	Sonic Automotive Inc.
	Class A	51,507	932
*	Unifi Inc.	29,893	929
	Marcus Corp.	37,250	928
*	Fiesta Restaurant Group
	Inc.	52,619	916
*	Regis Corp.	68,741	913
	Haverty Furniture Cos.
	Inc.	37,561	881
	Barnes & Noble Inc.	107,908	836
	Movado Group Inc.	29,992	832
*	Genesco Inc.	38,263	809
^	Buckle Inc.	55,351	783
*	MarineMax Inc.	47,575	768
*	Monarch Casino &
	Resort Inc.	21,441	763
*	Fossil Group Inc.	81,733	678
	Finish Line Inc. Class A	78,557	654
	Superior Industries
	International Inc.	43,805	642
*	Chuy’s Holdings Inc.	32,993	620
*	Express Inc.	97,274	620
*	Iconix Brand Group Inc.	110,805	619
	Cato Corp. Class A	46,897	617
*	Biglari Holdings Inc.	1,980	590
*	American Public
	Education Inc.	31,649	584
*	Perry Ellis International Inc.	23,840	520
*	Francesca’s Holdings Corp.	71,105	516
	Shoe Carnival Inc.	24,148	485
*	El Pollo Loco Holdings Inc.	41,787	474
*	FTD Cos. Inc.	33,575	450
*	Zumiez Inc.	34,488	429
^	Fred’s Inc. Class A	69,787	413
*	Barnes & Noble
	Education Inc.	75,385	390

			Market
			Value•
		Shares	($000)
*	Vera Bradley Inc.	37,076	335
*	Kirkland’s Inc.	28,707	331
*	Ascena Retail Group Inc.	144,435	295
^	Big 5 Sporting Goods Corp.	35,335	270
*	Ruby Tuesday Inc.	119,787	258
*	Hibbett Sports Inc.	12,923	159
*	Vitamin Shoppe Inc.	7,785	42
			209,463
Consumer Staples (3.1%)
	Sanderson Farms Inc.	38,715	5,711
*	Darling Ingredients Inc.	318,623	5,544
	B&G Foods Inc.	128,599	3,922
	J&J Snack Foods Corp.	28,970	3,693
	WD-40 Co.	27,210	2,965
	Universal Corp.	49,313	2,821
*	Central Garden & Pet Co.
	Class A	65,712	2,240
*,^	Cal-Maine Foods Inc.	57,626	2,100
	Calavo Growers Inc.	29,841	2,004
	Coca-Cola Bottling Co.
	Consolidated	8,984	1,919
	SpartanNash Co.	73,274	1,806
	Andersons Inc.	51,096	1,627
	Inter Parfums Inc.	33,192	1,309
	Medifast Inc.	21,889	1,239
*	SUPERVALU Inc.	55,403	1,108
	John B Sanfilippo & Son
	Inc.	16,837	1,045
*	Central Garden & Pet Co.	19,827	699
*	Seneca Foods Corp.
	Class A	12,279	366
			42,118
Energy (2.5%)
*	PDC Energy Inc.	108,140	4,253
	US Silica Holdings Inc.	141,140	3,841
*	McDermott International
	Inc.	549,189	3,372
*	SRC Energy Inc.	388,565	3,066
*	Carrizo Oil & Gas Inc.	148,170	1,991
*	Exterran Corp.	61,774	1,714
*	Helix Energy Solutions
	Group Inc.	268,023	1,681
*	Unit Corp.	103,096	1,641
*	Noble Corp. plc	477,563	1,557
	Archrock Inc.	138,566	1,413
*	Newpark Resources Inc.	173,439	1,396
	Green Plains Inc.	72,037	1,336
*	SEACOR Holdings Inc.	31,868	1,223
*,^	Atwood Oceanics Inc.	146,240	961
*	REX American Resources
	Corp.	11,015	954
*	Denbury Resources Inc.	777,807	825
*	Matrix Service Co.	51,670	612
*	Bill Barrett Corp.	149,232	446

14

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	Geospace Technologies
	Corp.	26,314	397
*	Era Group Inc.	38,738	341
	Gulf Island Fabrication Inc.	26,961	302
*,^	CARBO Ceramics Inc.	41,589	273
^	Bristow Group Inc.	28,584	236
*	Contango Oil & Gas Co.	45,017	207
*	Tesco Corp.	44,182	194
*	TETRA Technologies Inc.	72,985	150
*	Cloud Peak Energy Inc.	23,511	74
*	Pioneer Energy Services
	Corp.	6,505	11
			34,467
Financials (16.1%)
	Evercore Inc. Class A	79,369	5,988
	Sterling Bancorp	262,286	5,888
^	Interactive Brokers Group
	Inc.	138,242	5,796
	Selective Insurance Group
	Inc.	112,674	5,679
	ProAssurance Corp.	103,289	5,500
	FirstCash Inc.	93,436	5,485
^	First Financial Bankshares
	Inc.	127,928	5,123
	Glacier Bancorp Inc.	148,218	4,922
	Community Bank System
	Inc.	95,144	4,896
	American Equity
	Investment Life Holding
	Co.	171,690	4,766
	Old National Bancorp	261,879	4,282
	Columbia Banking System
	Inc.	112,867	4,195
	CVB Financial Corp.	198,155	4,102
*	Green Dot Corp. Class A	84,697	4,081
	Great Western Bancorp
	Inc.	113,545	4,079
	Financial Engines Inc.	121,625	4,020
	Hope Bancorp Inc.	245,954	3,970
	RLI Corp.	74,006	3,961
	Independent Bank Corp.	52,684	3,651
	United Community Banks
	Inc.	137,283	3,584
	Astoria Financial Corp.	177,126	3,470
	First Midwest Bancorp Inc.	157,059	3,311
	Apollo Commercial Real
	Estate Finance Inc.	182,466	3,301
*	LendingTree Inc.	14,095	3,255
	Ameris Bancorp	71,840	3,165
	Northwest Bancshares
	Inc.	197,324	3,045
	Simmons First National
	Corp. Class A	57,698	3,012

			Market
			Value•
		Shares	($000)
	Waddell & Reed Financial
	Inc. Class A	161,778	3,011
*,^	BofI Holding Inc.	111,609	2,959
	ServisFirst Bancshares Inc.	85,865	2,929
	Provident Financial
	Services Inc.	117,401	2,917
	LegacyTexas Financial
	Group Inc.	80,697	2,904
	First Financial Bancorp	120,213	2,879
	Banner Corp.	50,736	2,797
	NBT Bancorp Inc.	84,059	2,760
	Horace Mann Educators
	Corp.	78,445	2,757
*	Walker & Dunlop Inc.	54,871	2,644
	Employers Holdings Inc.	62,456	2,632
	Westamerica
	Bancorporation	50,885	2,623
*	PRA Group Inc.	89,672	2,591
	S&T Bancorp Inc.	67,689	2,433
	Navigators Group Inc.	43,333	2,418
	Boston Private Financial
	Holdings Inc.	162,802	2,393
	First Commonwealth
	Financial Corp.	171,193	2,159
	Brookline Bancorp Inc.	148,120	2,125
	WisdomTree
	Investments Inc.	222,071	2,036
*	First BanCorp	357,411	2,030
	AMERISAFE Inc.	37,215	2,002
	Safety Insurance Group
	Inc.	27,686	1,977
	City Holding Co.	30,207	1,913
	Infinity Property &
	Casualty Corp.	21,386	1,892
*	Encore Capital Group Inc.	45,826	1,849
	Tompkins Financial Corp.	23,916	1,816
	Capstead Mortgage Corp.	187,332	1,811
	Banc of California Inc.	97,543	1,809
	United Fire Group Inc.	41,467	1,744
	Southside Bancshares Inc.	52,664	1,721
	Central Pacific Financial
	Corp.	59,294	1,720
	Hanmi Financial Corp.	62,776	1,676
	National Bank Holdings
	Corp. Class A	51,715	1,664
	Stewart Information
	Services Corp.	46,085	1,663
*	Customers Bancorp Inc.	56,208	1,584
	Piper Jaffray Cos.	27,616	1,531
	TrustCo Bank Corp. NY	185,857	1,468
	Northfield Bancorp Inc.	88,170	1,420
*	Donnelley Financial
	Solutions Inc.	63,996	1,370

15

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Universal Insurance
	Holdings Inc.	63,598	1,364
	Virtus Investment
	Partners Inc.	12,855	1,363
*	HomeStreet Inc.	49,018	1,238
	Investment Technology
	Group Inc.	61,476	1,235
	Oritani Financial Corp.	74,884	1,202
	Dime Community
	Bancshares Inc.	60,544	1,147
*	INTL. FCStone Inc.	29,236	1,038
	Maiden Holdings Ltd.	142,585	1,034
	Fidelity Southern Corp.	41,518	908
*	World Acceptance Corp.	11,600	868
*	Opus Bank	35,488	795
*	eHealth Inc.	32,693	794
	Bank Mutual Corp.	82,289	753
	OFG Bancorp	85,849	747
	HCI Group Inc.	16,002	624
	United Insurance Holdings
	Corp.	35,111	553
*	Enova International Inc.	45,827	545
	Greenhill & Co. Inc.	29,602	445
*	EZCORP Inc. Class A	39,359	356
			218,163
Health Care (13.0%)
*	Nektar Therapeutics
	Class A	300,116	6,311
	Chemed Corp.	31,109	6,137
*	Integra LifeSciences
	Holdings Corp.	117,024	5,967
	Cantel Medical Corp.	70,219	5,705
*	Medicines Co.	139,602	5,122
*	Neogen Corp.	73,739	5,081
*	ICU Medical Inc.	29,110	5,075
*	Ligand Pharmaceuticals
	Inc.	36,827	4,746
*	Supernus Pharmaceuticals
	Inc.	97,273	4,455
*	Haemonetics Corp.	101,494	4,366
*	Myriad Genetics Inc.	131,780	4,018
*	Merit Medical Systems Inc.	96,569	3,988
*	Select Medical Holdings
	Corp.	207,921	3,867
*	Magellan Health Inc.	45,884	3,712
*	Omnicell Inc.	71,899	3,688
*	HealthEquity Inc.	85,761	3,668
*	AMN Healthcare Services
	Inc.	92,675	3,461
*	Cambrex Corp.	63,008	3,283
*,^	MiMedx Group Inc.	197,345	3,211
*	Repligen Corp.	71,371	3,117
*	Impax Laboratories Inc.	142,607	3,087
*	Inogen Inc.	31,460	3,014

			Market
			Value•
		Shares	($000)
*	HMS Holdings Corp.	162,304	2,876
*	Amedisys Inc.	54,166	2,830
*	Tivity Health Inc.	65,215	2,556
*	Emergent BioSolutions Inc.	67,928	2,536
*	Integer Holdings Corp.	54,353	2,498
	CONMED Corp.	48,001	2,381
*	OraSure Technologies Inc.	111,776	2,281
*	Varex Imaging Corp.	72,641	2,218
*	Momenta Pharmaceuticals
	Inc.	129,225	2,177
*	BioTelemetry Inc.	58,191	2,162
*	Natus Medical Inc.	64,037	2,152
*	Innoviva Inc.	150,252	2,110
	Abaxis Inc.	43,841	2,026
	Ensign Group Inc.	92,241	1,895
*	LHC Group Inc.	29,011	1,893
*	Acorda Therapeutics Inc.	90,340	1,879
*	PharMerica Corp.	60,686	1,784
	Analogic Corp.	24,172	1,730
*	Orthofix International NV	34,929	1,719
*	Community Health
	Systems Inc.	200,195	1,529
*	Anika Therapeutics Inc.	28,412	1,526
	Luminex Corp.	77,499	1,498
*	Cytokinetics Inc.	98,692	1,466
	US Physical Therapy Inc.	24,442	1,464
*	Diplomat Pharmacy Inc.	85,261	1,428
*	Quality Systems Inc.	89,815	1,415
*	Spectrum Pharmaceuticals
	Inc.	144,350	1,409
	Kindred Healthcare Inc.	167,277	1,355
	Phibro Animal Health
	Corp. Class A	36,346	1,290
*	Heska Corp.	12,421	1,263
	Landauer Inc.	18,822	1,168
*	Providence Service Corp.	22,456	1,164
*	HealthStream Inc.	49,466	1,162
*	Enanta Pharmaceuticals
	Inc.	27,022	1,158
	Meridian Bioscience Inc.	81,783	1,137
*	AMAG Pharmaceuticals
	Inc.	67,865	1,133
*	AngioDynamics Inc.	66,299	1,129
*	Almost Family Inc.	23,116	1,126
*	Amphastar Pharmaceuticals
	Inc.	69,268	1,109
*	SciClone Pharmaceuticals
	Inc.	100,366	1,104
*	CryoLife Inc.	52,953	1,101
*	Lantheus Holdings Inc.	57,087	999
*	CorVel Corp.	18,892	981
*	Albany Molecular
	Research Inc.	43,115	937
	LeMaitre Vascular Inc.	24,495	892

16

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Invacare Corp.	62,623	845
*	Eagle Pharmaceuticals Inc.	15,148	826
*	Cross Country Healthcare
	Inc.	61,687	764
*	ANI Pharmaceuticals Inc.	15,617	750
*	Surmodics Inc.	25,891	673
	Computer Programs &
	Systems Inc.	20,819	627
	Aceto Corp.	58,624	622
*,^	Lannett Co. Inc.	35,152	617
*,^	Sucampo Pharmaceuticals
	Inc. Class A	48,841	574
*	Depomed Inc.	77,309	470
*	Progenics Pharmaceuticals
	Inc.	64,303	433
*	Quorum Health Corp.	400	2
			175,928
Industrials (18.8%)
	Healthcare Services Group
	Inc.	141,182	7,228
	Brink’s Co.	87,717	6,881
	Barnes Group Inc.	96,647	6,042
	John Bean Technologies
	Corp.	61,172	5,426
*	Moog Inc. Class A	62,441	4,793
	ABM Industries Inc.	107,704	4,785
	Tetra Tech Inc.	110,570	4,710
*	WageWorks Inc.	76,492	4,509
*	On Assignment Inc.	94,002	4,484
*	Mercury Systems Inc.	92,843	4,480
*	Hawaiian Holdings Inc.	103,762	4,446
	Hillenbrand Inc.	121,829	4,355
*	Trex Co. Inc.	56,879	4,323
	Applied Industrial
	Technologies Inc.	75,507	4,304
	UniFirst Corp.	29,914	4,296
*	Aerojet Rocketdyne
	Holdings Inc.	144,249	4,274
	Matthews International
	Corp. Class A	62,295	3,753
	Korn/Ferry International	111,091	3,701
	SkyWest Inc.	100,097	3,473
	Universal Forest Products
	Inc.	39,696	3,462
	Simpson Manufacturing
	Co. Inc.	78,620	3,442
	Exponent Inc.	50,053	3,409
*	Proto Labs Inc.	47,159	3,386
	Watts Water Technologies
	Inc. Class A	53,938	3,328
	Mueller Industries Inc.	111,444	3,324
*	Atlas Air Worldwide
	Holdings Inc.	48,877	3,265
	Brady Corp. Class A	92,401	3,082

			Market
			Value•
		Shares	($000)
	Forward Air Corp.	58,460	3,038
	Allegiant Travel Co. Class A	25,429	3,001
	Albany International Corp.	55,916	2,997
	Insperity Inc.	36,280	2,913
	EnPro Industries Inc.	41,324	2,912
	Franklin Electric Co. Inc.	74,598	2,876
	Actuant Corp. Class A	116,448	2,801
*	Saia Inc.	49,237	2,784
*	SPX FLOW Inc.	82,526	2,762
	ESCO Technologies Inc.	50,300	2,739
*	FTI Consulting Inc.	80,627	2,734
*	Harsco Corp.	156,471	2,676
	Kaman Corp.	52,967	2,597
	Mobile Mini Inc.	85,533	2,587
	Triumph Group Inc.	96,735	2,544
*	Hub Group Inc. Class A	64,775	2,491
	AAON Inc.	76,335	2,488
	Wabash National Corp.	117,356	2,467
	AZZ Inc.	50,390	2,464
	Comfort Systems USA Inc.	72,311	2,462
	Apogee Enterprises Inc.	55,688	2,434
	Greenbrier Cos. Inc.	55,413	2,377
	Standex International Corp.	24,682	2,356
	Interface Inc. Class A	121,537	2,309
*	Patrick Industries Inc.	30,808	2,280
*	American Woodmark Corp.	27,014	2,237
	AAR Corp.	61,864	2,231
*,^	Axon Enterprise Inc.	102,029	2,215
	Federal Signal Corp.	116,666	2,180
	US Ecology Inc.	42,231	2,171
	Viad Corp.	39,439	2,167
	Matson Inc.	83,663	2,158
	Tennant Co.	34,746	2,118
	Cubic Corp.	48,333	2,076
	Multi-Color Corp.	25,590	2,042
*	Chart Industries Inc.	59,454	2,006
*	SPX Corp.	82,724	1,994
*	Aerovironment Inc.	39,976	1,960
	Raven Industries Inc.	69,847	1,956
	Heartland Express Inc.	83,825	1,858
	Astec Industries Inc.	37,078	1,842
	Lindsay Corp.	20,746	1,796
*	Gibraltar Industries Inc.	61,207	1,790
	Briggs & Stratton Corp.	83,480	1,748
	Encore Wire Corp.	40,190	1,724
*	TrueBlue Inc.	83,064	1,699
	Alamo Group Inc.	18,332	1,682
	General Cable Corp.	96,864	1,642
*	Lydall Inc.	33,477	1,573
	CIRCOR International Inc.	32,194	1,546
*	Navigant Consulting Inc.	92,231	1,414
*	Aegion Corp. Class A	64,833	1,405
	ArcBest Corp.	46,594	1,384

17

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Quanex Building Products
	Corp.	66,727	1,308
	Marten Transport Ltd.	74,885	1,284
	Shares	Market
*	PGT Innovations Inc.	95,861	1,265
	RR Donnelley & Sons Co.	136,676	1,261
	Kelly Services Inc. Class A	56,677	1,226
	Griffon Corp.	60,569	1,124
*	Engility Holdings Inc.	34,467	1,071
	LSC Communications Inc.	66,275	1,068
	National Presto Industries
	Inc.	9,655	962
	Insteel Industries Inc.	33,989	852
*	MYR Group Inc.	32,043	827
	Titan International Inc.	94,384	810
	Resources Connection Inc.	57,732	736
	Heidrick & Struggles
	International Inc.	36,489	666
*	Veritiv Corp.	22,075	618
*	Vicor Corp.	31,511	613
*	DXP Enterprises Inc.	18,814	510
	Powell Industries Inc.	16,635	474
	Essendant Inc.	37,748	448
*	Roadrunner Transportation
	Systems Inc.	59,247	443
*	Team Inc.	27,594	341
*	Orion Group Holdings Inc.	54,441	329
*	Echo Global Logistics Inc.	21,624	329
*	CDI Corp.	27,432	225
			254,454
Information Technology (15.1%)
	MKS Instruments Inc.	104,657	8,619
*	CACI International Inc.
	Class A	47,307	6,140
*	Lumentum Holdings Inc.	107,641	6,119
*	Stamps.com Inc.	30,470	5,827
*	Advanced Energy
	Industries Inc.	76,937	5,658
*	Sanmina Corp.	146,115	5,472
*	Semtech Corp.	127,163	4,781
*	Itron Inc.	65,047	4,722
*	Viavi Solutions Inc.	439,088	4,408
	TiVo Corp.	234,369	4,289
	Power Integrations Inc.	57,443	4,185
*	Rogers Corp.	35,068	4,157
*	Anixter International Inc.	55,279	4,080
*	II-VI Inc.	106,252	3,809
*	ExlService Holdings Inc.	65,149	3,667
	Brooks Automation Inc.	134,738	3,513
	Cabot Microelectronics
	Corp.	48,860	3,499
*	Plexus Corp.	65,233	3,397
*	Electronics For Imaging Inc.	89,904	3,197
	Progress Software Corp.	93,391	3,136
*	Benchmark Electronics Inc.	96,228	3,127

			Market
			Value•
		Shares	($000)
*	NETGEAR Inc.	62,792	3,014
	Methode Electronics Inc.	71,775	2,936
*	OSI Systems Inc.	34,334	2,852
*	Fabrinet	72,226	2,805
*	Rambus Inc.	216,179	2,804
*	Insight Enterprises Inc.	69,172	2,772
*	Qualys Inc.	58,041	2,757
*	Gigamon Inc.	60,948	2,618
*	Kulicke & Soffa Industries
	Inc.	137,351	2,614
	Xperi Corp.	95,658	2,607
	Badger Meter Inc.	56,334	2,586
	CSG Systems International
	Inc.	65,375	2,531
*	8x8 Inc.	177,286	2,509
	Ebix Inc.	42,102	2,429
*	TTM Technologies Inc.	165,367	2,355
*	MicroStrategy Inc. Class A	18,204	2,348
*	Cardtronics plc Class A	88,311	2,294
*	MaxLinear Inc.	102,184	2,207
*	ePlus Inc.	25,481	2,133
*	Bottomline Technologies
	de Inc.	69,951	2,120
*	Diodes Inc.	73,954	2,081
*,^	Oclaro Inc.	246,028	2,069
	ADTRAN Inc.	93,520	2,067
*	SPS Commerce Inc.	33,272	2,027
*,^	Applied Optoelectronics
	Inc.	34,193	2,021
*	Sykes Enterprises Inc.	75,710	2,018
	ManTech International
	Corp. Class A	49,555	1,993
	NIC Inc.	120,460	1,970
*	Super Micro Computer Inc.	73,505	1,957
*	Virtusa Corp.	53,625	1,948
*	ScanSource Inc.	49,009	1,924
*	Veeco Instruments Inc.	92,856	1,755
*	Blucora Inc.	76,531	1,745
*	CEVA Inc.	41,637	1,688
	MTS Systems Corp.	32,444	1,570
*	SolarEdge Technologies
	Inc.	56,269	1,505
	Monotype Imaging
	Holdings Inc.	81,179	1,482
	CTS Corp.	63,592	1,431
*	LivePerson Inc.	104,086	1,395
*	Rudolph Technologies Inc.	61,374	1,363
*	Barracuda Networks Inc.	55,792	1,351
*	CalAmp Corp.	68,676	1,273
*	Nanometrics Inc.	49,016	1,264
*	Perficient Inc.	68,244	1,249
*	Shutterstock Inc.	37,115	1,246
	TeleTech Holdings Inc.	30,138	1,196
*	FARO Technologies Inc.	32,433	1,117
*	Cray Inc.	55,739	1,051

18

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	Synchronoss Technologies
	Inc.	56,724	952
	Cohu Inc.	49,397	927
	Comtech
	Telecommunications Corp.	45,779	896
*	XO Group Inc.	47,377	882
*	Control4 Corp.	35,313	874
	Forrester Research Inc.	19,014	775
	Daktronics Inc.	78,139	752
*	VASCO Data Security
	International Inc.	58,653	736
	Park Electrochemical Corp.	36,875	670
*	Electro Scientific
	Industries Inc.	49,052	604
*	DSP Group Inc.	43,169	514
*	Harmonic Inc.	156,574	509
*	Kopin Corp.	118,853	478
*	Digi International Inc.	51,745	476
	Bel Fuse Inc. Class B	17,125	437
*	QuinStreet Inc.	70,223	376
*	Agilysys Inc.	29,747	306
*	Liquidity Services Inc.	48,470	276
	Black Box Corp.	30,570	92
*	DHI Group Inc.	450	1
			204,382
Materials (5.2%)
*	Ingevity Corp.	81,442	5,128
	HB Fuller Co.	97,742	4,906
	Balchem Corp.	61,647	4,621
	KapStone Paper and
	Packaging Corp.	170,403	3,812
	Quaker Chemical Corp.	25,714	3,580
*,^	AK Steel Holding Corp.	609,009	3,410
	Kaiser Aluminum Corp.	33,224	3,200
	Stepan Co.	37,933	2,934
	Innospec Inc.	46,692	2,591
	Neenah Paper Inc.	32,757	2,530
*	US Concrete Inc.	28,801	2,306
	Schweitzer-Mauduit
	International Inc.	59,920	2,273
*	Boise Cascade Co.	75,196	2,256
*	Kraton Corp.	60,794	1,996
*	AdvanSix Inc.	59,395	1,896
*	Century Aluminum Co.	96,262	1,879
	A Schulman Inc.	56,996	1,733
	Innophos Holdings Inc.	37,726	1,723
	Deltic Timber Corp.	20,653	1,612
*	Koppers Holdings Inc.	40,351	1,582
*	Clearwater Paper Corp.	32,073	1,491
	Materion Corp.	38,738	1,480
	PH Glatfelter Co.	85,023	1,473
	Calgon Carbon Corp.	99,073	1,209
*	SunCoke Energy Inc.	125,566	1,170

			Market
			Value•
		Shares	($000)
	Rayonier Advanced
	Materials Inc.	84,479	1,159
*	TimkenSteel Corp.	76,243	1,131
	American Vanguard Corp.	50,835	1,029
	Myers Industries Inc.	42,898	806
	Tredegar Corp.	49,286	803
	Hawkins Inc.	18,662	665
	FutureFuel Corp.	44,274	597
*	Flotek Industries Inc.	106,302	551
	Olympic Steel Inc.	17,741	324
	Haynes International Inc.	10,471	320
*	LSB Industries Inc.	40,258	246
			70,422
Other (0.0%)[2]
*,3	Gerber Scientific Inc. CVR	4,758	1

Real Estate (6.3%)
	EastGroup Properties Inc.	65,570	5,827
	PS Business Parks Inc.	37,865	5,116
	Acadia Realty Trust	163,908	4,702
	DiamondRock Hospitality
	Co.	387,422	4,258
	Retail Opportunity
	Investments Corp.	212,277	4,212
	Lexington Realty Trust	418,501	4,126
	LTC Properties Inc.	76,559	3,723
	Government Properties
	Income Trust	185,998	3,450
	American Assets Trust Inc.	80,525	3,271
	Kite Realty Group Trust	161,691	3,253
	Summit Hotel Properties
	Inc.	201,665	2,993
	Chesapeake Lodging Trust	116,274	2,975
	Four Corners Property
	Trust Inc.	116,135	2,951
	Agree Realty Corp.	55,129	2,763
	CareTrust REIT Inc.	140,378	2,708
^	CBL & Associates
	Properties Inc.	333,821	2,671
	HFF Inc. Class A	68,848	2,625
	RE/MAX Holdings Inc.
	Class A	34,534	2,115
	Franklin Street Properties
	Corp.	207,513	2,069
	Ramco-Gershenson
	Properties Trust	154,831	2,036
	National Storage Affiliates
	Trust	86,369	1,928
	Parkway Inc.	82,742	1,900
	Universal Health Realty
	Income Trust	24,330	1,842
	Getty Realty Corp.	62,706	1,728
	Chatham Lodging Trust	74,866	1,518

19

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Hersha Hospitality Trust
	Class A	81,535	1,512
	Saul Centers Inc.	22,962	1,391
	Independence Realty
	Trust Inc.	115,841	1,192
	Urstadt Biddle Properties
	Inc. Class A	57,636	1,192
	Armada Hoffler Properties
	Inc.	87,694	1,172
*	Forestar Group Inc.	64,685	1,113
	Pennsylvania REIT	96,464	968
	Cedar Realty Trust Inc.	148,731	750
			86,050
Telecommunication Services (1.3%)
	Cogent Communications
	Holdings Inc.	79,222	3,692
*	Vonage Holdings Corp.	378,041	3,138
	Consolidated
	Communications Holdings
	Inc.	124,359	2,294
*	General Communication
	Inc. Class A	51,699	2,230
*	Iridium Communications
	Inc.	158,337	1,757
	Cincinnati Bell Inc.	82,230	1,731
	ATN International Inc.	20,715	1,254
*	Lumos Networks Corp.	46,649	839
	Spok Holdings Inc.	40,043	671
			17,606
Utilities (3.1%)
	ALLETE Inc.	98,377	7,608
	Spire Inc.	93,347	7,141
	Avista Corp.	124,548	6,402
	South Jersey Industries
	Inc.	153,738	5,516
	El Paso Electric Co.	78,513	4,361
	Northwest Natural Gas Co.	55,416	3,674
	American States Water Co.	70,840	3,492
	California Water Service
	Group	92,815	3,476
			41,670
Total Common Stocks
(Cost $1,255,179)			1,354,724

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.9%)[1]
	Money Market Fund (0.9%)
[4,5]	Vanguard Market Liquidity
	Fund, 1.224%	115,578	11,560

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.0%)
6	United States Treasury
	Bill, 0.980%, 10/5/17	100	100
	United States Treasury
	Bill, 1.038%, 11/2/17	200	200
6	United States Treasury
	Bill, 1.044%, 11/24/17	50	50
6	United States Treasury
	Bill, 1.107%, 12/28/17	50	50
			400
Total Temporary Cash Investments
	(Cost $11,958)		11,960
	Total Investments (100.9%)
	(Cost $1,267,137)		1,366,684

			Amount
			($000)
Other Assets and Liabilities (-0.9%)
	Other Assets
	Investment in Vanguard		86
Receivables for Accrued Income			1,086
Receivables for Capital Shares Issued			5,448
	Variable Margin Receivable –
	Futures Contracts		11
	Other Assets [5]		1,047
	Total Other Assets		7,678
	Liabilities
	Payables for Investment
	Securities Purchased		(4,075)
	Collateral for Securities on Loan		(12,601)
Payables for Capital Shares Redeemed			(1,052)
	Payables to Vanguard		(237)
	Other Liabilities		(1,513)
	Total Liabilities		(19,478)
	Net Assets (100%)		1,354,884

20

S&P Small-Cap 600 Index Fund

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,261,976
Undistributed Net Investment Income	9,672
Accumulated Net Realized Losses	(16,304)
Unrealized Appreciation (Depreciation)
Investment Securities	99,547
Futures Contracts	(7)

Net Assets	1,354,884

ETF Shares—Net Assets
Applicable to 5,425,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	682,653
Net Asset Value Per Share—
ETF Shares	$125.83

Amount
($000)
Institutional Shares—Net Assets
Applicable to 2,657,270 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	672,231
Net Asset Value Per Share—
Institutional Shares	$252.98

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $12,032,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and
temporary cash investment positions represent 100.1% and
0.8%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Security value determined using significant unobservable inputs.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
5 Includes $12,601,000 of collateral received for securities on loan, of which $11,555,000 is held in Vanguard Market Liquidity Fund and $1,046,000 is held in cash.
6 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.

CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2017	17	1,194	(7)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

21

S&P Small-Cap 600 Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	14,589
Interest[1]	38
Securities Lending—Net	375
Total Income	15,002
Expenses
The Vanguard Group—Note B
Investment Advisory Services	231
Management and Administrative—ETF Shares	494
Management and Administrative—Institutional Shares	156
Marketing and Distribution—ETF Shares	34
Marketing and Distribution—Institutional Shares	28
Custodian Fees	197
Auditing Fees	32
Shareholders’ Reports and Proxy—ETF Shares	45
Shareholders’ Reports and Proxy—Institutional Shares	6
Trustees’ Fees and Expenses	1
Total Expenses	1,224
Net Investment Income	13,778
Realized Net Gain (Loss)
Investment Securities Sold[1]	29,576
Futures Contracts	85
Realized Net Gain (Loss)	29,661
Change in Unrealized Appreciation (Depreciation)
Investment Securities	57,683
Futures Contracts	(34)
Change in Unrealized Appreciation (Depreciation)	57,649
Net Increase (Decrease) in Net Assets Resulting from Operations	101,088

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $32,000 and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

22

S&P Small-Cap 600 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,778	7,230
Realized Net Gain (Loss)	29,661	21,804
Change in Unrealized Appreciation (Depreciation)	57,649	43,900
Net Increase (Decrease) in Net Assets Resulting from Operations	101,088	72,934
Distributions
Net Investment Income
ETF Shares	(4,355)	(2,746)
Institutional Shares	(4,245)	(3,398)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(8,600)	(6,144)
Capital Share Transactions
ETF Shares	293,444	104,022
Institutional Shares	295,662	58,790
Net Increase (Decrease) from Capital Share Transactions	589,106	162,812
Total Increase (Decrease)	681,594	229,602
Net Assets
Beginning of Period	673,290	443,688
End of Period[1]	1,354,884	673,290

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,672,000 and $4,494,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

S&P Small-Cap 600 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$112.23	$100.42	$99.81	$84.98	$68.12
Investment Operations
Net Investment Income	1.573[1]	1.375[1]	1.204	.976	1.024
Net Realized and Unrealized Gain (Loss)
on Investments	13.212	11.683	. 497	14.697	16.854
Total from Investment Operations	14.785	13.058	1.701	15.673	17.878
Distributions
Dividends from Net Investment Income	(1.185)	(1.248)	(1.091)	(.843)	(1.018)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.185)	(1.248)	(1.091)	(.843)	(1.018)
Net Asset Value, End of Period	$125.83	$112.23	$100.42	$99.81	$84.98

Total Return	13.18%	13.17%	1.69%	18.47%	26.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$683	$342	$206	$165	$85
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.27%	1.36%	1.27%	1.10%	1.48%
Portfolio Turnover Rate[2]	22%	15%	11%	16%	12%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

24

S&P Small-Cap 600 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$225.56	$201.83	$200.56	$170.71	$136.79
Investment Operations
Net Investment Income	3.303[1]	2.925[1]	2.545	2.049	2.131
Net Realized and Unrealized Gain (Loss)
on Investments	26.605	23.454	1.019	29.565	33.883
Total from Investment Operations	29.908	26.379	3.564	31.614	36.014
Distributions
Dividends from Net Investment Income	(2.488)	(2.649)	(2.294)	(1.764)	(2.094)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.488)	(2.649)	(2.294)	(1.764)	(2.094)
Net Asset Value, End of Period	$252.98	$225.56	$201.83	$200.56	$170.71

Total Return	13.26%	13.22%	1.77%	18.57%	26.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$672	$331	$238	$179	$152
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.34%	1.43%	1.34%	1.17%	1.55%
Portfolio Turnover Rate[2]	22%	15%	11%	16%	12%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

25

S&P Small-Cap 600 Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

26

S&P Small-Cap 600 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

27

S&P Small-Cap 600 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $86,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,354,723	—	1
Temporary Cash Investments	11,560	400	—
Futures Contracts—Assets[1]	11	—	—
Total	1,366,294	400	1
1 Represents variation margin on the last day of the reporting period.

28

S&P Small-Cap 600 Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $37,223,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $9,851,000 of ordinary income available for distribution. The fund had available capital losses totaling $16,323,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $1,267,137,000. Net unrealized appreciation of investment securities for tax purposes was $99,547,000, consisting of unrealized gains of $181,914,000 on securities that had risen in value since their purchase and $82,367,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $927,942,000 of investment securities and sold $331,782,000 of investment securities, other than temporary cash investments. Purchases and sales include $435,172,000 and $96,858,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2017, such purchases and sales were $17,675,000 and $35,200,000, respectively; these amounts are included in the purchases and sales of investment securities notes above.

29

S&P Small-Cap 600 Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	407,916	3,300	195,784	1,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(114,472)	(925)	(91,762)	(900)
Net Increase (Decrease)—ETF Shares	293,444	2,375	104,022	1,000
Institutional Shares
Issued	387,035	1,558	95,096	466
Issued in Lieu of Cash Distributions	2,776	11	1,960	10
Redeemed	(94,149)	(379)	(38,266)	(187)
Net Increase (Decrease)—Institutional Shares	295,662	1,190	58,790	289

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

30

S&P Small-Cap 600 Value Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VIOV	VSMVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.32%	1.45%

Portfolio Characteristics
			DJ
			U.S.
		S&P	Total
		SmallCap	Market
		600 Value	FA
	Fund	Index	Index
Number of Stocks	443	441	3,769
Median Market Cap	$1.4B	$1.4B	$63.1B
Price/Earnings Ratio	21.2x	21.2x	21.6x
Price/Book Ratio	1.7x	1.7x	2.8x
Return on Equity	8.4%	8.4%	15.1%
Earnings Growth Rate	4.7%	4.7%	9.4%
Dividend Yield	1.5%	1.5%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	46%	—	—
Short-Term Reserves	-0.2%	—	—

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Value	Market
	Index	FA Index
R-Squared	1.00	0.63
Beta	1.00	1.15
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings(% of total net assets)
ALLETE Inc.	Electric Utilities	1.1%
Spire Inc.	Gas Utilities	1.0
Brink's Co.	Security & Alarm
	Services	1.0
Avista Corp.	Multi-Utilities	0.9
CACI International Inc.	IT Consulting &
	Other Services	0.9
Interactive Brokers	Investment Banking
Group Inc.	& Brokerage	0.8
Sanderson Farms Inc.	Packaged Foods &
	Meats	0.8
Selective Insurance	Property & Casualty
Group Inc.	Insurance	0.8
Darling Ingredients Inc.	Agricultural Products	0.8
ProAssurance Corp.	Property & Casualty
	Insurance	0.8
Top Ten		8.9%
The holdings listed exclude any temporary cash investments and equity index products.

Equity Investment Focus

.

1 The expense ratios shown are from the prospectus dated December 23, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

31

S&P Small-Cap 600 Value Index Fund

Sector Diversification (% of equity exposure)

		S&P	DJ
		SmallCap	U.S. Total
		600 Value	Market
	Fund	Index	FA Index
Consumer Discretionary 17.3%		17.4%	12.4%
Consumer Staples	3.7	3.7	7.6
Energy	3.2	3.2	5.3
Financials	17.5	17.5	14.7
Health Care	10.2	10.0	14.1
Industrials	18.8	18.9	10.7
Information Technology	12.2	12.2	22.6
Materials	6.3	6.3	3.3
Real Estate	4.9	4.9	4.1
Telecommunication
Services	1.3	1.3	1.9
Utilities	4.6	4.6	3.3

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

32

S&P Small-Cap 600 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/7/2010)	Investment

	S&P Small-Cap 600 Value Index
	Fund*ETF Shares Net Asset Value	12.11%	13.98%	14.57%	$25,847
	S&P Small-Cap 600 Value Index
	Fund*ETF Shares Market Price	12.12	14.05	14.57	25,847

• • • • • • • •	S&P SmallCap 600 Value Index	12.14	14.17	14.77	26,156

– – – –	Small-Cap Value Funds Average	11.02	11.80	12.06	22,135
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	14.71	26,064

Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

33

S&P Small-Cap 600 Value Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2017

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/19/2014)	Investment
S&P Small-Cap 600 Value Index Fund
Institutional Shares	12.25%	8.60%	$6,289,736

S&P SmallCap 600 Value Index	12.14	8.61	6,290,623
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.05	9.01	6,355,933

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on November 19, 2014. The total returns shown are based on the period beginning November 19, 2014.

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2017
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Value Index Fund ETF Shares
Market Price	12.12%	92.95%	158.52%
S&P Small-Cap 600 Value Index Fund ETF Shares
Net Asset Value	12.11	92.36	158.47
S&P SmallCap 600 Value Index	12.14	94.00	161.56
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2017

S&P Small-Cap 600 Value Index Fund

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		21.55%	15.22%	15.30%
Net Asset Value		21.70	15.24	15.31
Institutional Shares	11/19/2014	21.86	—	10.06

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on November 19, 2014. The total returns shown are based on the period beginning November 19, 2014.

S&P Small-Cap 600 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.2%)[1]
Consumer Discretionary (17.2%)
	Lithia Motors Inc. Class A	14,930	1,612
	Wolverine World Wide Inc.	60,856	1,601
	Boyd Gaming Corp.	51,909	1,373
*	Penn National Gaming Inc.	51,891	1,151
*	Cooper-Standard Holdings
	Inc.	11,214	1,128
*	Meritage Homes Corp.	23,797	969
	Time Inc.	62,456	821
	MDC Holdings Inc.	25,903	809
	Core-Mark Holding Co. Inc.	29,086	787
	ILG Inc.	29,303	774
*	American Axle &
	Manufacturing Holdings
	Inc.	52,363	765
*	G-III Apparel Group Ltd.	27,496	756
*,^	JC Penney Co. Inc.	194,546	753
	Group 1 Automotive Inc.	12,539	753
	La-Z-Boy Inc.	30,656	731
	Caleres Inc.	27,027	729
*	Gentherm Inc.	23,061	718
*	Cavco Industries Inc.	5,308	714
	Scholastic Corp.	17,079	673
*	Lumber Liquidators
	Holdings Inc.	17,824	669
*	Asbury Automotive Group
	Inc.	11,818	636
*	EW Scripps Co. Class A	35,381	633
	Gannett Co. Inc.	71,328	606
	Guess? Inc.	38,158	595
*	RH	12,466	583
	DSW Inc. Class A	31,348	581
	Standard Motor Products
	Inc.	12,611	556
*	Steven Madden Ltd.	13,104	556
	Monro Inc.	11,496	548
	Abercrombie & Fitch Co.	42,699	544

			Market
			Value•
		Shares	($000)
	Marriott Vacations
	Worldwide Corp.	4,449	518
	Sturm Ruger & Co. Inc.	11,092	508
	New Media Investment
	Group Inc.	33,578	463
*	Red Robin Gourmet
	Burgers Inc.	8,081	461
*	Crocs Inc.	46,524	415
*	Vista Outdoor Inc.	20,063	411
	Bob Evans Farms Inc.	5,958	410
	Rent-A-Center Inc.	33,406	404
*	M/I Homes Inc.	15,571	383
	Callaway Golf Co.	25,935	362
*	Select Comfort Corp.	11,515	340
*	BJ’s Restaurants Inc.	11,236	338
	Chico’s FAS Inc.	42,284	325
*	Express Inc.	49,237	314
*	Motorcar Parts of
	America Inc.	11,739	308
	Sonic Automotive Inc.
	Class A	16,559	300
*	Unifi Inc.	9,612	299
*	Fiesta Restaurant Group
	Inc.	16,996	296
*	Regis Corp.	22,101	294
	Oxford Industries Inc.	4,994	289
	Haverty Furniture Cos.
	Inc.	12,131	284
	Barnes & Noble Inc.	34,688	269
	Movado Group Inc.	9,638	267
*	Genesco Inc.	12,304	260
	Strayer Education Inc.	3,228	258
	Buckle Inc.	17,792	252
*	MarineMax Inc.	15,291	247
*	Monarch Casino &
	Resort Inc.	6,925	246
	Sonic Corp.	10,391	243
*	Fossil Group Inc.	26,477	220
*	Ascena Retail Group Inc.	106,502	217

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Finish Line Inc. Class A	25,340	211
	DineEquity Inc.	5,307	211
	Ethan Allen Interiors Inc.	7,200	211
	Superior Industries
	International Inc.	14,076	206
*	William Lyon Homes
	Class A	8,455	203
	Cato Corp. Class A	15,071	198
	Tailored Brands Inc.	16,324	193
	Ruth’s Hospitality Group
	Inc.	9,713	190
*	American Public Education
	Inc.	10,194	188
*	Perry Ellis International Inc.	7,731	169
	PetMed Express Inc.	4,511	164
*	Career Education Corp.	16,378	157
	Shoe Carnival Inc.	7,803	157
*	FTD Cos. Inc.	10,853	145
^	Fred’s Inc. Class A	22,499	133
*	Barnes & Noble Education
	Inc.	24,210	125
*	Iconix Brand Group Inc.	21,541	120
*	Vera Bradley Inc.	11,836	107
*	Kirkland’s Inc.	9,224	106
*	Shake Shack Inc. Class A	3,328	103
*	Nautilus Inc.	6,171	101
	Big 5 Sporting Goods Corp.	11,328	87
*	Ruby Tuesday Inc.	38,281	82
*	Vitamin Shoppe Inc.	14,956	80
*	Biglari Holdings Inc.	261	78
*	Hibbett Sports Inc.	5,776	71
*	El Pollo Loco Holdings Inc.	5,292	60
			38,181
Consumer Staples (3.7%)
	Sanderson Farms Inc.	12,568	1,854
*	Darling Ingredients Inc.	103,436	1,800
	Universal Corp.	15,872	908
*	Cal-Maine Foods Inc.	18,693	681
	J&J Snack Foods Corp.	4,231	539
	Andersons Inc.	16,560	528
*	SUPERVALU Inc.	24,013	480
	WD-40 Co.	3,267	356
	Coca-Cola Bottling Co.
	Consolidated	1,544	330
	Inter Parfums Inc.	5,598	221
	John B Sanfilippo & Son
	Inc.	3,108	193
	Medifast Inc.	3,038	172
*	Seneca Foods Corp.
	Class A	3,938	117
			8,179

			Market
			Value•
		Shares	($000)
Energy (3.2%)
*	McDermott International
	Inc.	99,825	613
*	PDC Energy Inc.	15,093	594
*	Exterran Corp.	19,887	552
*	SRC Energy Inc.	68,102	537
*	Noble Corp. plc	153,656	501
*	Newpark Resources Inc.	55,793	449
	Green Plains Inc.	23,366	433
*	SEACOR Holdings Inc.	10,249	393
*	Unit Corp.	20,235	322
*	Helix Energy Solutions
	Group Inc.	50,015	314
*	Atwood Oceanics Inc.	47,024	309
*	Carrizo Oil & Gas Inc.	22,585	304
	Archrock Inc.	25,406	259
*	Matrix Service Co.	16,703	198
	Bristow Group Inc.	20,124	166
*	Denbury Resources Inc.	150,087	159
*	Cloud Peak Energy Inc.	47,133	148
*	REX American Resources
	Corp.	1,626	141
*	Era Group Inc.	12,419	109
*	TETRA Technologies Inc.	48,786	100
	Gulf Island Fabrication Inc.	8,556	96
*,^	CARBO Ceramics Inc.	13,391	88
*	Tesco Corp.	19,475	86
*	Bill Barrett Corp.	24,881	74
*	Geospace Technologies
	Corp.	4,759	72
*	Pioneer Energy Services
	Corp.	28,268	48
*	Contango Oil & Gas Co.	8,878	41
			7,106
Financials (17.3%)
	Interactive Brokers Group
	Inc.	44,890	1,882
	Selective Insurance Group
	Inc.	36,578	1,844
	ProAssurance Corp.	33,531	1,786
	FirstCash Inc.	30,332	1,780
	American Equity
	Investment Life Holding
	Co.	55,735	1,547
	Old National Bancorp	85,009	1,390
	Hope Bancorp Inc.	79,838	1,289
	Astoria Financial Corp.	57,493	1,126
	Waddell & Reed Financial
	Inc. Class A	52,508	977
	Banner Corp.	16,467	908
	Horace Mann Educators
	Corp.	25,460	895

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Employers Holdings Inc.	20,269	854
*	PRA Group Inc.	29,103	841
	Apollo Commercial Real
	Estate Finance Inc.	43,826	793
	S&T Bancorp Inc.	21,967	789
	Navigators Group Inc.	14,062	785
	Community Bank System
	Inc.	12,972	668
*	Green Dot Corp. Class A	13,472	649
	RLI Corp.	12,011	643
	Safety Insurance Group Inc.	8,983	641
	Columbia Banking System
	Inc.	17,219	640
	Infinity Property & Casualty
	Corp.	6,939	614
*	Encore Capital Group Inc.	14,869	600
	Capstead Mortgage Corp.	60,279	583
	Banc of California Inc.	31,388	582
	United Fire Group Inc.	13,454	566
	CVB Financial Corp.	27,015	559
	Great Western Bancorp Inc.	15,480	556
	Stewart Information
	Services Corp.	14,845	536
	Glacier Bancorp Inc.	14,915	495
	Financial Engines Inc.	13,818	457
	First Midwest Bancorp Inc.	21,410	451
	Virtus Investment Partners
	Inc.	4,169	442
*	Donnelley Financial
	Solutions Inc.	20,586	441
	Simmons First National
	Corp. Class A	8,427	440
	Provident Financial
	Services Inc.	17,527	436
	Independent Bank Corp.	6,156	427
*	HomeStreet Inc.	15,864	401
	Investment Technology
	Group Inc.	19,774	397
	Northwest Bancshares Inc.	24,977	385
	NBT Bancorp Inc.	10,639	349
	Westamerica
	Bancorporation	6,605	340
	First Financial Bancorp	14,045	336
*	INTL. FCStone Inc.	9,470	336
	Maiden Holdings Ltd.	46,200	335
	Boston Private Financial
	Holdings Inc.	22,191	326
	Fidelity Southern Corp.	13,406	293
	City Holding Co.	4,604	292
*	World Acceptance Corp.	3,753	281
*	EZCORP Inc. Class A	30,617	277
	AMERISAFE Inc.	5,072	273
*	eHealth Inc.	10,532	256
*	Opus Bank	11,408	256
	Brookline Bancorp Inc.	17,779	255

			Market
			Value•
		Shares	($000)
	First Commonwealth
	Financial Corp.	19,833	250
	WisdomTree Investments
	Inc.	26,663	245
	OFG Bancorp	27,597	240
	TrustCo Bank Corp. NY	25,923	205
	HCI Group Inc.	5,141	200
	Oritani Financial Corp.	11,858	190
	United Insurance Holdings
	Corp.	11,274	177
*	Enova International Inc.	14,722	175
	Dime Community
	Bancshares Inc.	8,435	160
	Greenhill & Co. Inc.	9,500	143
	Bank Mutual Corp.	11,411	104
			38,389
Health Care (10.0%)
*	Myriad Genetics Inc.	42,776	1,304
*	Select Medical Holdings
	Corp.	67,491	1,255
*	Medicines Co.	28,097	1,031
*	Impax Laboratories Inc.	46,282	1,002
	Chemed Corp.	4,746	936
*	Amedisys Inc.	17,579	918
*	Nektar Therapeutics
	Class A	40,920	861
*	Integer Holdings Corp.	17,493	804
	CONMED Corp.	15,578	773
*	Integra LifeSciences
	Holdings Corp.	13,676	697
*	Haemonetics Corp.	16,143	695
*	Magellan Health Inc.	7,744	627
*	LHC Group Inc.	9,412	614
*	Acorda Therapeutics Inc.	29,300	609
*	PharMerica Corp.	19,526	574
*	Community Health
	Systems Inc.	72,022	550
*	HealthEquity Inc.	12,248	524
*	Diplomat Pharmacy Inc.	27,429	459
*	Quality Systems Inc.	29,135	459
*	Spectrum Pharmaceuticals
	Inc.	46,724	456
*	Emergent BioSolutions Inc.	11,805	441
	Kindred Healthcare Inc.	53,806	436
*	Tivity Health Inc.	10,582	415
*	Natus Medical Inc.	11,637	391
*	Providence Service Corp.	7,273	377
*	Inogen Inc.	3,880	372
*	AngioDynamics Inc.	21,485	366
*	Almost Family Inc.	7,485	365
*	Orthofix International NV	6,912	340
*	Cambrex Corp.	6,340	330
*,^	Lannett Co. Inc.	18,470	324
	Analogic Corp.	4,392	314

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Albany Molecular
	Research Inc.	14,020	305
	Ensign Group Inc.	14,366	295
	Abaxis Inc.	5,975	276
	Invacare Corp.	20,133	272
	Phibro Animal Health Corp.
	Class A	6,713	238
	Computer Programs &
	Systems Inc.	6,715	202
	Aceto Corp.	18,902	201
	Meridian Bioscience Inc.	14,046	195
*	CorVel Corp.	3,492	181
*	Anika Therapeutics Inc.	2,944	158
*	Amphastar
	Pharmaceuticals Inc.	7,198	115
*	Depomed Inc.	17,211	105
*	Quorum Health Corp.	18,858	83
			22,245
Industrials (18.7%)
	Brink’s Co.	28,477	2,234
*	Moog Inc. Class A	20,269	1,556
	Korn/Ferry International	36,059	1,201
	SkyWest Inc.	32,490	1,127
	Mueller Industries Inc.	36,173	1,079
*	Atlas Air Worldwide
	Holdings Inc.	15,864	1,060
*	SPX FLOW Inc.	26,561	889
*	FTI Consulting Inc.	25,949	880
	Barnes Group Inc.	13,805	863
	Kaman Corp.	17,072	837
	Triumph Group Inc.	31,134	819
*	Hub Group Inc. Class A	21,021	808
	ABM Industries Inc.	18,181	808
	Healthcare Services
	Group Inc.	15,583	798
	Comfort Systems USA Inc.	23,401	797
	Wabash National Corp.	37,769	794
	Greenbrier Cos. Inc.	17,834	765
	Standex International Corp.	8,003	764
	Interface Inc. Class A	39,442	749
*	On Assignment Inc.	15,257	728
	AAR Corp.	20,048	723
	Federal Signal Corp.	37,544	702
	Matson Inc.	27,075	699
	Hillenbrand Inc.	19,377	693
	Cubic Corp.	15,662	673
*	SPX Corp.	26,621	642
	UniFirst Corp.	4,077	585
	Briggs & Stratton Corp.	26,863	563
	Universal Forest Products
	Inc.	6,442	562
	Encore Wire Corp.	13,030	559
*	TrueBlue Inc.	26,726	547
	General Cable Corp.	31,167	528

			Market
			Value•
		Shares	($000)
*	Aerojet Rocketdyne
	Holdings Inc.	16,856	499
	Watts Water Technologies
	Inc. Class A	7,702	475
	Actuant Corp. Class A	19,489	469
	EnPro Industries Inc.	6,572	463
	Mobile Mini Inc.	15,267	462
	Applied Industrial
	Technologies Inc.	8,088	461
*	Aegion Corp. Class A	21,031	456
	ArcBest Corp.	15,088	448
*	Harsco Corp.	26,186	448
	Franklin Electric Co. Inc.	11,379	439
	RR Donnelley & Sons Co.	43,964	406
	Kelly Services Inc. Class A	18,383	398
*	Saia Inc.	6,712	380
	Albany International Corp.	7,078	379
	Exponent Inc.	5,523	376
	Matthews International
	Corp. Class A	6,065	365
*	Engility Holdings Inc.	11,084	344
	LSC Communications Inc.	21,314	343
*	American Woodmark Corp.	4,120	341
*	Aerovironment Inc.	6,739	330
*	Chart Industries Inc.	9,644	325
	Forward Air Corp.	6,261	325
	Apogee Enterprises Inc.	7,409	324
	National Presto Industries
	Inc.	3,104	309
	Lindsay Corp.	3,271	283
	Brady Corp. Class A	8,397	280
	AZZ Inc.	5,723	280
	Essendant Inc.	23,548	279
	Raven Industries Inc.	9,518	267
*	DXP Enterprises Inc.	9,734	264
*	Echo Global Logistics Inc.	17,204	262
	Titan International Inc.	30,345	260
	Tennant Co.	4,025	245
	CIRCOR International Inc.	5,075	244
	Resources Connection Inc.	18,622	237
*	Team Inc.	18,722	231
	Multi-Color Corp.	2,823	225
	Heartland Express Inc.	10,064	223
	Heidrick & Struggles
	International Inc.	11,765	215
	Marten Transport Ltd.	12,145	208
	Alamo Group Inc.	2,260	207
*	Veritiv Corp.	7,093	199
	Powell Industries Inc.	5,383	153
*	Roadrunner Transportation
	Systems Inc.	19,013	142
*	CDI Corp.	8,685	71
			41,372

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
Information Technology (12.1%)
*	CACI International Inc.
	Class A	15,358	1,993
*	Sanmina Corp.	47,433	1,776
*	Viavi Solutions Inc.	142,536	1,431
*	Anixter International Inc.	17,944	1,324
*	Plexus Corp.	21,173	1,103
*	Benchmark Electronics Inc.	31,232	1,015
*	OSI Systems Inc.	11,143	926
*	Insight Enterprises Inc.	22,449	900
*	Diodes Inc.	23,997	675
*	Sykes Enterprises Inc.	24,567	655
	ManTech International
	Corp. Class A	16,080	647
*	Virtusa Corp.	17,400	632
*	ScanSource Inc.	15,896	624
*	Semtech Corp.	15,273	574
*	Blucora Inc.	24,831	566
	Brooks Automation Inc.	21,430	559
*	Electronics For Imaging Inc.	14,590	519
	MTS Systems Corp.	10,513	509
*	SolarEdge Technologies Inc.	18,232	488
*	Cray Inc.	25,299	477
	Methode Electronics Inc.	10,395	425
*	NETGEAR Inc.	8,763	421
*,^	Applied Optoelectronics Inc.	7,101	420
*	ExlService Holdings Inc.	7,400	417
*	Kulicke & Soffa Industries
	Inc.	21,396	407
*	Perficient Inc.	22,134	405
*	Rogers Corp.	3,414	405
	TeleTech Holdings Inc.	9,739	387
*	MicroStrategy Inc. Class A	2,716	350
*	Bottomline Technologies
	de Inc.	11,122	337
*	ePlus Inc.	3,969	332
*	Super Micro Computer Inc.	11,686	311
	CSG Systems International
	Inc.	7,849	304
	Cohu Inc.	15,970	300
	Comtech
	Telecommunications Corp.	14,790	289
*	Veeco Instruments Inc.	15,064	285
	Monotype Imaging
	Holdings Inc.	15,504	283
*	Electro Scientific
	Industries Inc.	20,896	257
*	LivePerson Inc.	18,908	253
	ADTRAN Inc.	11,228	248
	Daktronics Inc.	25,182	243
*	CalAmp Corp.	12,653	235
	Park Electrochemical Corp.	11,944	217
*	Control4 Corp.	8,111	201

			Market
			Value•
		Shares	($000)
*	FARO Technologies Inc.	4,926	170
*	DSP Group Inc.	13,829	165
*	Harmonic Inc.	50,571	164
*	Barracuda Networks Inc.	6,544	158
*	Digi International Inc.	16,664	153
*	XO Group Inc.	7,372	137
*	VASCO Data Security
	International Inc.	10,791	135
*	QuinStreet Inc.	22,720	122
*	Agilysys Inc.	9,462	97
*	Liquidity Services Inc.	15,489	88
*	Kopin Corp.	21,146	85
	Bel Fuse Inc. Class B	2,442	62
*	DHI Group Inc.	19,991	39
	Black Box Corp.	9,380	28
			26,728
Materials (6.2%)
	HB Fuller Co.	31,729	1,593
	KapStone Paper and
	Packaging Corp.	55,312	1,237
	Kaiser Aluminum Corp.	10,783	1,039
	Schweitzer-Mauduit
	International Inc.	19,284	731
*	Boise Cascade Co.	24,200	726
*	AdvanSix Inc.	19,112	610
*	Century Aluminum Co.	31,234	610
*	AK Steel Holding Corp.	86,979	487
*	Clearwater Paper Corp.	10,318	480
	Materion Corp.	12,550	479
	PH Glatfelter Co.	27,353	474
	Innospec Inc.	7,728	429
	Calgon Carbon Corp.	31,872	389
*	SunCoke Energy Inc.	40,383	376
	Rayonier Advanced
	Materials Inc.	27,171	373
*	TimkenSteel Corp.	24,521	364
	Stepan Co.	4,542	351
	American Vanguard Corp.	16,458	333
	A Schulman Inc.	10,533	320
	Neenah Paper Inc.	3,689	285
	Tredegar Corp.	15,972	260
	Myers Industries Inc.	13,789	259
	Haynes International Inc.	7,854	240
*	US Concrete Inc.	2,994	240
	Deltic Timber Corp.	2,726	213
	FutureFuel Corp.	14,286	193
*	Koppers Holdings Inc.	4,834	190
	Innophos Holdings Inc.	3,424	156
	Olympic Steel Inc.	5,703	104
*	Flotek Industries Inc.	19,811	103
	Hawkins Inc.	2,340	83
*	LSB Industries Inc.	12,812	78
			13,805

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
Other (0.0%)[2]
*,3	Gerber Scientific Inc. CVR	1,604	—

Real Estate (4.8%)
	Government Properties
	Income Trust	60,372	1,120
	Kite Realty Group Trust	52,481	1,056
	Chesapeake Lodging Trust	37,739	966
	Acadia Realty Trust	30,328	870
	RE/MAX Holdings Inc.
	Class A	11,113	681
	DiamondRock Hospitality
	Co.	60,365	664
^	CBL & Associates
	Properties Inc.	82,732	662
	PS Business Parks Inc.	4,302	581
	Retail Opportunity
	Investments Corp.	22,739	451
	LTC Properties Inc.	8,449	411
*	Forestar Group Inc.	20,803	358
	Franklin Street Properties
	Corp.	32,322	322
	Parkway Inc.	13,147	302
	HFF Inc. Class A	7,354	280
	Independence Realty
	Trust Inc.	26,082	268
	Pennsylvania REIT	24,962	250
	Chatham Lodging Trust	12,283	249
	Cedar Realty Trust Inc.	47,808	241
	Armada Hoffler Properties
	Inc.	16,359	219
	Hersha Hospitality Trust
	Class A	11,279	209
	Universal Health Realty
	Income Trust	2,669	202
	Ramco-Gershenson
	Properties Trust	10,961	144
	Saul Centers Inc.	2,299	139
			10,645
Telecommunication Services (1.4%)
*	General Communication Inc.
	Class A	16,776	724
*	Vonage Holdings Corp.	72,685	603
*	Iridium Communications
	Inc.	51,373	570
	Consolidated
	Communications Holdings
	Inc.	14,529	268
	Cincinnati Bell Inc.	11,113	234
	Spok Holdings Inc.	12,896	216
	ATN International Inc.	3,355	203
*	Lumos Networks Corp.	8,445	152
			2,970

		Market
		Value•
	Shares	($000)
Utilities (4.6%)
ALLETE Inc.	31,939	2,470
Spire Inc.	30,305	2,318
Avista Corp.	40,433	2,078
El Paso Electric Co.	25,469	1,415
Northwest Natural Gas Co.	17,987	1,193
American States Water Co.	11,956	589
		10,063
Total Common Stocks
(Cost $215,003)		219,683
Temporary Cash Investments (1.1%)[1]
Money Market Fund (1.0%)
[4,5] Vanguard Market Liquidity
Fund, 1.224%	23,501	2,350

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.1%)
6 United States Treasury
Bill, 0.980%, 10/5/17	150	150
Total Temporary Cash Investments
(Cost $2,500)		2,500
Total Investments (100.3%)
(Cost $217,503)		222,183

		Amount
		($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard		15
Receivables for Investment Securities Sold		6
Receivables for Accrued Income		215
Receivables for Capital Shares Issued		1
Variation Margin Receivable –
Futures Contracts		21
Other Assets		5
Total Other Assets		263
Liabilities
Payables for Investment Securities Purchased (7)
Collateral for Securities on Loan		(793)
Payables to Vanguard		(49)
Other Liabilities		(8)
Total Liabilities		(857)
Net Assets (100%)		221,589

S&P Small-Cap 600 Value Index Fund

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	230,302
Undistributed Net Investment Income	694
Accumulated Net Realized Losses	(14,105)
Unrealized Appreciation (Depreciation)
Investment Securities	4,680
Futures Contracts	18
Net Assets	221,589

ETF Shares—Net Assets
Applicable to 1,775,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	209,850
Net Asset Value Per Share—
ETF Shares	$118.23

Amount
($000)
Institutional Shares—Net Assets
Applicable to 47,475 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,739
Net Asset Value Per Share—
Institutional Shares	$247.26

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $743,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and
temporary cash investment positions represent 100.1% and
0.2%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Security value determined using significant unobservable inputs.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
5 Includes $793,000 of collateral received for securities on loan.
6 Securities with a value of $150,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2017	31	2,177	18

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	3,395
Interest[1]	5
Securities Lending—Net	87
Total Income	3,487
Expenses
The Vanguard Group—Note B
Investment Advisory Services	44
Management and Administrative—ETF Shares	200
Management and Administrative—Institutional Shares	—
Marketing and Distribution—ETF Shares	12
Marketing and Distribution—Institutional Shares	1
Custodian Fees	83
Auditing Fees	32
Shareholders’ Reports and Proxy—ETF Shares	20
Shareholders’ Reports and Proxy—Institutional Shares	—
Total Expenses	392
Net Investment Income	3,095
Realized Net Gain (Loss)
Investment Securities Sold[1]	13,268
Futures Contracts	51
Realized Net Gain (Loss)	13,319
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(397)
Futures Contracts	18
Change in Unrealized Appreciation (Depreciation)	(379)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,035

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $2,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,095	1,853
Realized Net Gain (Loss)	13,319	4,359
Change in Unrealized Appreciation (Depreciation)	(379)	13,066
Net Increase (Decrease) in Net Assets Resulting from Operations	16,035	19,278
Distributions
Net Investment Income
ETF Shares	(2,596)	(1,886)
Institutional Shares	(318)	(331)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(2,914)	(2,217)
Capital Share Transactions
ETF Shares	71,827	16,679
Institutional Shares	(24,173)	17,620
Net Increase (Decrease) from Capital Share Transactions	47,654	34,299
Total Increase (Decrease)	60,775	51,360
Net Assets
Beginning of Period	160,814	109,454
End of Period[1]	221,589	160,814

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $694,000 and $510,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$106.98	$94.66	$98.93	$82.76	$65.79
Investment Operations
Net Investment Income	1.749[1]	1.352	1.337	1.355[1]	1.146
Net Realized and Unrealized Gain (Loss)
on Investments	11.165	12.736	(4.323)	15.685	16.731
Total from Investment Operations	12.914	14.088	(2.986)	17.040	17.877
Distributions
Dividends from Net Investment Income	(1.664)	(1.768)	(1.284)	(.870)	(.907)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.664)	(1.768)	(1.284)	(.870)	(.907)
Net Asset Value, End of Period	$118.23	$106.98	$94.66	$98.93	$82.76

Total Return	12.11%	15.14%	-3.09%	20.64%	27.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$210	$126	$95	$94	$29
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.49%	1.49%	1.43%	1.43%	1.73%
Portfolio Turnover Rate[2]	46%	42%	43%	32%	37%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

Institutional Shares

			Nov. 19,
	Year Ended		2014[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2017	2016	2015
Net Asset Value, Beginning of Period	$223.74	$198.02	$206.40
Investment Operations
Net Investment Income	3.829 [2]	3.057	2.201
Net Realized and Unrealized Gain (Loss) on Investments	23.461	26.649	(7.820)
Total from Investment Operations	27.290	29.706	(5.619)
Distributions
Dividends from Net Investment Income	(3.770)	(3.986)	(2.761)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(3.770)	(3.986)	(2.761)
Net Asset Value, End of Period	$247.26	$223.74	$198.02

Total Return	12.25%	15.28%	-2.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12	$35	$15
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	1.61%	1.61%	1.55%[3]
Portfolio Turnover Rate [4]	46%	42%	43%

1 Inception—See Notes to Financial Statements.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on November 19, 2014. The Financial Highlights included in these financial statements are based on activity of the Institutional Shares since November 19, 2014.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

S&P Small-Cap 600 Value Index Fund

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

S&P Small-Cap 600 Value Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $15,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	219,683	—	—
Temporary Cash Investments	2,350	150	—
Futures Contracts—Assets[1]	21	—	—
Total	222,054	150	—
1 Represents variation margin on the last day of the reporting period.

S&P Small-Cap 600 Value Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $19,906,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $724,000 of ordinary income available for distribution. The fund had available capital losses totaling $14,087,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $217,503,000. Net unrealized appreciation of investment securities for tax purposes was $4,680,000, consisting of unrealized gains of $27,205,000 on securities that had risen in value since their purchase and $22,525,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $224,530,000 of investment securities and sold $178,035,000 of investment securities, other than temporary cash investments. Purchases and sales include $131,770,000 and $82,322,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	155,430	1,325	72,083	750
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(83,603)	(725)	(55,404)	(575)
Net Increase (Decrease)—ETF Shares	71,827	600	16,679	175
Institutional Shares
Issued	1,384	6	17,622	82
Issued in Lieu of Cash Distributions	318	1	331	2
Redeemed	(25,875)	(116)	(333)	(2)
Net Increase (Decrease) —Institutional Shares	(24,173)	(109)	17,620	82

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

S&P Small-Cap 600 Growth Index Fund

Fund Profile
As of August 31, 2017

Portfolio Characteristics
			DJ
		S&P	U.S.
		SmallCap	Total
		600	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	352	352	3,769
Median Market Cap	$1.8B	$1.8B	$63.1B
Price/Earnings Ratio	25.9x	25.9x	21.6x
Price/Book Ratio	2.7x	2.7x	2.8x
Return on Equity	9.1%	9.1%	15.1%
Earnings Growth
Rate	9.7%	9.7%	9.4%
Dividend Yield	1.1%	1.1%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	48%	—	—
Ticker Symbol	VIOG	—	—
Expense Ratio[1]	0.20%	—	—
30-Day SEC Yield	1.01%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
		S&P
		SmallCap	DJ
		600	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary 13.5%		13.5%	12.4%
Consumer Staples	2.5	2.5	7.6
Energy	2.0	2.0	5.3
Financials	14.7	14.7	14.7
Health Care	15.9	15.9	14.1
Industrials	18.7	18.7	10.7
Information Technology	18.0	18.0	22.6
Materials	4.1	4.1	3.3
Real Estate	7.8	7.8	4.1
Telecommunication
Services	1.2	1.2	1.9
Utilities	1.6	1.6	3.3

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Growth	Market
	Index	FA Index
R-Squared	1.00	0.65
Beta	1.00	1.07
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
MKS Instruments Inc.	Semiconductor
	Equipment	1.2%
Lumentum Holdings Inc. Communications
	Equipment	0.9
Evercore Inc.	Investment Banking
	& Brokerage	0.9
Sterling Bancorp	Regional Banks	0.9
Stamps.com Inc.	Internet Software &
	Services	0.8
EastGroup Properties
Inc.	Industrial REITs	0.8
Cantel Medical Corp.	Health Care
	Equipment	0.8
Advanced Energy	Semiconductor
Industries Inc.	Equipment	0.8
South Jersey Industries
Inc.	Gas Utilities	0.8
John Bean Technologies
Corp.	Industrial Machinery	0.8
Top Ten		8.7%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated December 23, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratio was 0.20%.

S&P Small-Cap 600 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/7/2010)	Investment
	S&P Small-Cap 600 Growth Index
	Fund*ETF Shares Net Asset Value	13.67%	14.40%	15.95%	$28,096
	S&P Small-Cap 600 Growth Index
	Fund*ETF Shares Market Price	13.59	14.41	15.95	28,096
• • • • • • • •	S&P SmallCap 600 Growth Index	13.86	14.61	16.16	28,462
– – – –	Small-Cap Growth Funds Average	15.61	12.16	13.07	23,576
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	14.71	26,064
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Growth Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Growth Index Fund ETF Shares
Market Price	13.59%	96.04%	180.93%
S&P Small-Cap 600 Growth Index Fund ETF Shares
Net Asset Value	13.67	95.98	180.96

S&P SmallCap 600 Growth Index	13.86	97.76	184.62

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		22.64%	15.24%	16.58%
Net Asset Value		22.71	15.25	16.58

S&P Small-Cap 600 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.8%)[1]
Consumer Discretionary (13.3%)
*	Five Below Inc.	40,686	1,935
*	iRobot Corp.	20,242	1,931
	LCI Industries	18,386	1,817
*	TopBuild Corp.	27,348	1,623
*	Dave & Buster’s
	Entertainment Inc.	27,641	1,616
*	Ollie’s Bargain Outlet
	Holdings Inc.	35,630	1,491
	Marriott Vacations
	Worldwide Corp.	12,807	1,490
*	Dorman Products Inc.	22,282	1,480
	Children’s Place Inc.	13,039	1,384
*	Scientific Games Corp.
	Class A	38,022	1,338
	Nutrisystem Inc.	22,078	1,199
	ILG Inc.	43,846	1,158
*	Shutterfly Inc.	24,928	1,136
*	Fox Factory Holding Corp.	25,576	1,023
*	Steven Madden Ltd.	24,097	1,022
*	Installed Building Products
	Inc.	14,818	855
*	Belmond Ltd. Class A	62,577	798
	Winnebago Industries Inc.	19,587	708
	Wingstop Inc.	21,393	693
*	Universal Electronics Inc.	10,686	626
	World Wrestling
	Entertainment Inc.
	Class A	28,429	620
	Capella Education Co.	8,556	576
*	LGI Homes Inc.	12,758	543
	Callaway Golf Co.	38,807	541
	Bob Evans Farms Inc.	7,588	522
*	Select Comfort Corp.	17,231	509
	Monro Inc.	10,620	507
^	Sonic Corp.	19,109	447
*	Vista Outdoor Inc.	18,534	380
	Tile Shop Holdings Inc.	24,400	367

			Market
			Value•
		Shares	($000)
	PetMed Express Inc.	9,850	357
	Chico’s FAS Inc.	45,887	352
	Marcus Corp.	14,081	351
	Strayer Education Inc.	3,949	316
	Ethan Allen Interiors Inc.	10,347	303
	Oxford Industries Inc.	5,207	301
*	Shake Shack Inc. Class A	9,722	301
*	Career Education Corp.	28,743	276
*	Nautilus Inc.	15,418	252
	DineEquity Inc.	6,239	248
	DSW Inc. Class A	12,949	240
*	Chuy’s Holdings Inc.	12,473	234
	Ruth’s Hospitality Group
	Inc.	10,547	206
	Tailored Brands Inc.	17,019	201
*	Francesca’s Holdings Corp.	27,068	197
*	William Lyon Homes
	Class A	7,500	180
*	Zumiez Inc.	13,021	162
*	Biglari Holdings Inc.	443	132
*	El Pollo Loco Holdings Inc.	9,689	110
*	Hibbett Sports Inc.	8,587	106
*	Iconix Brand Group Inc.	16,851	94
			35,254
Consumer Staples (2.5%)
	B&G Foods Inc.	49,077	1,497
*	Central Garden & Pet Co.
	Class A	25,071	855
	J&J Snack Foods Corp.	6,081	775
	Calavo Growers Inc.	11,385	764
	WD-40 Co.	6,542	713
	SpartanNash Co.	27,940	688
	Coca-Cola Bottling Co.
	Consolidated	1,611	344
	Medifast Inc.	4,718	267
*	Central Garden & Pet Co.	7,540	266
	Inter Parfums Inc.	6,075	240
	John B Sanfilippo & Son Inc.	2,758	171
			6,580

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
Energy (2.0%)
	US Silica Holdings Inc.	53,862	1,466
*	PDC Energy Inc.	23,524	925
*	McDermott International
	Inc.	92,209	566
*	SRC Energy Inc.	68,204	538
*	Carrizo Oil & Gas Inc.	29,942	402
*	Helix Energy Solutions
	Group Inc.	42,581	267
*	Unit Corp.	15,211	242
	Archrock Inc.	22,533	230
*	REX American Resources
	Corp.	2,249	195
*	Denbury Resources Inc.	117,633	125
*	Bill Barrett Corp.	26,720	80
*	Geospace Technologies
	Corp.	4,316	65
*	TETRA Technologies Inc.	28,157	58
*	Tesco Corp.	11,728	52
*	Pioneer Energy Services
	Corp.	23,681	40
*	Contango Oil & Gas Co.	6,382	29
			5,280
Financials (14.5%)
	Evercore Inc. Class A	30,293	2,286
	Sterling Bancorp	100,105	2,247
^	First Financial Bankshares
	Inc.	48,824	1,955
	United Community Banks
	Inc.	52,388	1,368
	Glacier Bancorp Inc.	39,031	1,296
*	LendingTree Inc.	5,378	1,242
	Ameris Bancorp	27,412	1,207
*	BofI Holding Inc.	42,589	1,129
	ServisFirst Bancshares Inc.	32,765	1,118
	LegacyTexas Financial
	Group Inc.	30,793	1,108
	Community Bank System
	Inc.	21,061	1,084
*	Walker & Dunlop Inc.	20,762	1,000
	Financial Engines Inc.	30,166	997
	CVB Financial Corp.	43,861	908
	Great Western Bancorp Inc.	25,133	903
	Independent Bank Corp.	12,867	892
	Columbia Banking System
	Inc.	22,829	848
*	Green Dot Corp. Class A	16,486	794
*	First BanCorp	135,401	769
	RLI Corp.	14,122	756
	First Midwest Bancorp Inc.	34,762	733
	Northwest Bancshares Inc.	45,932	709
	First Financial Bancorp	29,358	703
	Tompkins Financial Corp.	9,123	693
	Central Pacific Financial
	Corp.	22,617	656

			Market
			Value•
		Shares	($000)
	Southside Bancshares Inc.	20,074	656
	NBT Bancorp Inc.	19,565	642
	Hanmi Financial Corp.	23,921	639
	National Bank Holdings
	Corp. Class A	19,724	635
	Simmons First National
	Corp. Class A	12,109	632
	Provident Financial
	Services Inc.	24,191	601
	Westamerica
	Bancorporation	11,650	601
*	Customers Bancorp Inc.	21,260	599
	Piper Jaffray Cos.	10,447	579
	Northfield Bancorp Inc.	33,540	540
	Boston Private Financial
	Holdings Inc.	36,026	530
	First Commonwealth
	Financial Corp.	41,452	523
	Universal Insurance
	Holdings Inc.	24,082	517
	Brookline Bancorp Inc.	35,591	511
	WisdomTree Investments
	Inc.	53,374	489
	AMERISAFE Inc.	8,234	443
	City Holding Co.	6,104	387
	Apollo Commercial Real
	Estate Finance Inc.	18,104	327
	TrustCo Bank Corp. NY	40,405	319
	Dime Community
	Bancshares Inc.	13,146	249
	Oritani Financial Corp.	14,511	233
	Bank Mutual Corp.	17,784	163
	Greenhill & Co. Inc.	9,140	137
			38,353
Health Care (15.7%)
	Cantel Medical Corp.	26,800	2,177
*	Neogen Corp.	28,143	1,939
*	ICU Medical Inc.	11,110	1,937
*	Ligand Pharmaceuticals
	Inc.	14,055	1,811
*	Supernus Pharmaceuticals
	Inc.	37,122	1,700
*	Merit Medical Systems Inc.	36,853	1,522
*	Integra LifeSciences
	Holdings Corp.	28,585	1,458
*	Omnicell Inc.	27,438	1,408
*	Nektar Therapeutics
	Class A	66,435	1,397
*	AMN Healthcare
	Services Inc.	35,365	1,321
	Chemed Corp.	6,293	1,242
*	MiMedx Group Inc.	75,306	1,225
*	Repligen Corp.	27,233	1,189
*	HMS Holdings Corp.	61,931	1,097
*	OraSure Technologies Inc.	42,645	870

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
*	Cambrex Corp.	16,590	864
*	Haemonetics Corp.	19,755	850
*	Varex Imaging Corp.	27,713	846
*	Momenta Pharmaceuticals
	Inc.	49,301	831
*	BioTelemetry Inc.	22,194	824
*	Innoviva Inc.	57,321	805
*	HealthEquity Inc.	18,328	784
*	Medicines Co.	20,247	743
*	Inogen Inc.	7,443	713
*	Magellan Health Inc.	8,404	680
	Luminex Corp.	29,512	570
*	Cytokinetics Inc.	37,634	559
	US Physical Therapy Inc.	9,245	554
*	Tivity Health Inc.	12,441	488
*	Heska Corp.	4,728	481
	Abaxis Inc.	9,702	448
*	HealthStream Inc.	18,831	442
	Landauer Inc.	7,117	442
*	Emergent BioSolutions
	Inc.	11,823	441
*	Enanta Pharmaceuticals Inc.	10,260	440
*	AMAG Pharmaceuticals Inc.	25,873	432
*	SciClone Pharmaceuticals
	Inc.	38,194	420
*	CryoLife Inc.	20,136	419
*	Anika Therapeutics Inc.	7,357	395
*	Lantheus Holdings Inc.	21,733	380
	Ensign Group Inc.	18,297	376
*	Natus Medical Inc.	10,750	361
*	Progenics Pharmaceuticals
	Inc.	51,846	349
	LeMaitre Vascular Inc.	9,305	339
*	Eagle Pharmaceuticals Inc.	5,760	314
	Analogic Corp.	4,058	290
*	Cross Country Healthcare
	Inc.	23,402	290
*	Amphastar Pharmaceuticals
	Inc.	17,909	287
*	ANI Pharmaceuticals Inc.	5,928	285
*	Orthofix International NV	5,196	256
*	Surmodics Inc.	9,802	255
*	Sucampo Pharmaceuticals
	Inc. Class A	18,524	218
	Phibro Animal Health Corp.
	Class A	5,955	211
	Meridian Bioscience Inc.	14,643	203
*	CorVel Corp.	3,098	161
*	Depomed Inc.	25,754	157
			41,496
Industrials (18.5%)
	John Bean Technologies
	Corp.	23,348	2,071
	Healthcare Services
	Group Inc.	35,566	1,821

			Market
			Value•
		Shares	($000)
	Tetra Tech Inc.	42,199	1,798
*	WageWorks Inc.	29,193	1,721
*	Mercury Systems Inc.	35,433	1,710
*	Hawaiian Holdings Inc.	39,599	1,697
*	Trex Co. Inc.	21,707	1,650
	Simpson Manufacturing
	Co. Inc.	29,906	1,309
*	Proto Labs Inc.	17,995	1,292
	Barnes Group Inc.	20,657	1,291
	Allegiant Travel Co. Class A	9,704	1,145
	Insperity Inc.	13,843	1,111
	Applied Industrial
	Technologies Inc.	19,307	1,100
*	Aerojet Rocketdyne
	Holdings Inc.	35,231	1,044
	ESCO Technologies Inc.	19,071	1,038
	Matthews International
	Corp. Class A	16,642	1,003
	UniFirst Corp.	6,622	951
	AAON Inc.	29,126	949
	ABM Industries Inc.	19,730	877
*	Patrick Industries Inc.	11,754	870
	Exponent Inc.	12,607	858
*	On Assignment Inc.	17,938	856
	Hillenbrand Inc.	23,712	848
	Brady Corp. Class A	25,387	847
*,^	Axon Enterprise Inc.	38,926	845
	US Ecology Inc.	16,112	828
	Viad Corp.	15,047	827
	Forward Air Corp.	14,946	777
	Watts Water
	Technologies Inc. Class A	11,526	711
	Astec Industries Inc.	14,131	702
	Albany International Corp.	13,015	698
*	Gibraltar Industries Inc.	23,316	682
	Universal Forest
	Products Inc.	7,575	661
*	Saia Inc.	10,898	616
	AZZ Inc.	12,498	611
*	Lydall Inc.	12,719	598
	Franklin Electric Co. Inc.	15,086	581
	EnPro Industries Inc.	8,043	567
	Apogee Enterprises Inc.	12,536	548
*	Navigant Consulting Inc.	34,883	535
	Multi-Color Corp.	6,444	514
	Tennant Co.	8,413	513
	Actuant Corp. Class A	21,151	509
	Quanex Building Products
	Corp.	25,430	498
*	Harsco Corp.	28,418	486
*	PGT Innovations Inc.	36,487	482
*	American Woodmark Corp.	5,462	452
	Heartland Express Inc.	20,145	447
	Mobile Mini Inc.	14,686	444
	Raven Industries Inc.	15,455	433

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Griffon Corp.	23,041	427
	Alamo Group Inc.	4,335	398
*	Chart Industries Inc.	11,339	382
*	Aerovironment Inc.	7,315	358
	Lindsay Corp.	4,002	346
	Insteel Industries Inc.	12,923	324
*	MYR Group Inc.	12,162	314
	CIRCOR International Inc.	6,211	298
	Marten Transport Ltd.	14,279	245
*	Vicor Corp.	11,912	232
*	Orion Group Holdings Inc.	20,518	124
			48,870
Information Technology (17.8%)
	MKS Instruments Inc.	39,948	3,290
*	Lumentum Holdings Inc.	41,084	2,336
*	Stamps.com Inc.	11,630	2,224
*	Advanced Energy
	Industries Inc.	29,364	2,159
*	Itron Inc.	24,825	1,802
	TiVo Corp.	89,443	1,637
	Power Integrations Inc.	21,923	1,597
*	II-VI Inc.	40,548	1,454
	Cabot Microelectronics
	Corp.	18,646	1,335
	Progress Software Corp.	35,638	1,197
*	Semtech Corp.	30,575	1,150
*	Rogers Corp.	9,368	1,111
*	Fabrinet	27,559	1,070
*	Rambus Inc.	82,488	1,070
*	Qualys Inc.	22,146	1,052
	Xperi Corp.	36,498	995
*	Gigamon Inc.	23,061	990
	Badger Meter Inc.	21,494	987
*	8x8 Inc.	67,643	957
	Ebix Inc.	16,063	927
*	ExlService Holdings Inc.	16,160	909
*	TTM Technologies Inc.	63,093	898
*	Cardtronics plc Class A	33,693	875
*	MaxLinear Inc.	38,661	835
*	Oclaro Inc.	93,861	789
*	SPS Commerce Inc.	12,694	773
	NIC Inc.	45,955	751
	Brooks Automation Inc.	26,223	684
*	NETGEAR Inc.	13,658	656
*	CEVA Inc.	15,860	643
	Methode Electronics Inc.	14,938	611
*	Electronics For Imaging Inc.	17,154	610
	CSG Systems
	International Inc.	15,715	608
	CTS Corp.	24,254	546
*	Synchronoss
	Technologies Inc.	31,839	535
*	Kulicke & Soffa Industries
	Inc.	27,251	519
*	Rudolph Technologies Inc.	23,212	515

			Market
			Value•
		Shares	($000)
	ADTRAN Inc.	22,477	497
*	MicroStrategy Inc. Class A	3,751	484
*	Nanometrics Inc.	18,644	481
*	Shutterstock Inc.	14,036	471
*	ePlus Inc.	5,055	423
*	Bottomline Technologies
	de Inc.	13,611	413
*	Super Micro Computer Inc.	14,300	381
*	Veeco Instruments Inc.	17,711	335
*	Barracuda Networks Inc.	13,487	326
	Forrester Research Inc.	7,203	293
*,^	Applied Optoelectronics
	Inc.	4,697	278
*	LivePerson Inc.	17,467	234
	Monotype Imaging
	Holdings Inc.	12,668	231
*	FARO Technologies Inc.	6,532	225
*	CalAmp Corp.	11,223	208
*	XO Group Inc.	9,349	174
*	VASCO Data Security
	International Inc.	9,459	119
*	Control4 Corp.	3,897	96
	Bel Fuse Inc. Class B	3,620	92
*	Kopin Corp.	19,846	80
*	DHI Group Inc.	13,656	27
			46,965
Materials (4.1%)
*	Ingevity Corp.	31,082	1,957
	Balchem Corp.	23,527	1,764
	Quaker Chemical Corp.	9,813	1,366
*	Kraton Corp.	23,000	755
*	AK Steel Holding Corp.	130,145	729
	Stepan Co.	9,093	704
	Neenah Paper Inc.	8,057	622
*,^	US Concrete Inc.	7,473	598
	Innospec Inc.	8,729	485
	Innophos Holdings Inc.	10,354	473
*	Koppers Holdings Inc.	9,677	379
	Deltic Timber Corp.	4,618	360
	A Schulman Inc.	9,342	284
	Hawkins Inc.	4,305	154
*	Flotek Industries Inc.	16,866	87
			10,717
Real Estate (7.7%)
	EastGroup Properties Inc.	25,027	2,224
	Lexington Realty Trust	159,710	1,575
	PS Business Parks Inc.	9,394	1,269
	American Assets Trust Inc.	30,610	1,243
	Summit Hotel Properties
	Inc.	76,951	1,142
	Four Corners Property
	Trust Inc.	44,314	1,126
	Retail Opportunity
	Investments Corp.	54,277	1,077
	Agree Realty Corp.	20,860	1,046

S&P Small-Cap 600 Growth Index Fund

		Market
		Value•
	Shares	($000)
CareTrust REIT Inc.	53,563	1,033
LTC Properties Inc.	19,284	938
DiamondRock Hospitality
Co.	76,882	845
Acadia Realty Trust	26,899	772
National Storage Affiliates
Trust	32,673	729
HFF Inc. Class A	17,554	669
Getty Realty Corp.	23,719	654
Ramco-Gershenson
Properties Trust	45,692	601
Universal Health Realty
Income Trust	6,091	461
Urstadt Biddle Properties
Inc. Class A	21,949	454
Franklin Street Properties
Corp.	41,167	411
Parkway Inc.	16,089	369
Saul Centers Inc.	6,023	365
Hersha Hospitality Trust
Class A	17,578	326
Chatham Lodging Trust	13,876	281
CBL & Associates
Properties Inc.	29,053	233
Pennsylvania REIT	22,140	222
Armada Hoffler Properties
Inc.	13,928	186
Independence Realty Trust
Inc.	13,142	135
		20,386
Telecommunication Services (1.2%)
Cogent Communications
Holdings Inc.	30,232	1,409
Consolidated
Communications Holdings
Inc.	30,365	560
* Vonage Holdings Corp.	59,036	490
Cincinnati Bell Inc.	18,042	380
ATN International Inc.	3,944	239
* Lumos Networks Corp.	7,777	140
		3,218
Utilities (1.5%)
South Jersey Industries
Inc.	58,675	2,105
California Water Service
Group	35,419	1,327
American States Water Co.	12,977	640
		4,072
Total Common Stocks
(Cost $239,841)		261,191

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (1.5%)[1]
	Money Market Fund (1.0%)
[2,3]	Vanguard Market Liquidity
	Fund, 1.224%	25,853	2,586

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.5%)
	United States Treasury
	Bill, 0.987%, 9/7/17	100	100
	United States Treasury
	Bill, 0.976%, 10/5/17	100	100
4	United States Treasury
	Bill, 1.052%, 11/24/17	100	99
4	United States Treasury
	Bill, 1.093%, 2/22/18	1,000	995
			1,294
Total Temporary Cash Investments
	(Cost $3,880)		3,880
	Total Investments (100.3%)
	(Cost $243,721)		265,071

			Amount
			($000)
Other Assets and Liabilities (-0.3%)
	Other Assets
	Investment in Vanguard		17
Receivables for Accrued Income			164
Receivables for Capital Shares Issued			1
	Variation Margin Receivable –
	Futures Contracts		30
	Total Other Assets		212
	Liabilities
Payables for Investment Securities
	Purchased		(1)
	Collateral for Securities on Loan		(1,036)
	Payables to Vanguard		(46)
	Other Liabilities		(5)
	Total Liabilities		(1,088)

ETF Shares—Net Assets (100%)
Applicable to 2,000,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			264,195
	Net Asset Value Per Share—
	ETF Shares		$132.10

S&P Small-Cap 600 Growth Index Fund

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	249,214
Undistributed Net Investment Income	486
Accumulated Net Realized Losses	(6,869)
Unrealized Appreciation (Depreciation)
Investment Securities	21,350
Futures Contracts	14
Net Assets	264,195

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $994,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and
temporary cash investment positions represent 100.0% and
0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $1,036,000 of collateral received for securities on loan.
4 Securities with a value of $249,000 have been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2017	45	3,160	14

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	2,385
Interest[1]	10
Securities Lending—Net	34
Total Income	2,429
Expenses
The Vanguard Group—Note B
Investment Advisory Services	46
Management and Administrative	221
Marketing and Distribution	14
Custodian Fees	84
Auditing Fees	32
Shareholders’ Reports and Proxy	25
Total Expenses	422
Net Investment Income	2,007
Realized Net Gain (Loss)
Investment Securities Sold[1]	9,929
Futures Contracts	76
Realized Net Gain (Loss)	10,005
Change in Unrealized Appreciation (Depreciation)
Investment Securities	10,935
Futures Contracts	14
Change in Unrealized Appreciation (Depreciation)	10,949
Net Increase (Decrease) in Net Assets Resulting from Operations	22,961

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $8,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,007	1,197
Realized Net Gain (Loss)	10,005	(5,037)
Change in Unrealized Appreciation (Depreciation)	10,949	16,336
Net Increase (Decrease) in Net Assets Resulting from Operations	22,961	12,496
Distributions
Net Investment Income	(1,784)	(1,395)
Realized Capital Gain	—	—
Total Distributions	(1,784)	(1,395)
Capital Share Transactions
Issued	129,921	86,678
Issued in Lieu of Cash Distributions	—	—
Redeemed	(18,805)	(40,767)
Net Increase (Decrease) from Capital Share Transactions	111,116	45,911
Total Increase (Decrease)	132,293	57,012
Net Assets
Beginning of Period	131,902	74,890
End of Period[1]	264,195	131,902

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $486,000 and $263,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$117.25	$106.99	$101.36	$87.79	$70.70
Investment Operations
Net Investment Income	1.222[1]	1.180	1.043	.668[1]	.822
Net Realized and Unrealized Gain (Loss)
on Investments	14.762	10.685	5.345	13.432	17.083
Total from Investment Operations	15.984	11.865	6.388	14.100	17.905
Distributions
Dividends from Net Investment Income	(1.134)	(1.605)	(.758)	(.530)	(.815)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.134)	(1.605)	(.758)	(.530)	(.815)
Net Asset Value, End of Period	$132.10	$117.25	$106.99	$101.36	$87.79

Total Return	13.67%	11.24%	6.32%	16.07%	25.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$264	$132	$75	$61	$22
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.95%	1.15%	0.98%	0.66%	1.03%
Portfolio Turnover Rate[2]	48%	48%	63%	44%	39%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. During the year ended August 31, 2017, there were no investors in the Institutional share class.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

S&P Small-Cap 600 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

S&P Small-Cap 600 Growth Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $17,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	261,191	—	—
Temporary Cash Investments	2,586	1,294	—
Futures Contracts—Assets[1]	30	—	—
Total	263,807	1,294	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

S&P Small-Cap 600 Growth Index Fund

During the year ended August 31, 2017, the fund realized $4,524,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $520,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $5,495,000 to offset taxable capital gains realized during the year ended August 31, 2017. At August 31, 2017, the fund had available capital losses totaling $6,866,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $243,721,000. Net unrealized appreciation of investment securities for tax purposes was $21,350,000, consisting of unrealized gains of $36,234,000 on securities that had risen in value since their purchase and $14,884,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $230,461,000 of investment securities and sold $121,837,000 of investment securities, other than temporary cash investments. Purchases and sales include $129,844,000 and $12,124,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2017, such purchases and sales were $12,181,000 and $19,435,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital shares issued and redeemed were:
	Year Ended August 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	1,025	800
Issued in Lieu of Cash Distributions	—	—
Redeemed	(150)	(375)
Net Increase (Decrease) in Shares Outstanding	875	425

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund: In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 17, 2017

Special 2017 tax information (unaudited) for Vanguard S&P Small-Cap 600 Index Funds

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
S&P Small-Cap 600 Index Fund	7,078
S&P Small-Cap 600 Value Index Fund	2,634
S&P Small-Cap 600 Growth Index Fund	1,541

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P Small-Cap 600 Index Fund	85.1%
S&P Small-Cap 600 Value Index Fund	92.8
S&P Small-Cap 600 Growth Index Fund	88.5

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P Small Cap 600 Index Funds

Periods Ended August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Index Fund ETF Shares
Returns Before Taxes	13.18%	14.33%	15.33%
Returns After Taxes on Distributions	12.89	14.01	15.06
Returns After Taxes on Distributions and Sale of
Fund Shares	7.63	11.46	12.60
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Value Index Fund ETF Shares
Returns Before Taxes	12.11%	13.98%	14.57%
Returns After Taxes on Distributions	11.70	13.61	14.25
Returns After Taxes on Distributions and Sale of
Fund Shares	7.13	11.17	11.94
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Growth Index Fund ETF Shares
Returns Before Taxes	13.67%	14.40%	15.95%
Returns After Taxes on Distributions	13.40	14.14	15.73
Returns After Taxes on Distributions and Sale of
Fund Shares	7.90	11.54	13.16

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2017	8/31/2017	Period
Based on Actual Fund Return
S&P Small-Cap 600 Index Fund
ETF Shares	$1,000.00	$1,131.83	$0.81
Institutional Shares	1,000.00	1,132.59	0.43
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,121.15	$1.02
Institutional Shares	1,000.00	1,122.52	0.37
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,136.72	$1.02
Based on Hypothetical 5% Yearly Return
S&P Small-Cap 600 Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.80	0.41
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,024.25	$0.97
Institutional Shares	1,000.00	1,024.85	0.36
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,024.25	$0.97

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Small-Cap 600 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the S&P Small-Cap 600 Value Index Fund, 0.19% for ETF Shares and 0.07% for Institutional Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.19% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund, and Vanguard S&P Small-Cap 600 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interest of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception in 2010, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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and S&P 500® are trademarks of S&P; and these
This material may be used in conjunction	trademarks have been licensed for use by SPDJI and
with the offering of shares of any Vanguard	sublicensed for certain purposes by Vanguard.
fund only if preceded or accompanied by	Vanguard product(s) are not sponsored, endorsed, sold
or promoted by SPDJI, Dow Jones, S&P, or their
the fund’s current prospectus.	respective affiliates and none of such parties make any
All comparative mutual fund data are from Lipper, a	representation regarding the advisability of investing in
Thomson Reuters Company, or Morningstar, Inc., unless	such product(s) nor do they have any liability for any
otherwise noted.	errors, omissions, or interruptions of the index.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18450 102017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2017: $287,000
Fiscal Year Ended August 31, 2016: $286,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2017: $8,424,459
Fiscal Year Ended August 31, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2017: $3,194,093
Fiscal Year Ended August 31, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2017: $274,313
Fiscal Year Ended August 31, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2017: $0
Fiscal Year Ended August 31, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2017: $274,313
Fiscal Year Ended August 31, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD ADMIRAL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD ADMIRAL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 18, 2017

VANGUARD ADMIRAL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 18, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548, Incorporated by Reference.